Exhibit 10.10

AWARD

New York City Transit

August 7, 2001

Mr. Jerome Cooper

President

Transit Facility Management Corporation

165-25 147th Avenue

Jamaica, New York 11434

RE:         Contract No. 00D7815H, Access-A-Ride Paratransit Transportation Services. Purchase Order No. W0208.

Dear Mr. Cooper:

You are hereby notified that your proposal for the above referenced Contract has been accepted and that the Contract is hereby awarded to your firm to provide city-wide Paratransit services with a primary service area of Brooklyn/Queens. The Contract is deemed to be in effect as of the above date. Enclosed is a fully executed copy of your Contract with NYC Transit. Your purchase order number is W0208 and it should be included on all invoices along with the contract number.

Please be advised that the award for Contract No. 00D7815H is for the estimated amount of $71,889,623.

Your Contract contains a goal of 2% Minority Business Enterprise (MBE) and 1% Women Business Enterprise (WBE) participation. The Contract (Schedule K, Article 16) requires that you submit:

1.      Compliance Reports: Monthly MBE/WBE Participation Report Form (Form 15A.3) by the 15th of each month, after the date of this award letter, to report the activity (or lack of activity) for the approved MBE and WBE subcontractor(s).

2.      Work Force Utilization Report (Form 257 – Consultant Firms) on a semi-annual basis.

3.      A Staffing Plan (Form staffpin) within sixty (60) days of the date of this award letter.

4.      A copy of executed subcontract agreements (FORM 15A.4) with all MBE/WBE subcontractors within sixty (60) days of the date of this award letter.

5.      A Work Schedule, within ninety (90) days of this award letter, outlining when the MBE/WBE subcontractor(s) will commence and complete work on the Contract.

All required MBE/WBE correspondence and/or inquiries regarding this Contract should be directed to:

MTA New York City Transit is an agency of the Metropolitan Transportation Authority, State of New York

Thomas Wallace, Manager,

Office of Civil Rights, Business Programs

Metropolitan Transportation Authority

130 Livingston Street – 10th Floor

Brooklyn, NY 11201

718-694-4716

Please submit invoices for payment in accordance with Article 108 of the Specific Contract Provisions. In response to your inquiry, please be further advised that the Authority shall pay the Contractor for all its Non-Revenue Mobilization Costs and for all its Fixed Costs for Work performed in the previous month, subject to amounts set forth in the Price Schedule. However, at no time shall the Authority pay the Contractor for the same budget item (e.g., Project Manager) under both the Non-Vehicle Mobilization Costs and the Fixed Costs categories.

The Authority’s reimbursement of your Revenue Vehicle insurance premiums for Year 1 are capped according to the Price Schedule. On an annual basis the scheduled reimbursable amount will be adjusted by the Authority to reflect the Contractor’s actual insurance premium costs for the upcoming insurance coverage year in accordance with Article 108.B.3(a)(ii) of the Specific Contract Provisions.

The Project Manager for this Contract is:

Mr. Michael Cosgrove

MTA-NYCT, Paratransit Division

2 Broadway, 11th Floor

(646) 252-5041

E-mail: micosgr@nyct.com

Questions concerning the Contract should be directed to Ira Tillman, Senior Director at (718) 694-4218 or E-mail: irtillm@nyct.com. Please acknowledge receipt of this letter by signing in the space denoted below and indicate the date of receipt. Return this letter to Ira Tillman at 130 Livingston Street, Brooklyn, New York 11201.

Sincerely,

Timothy P. Rooney

Assistant Chief Procurement Officer

Negotiations

ACKNOWLEDGEMENT:

/s/ Michael Strasser	08/07/01
SIGNATURE	DATE

MICHAEL STRASSER	PROJECT MANAGER
PRINT NAME	TITLE

130 Livingston Street	Lawrence G. Reuter
Brooklyn, NY 11201	President

New York City Transit

September 20, 2001

Mr. Michael Strasser

Transit Facility Management Corp.

626 Wortman Avenue

Brooklyn, NY 11208

RE:         Contract No. 00D7815h, NEW Purchase Order No. A1227.

Dear Mr. Strasser:

Please be advised that your purchase order number W0208 has been deleted. Your new purchase order number is A1227 and it should be included on all future invoices along with contract number 00D7815H. Enclosed is the new purchase order.

It is imperative that the Form staffpln, Form 15A.3, Form 15A.4 and subcontract agreements be submitted by September 28, 2001 for final compliance approval. Your Contract contains a goal of 2% Minority Business Enterprise (MBE) and 1% Women Business Enterprise (WBE) participation. The Contract (Schedule K, Article 16) requires that you submit:

1.      A copy of Monthly MBE/WBE Utilization Report (Form 15A.3) by the 15th of each month, after award of this Contract, to report the activity (or lack of activity) for the approved MBE and WBE subcontractor(s).

2.      Work Force Utilization Report (MTA Standard Form WF- 257 – Service Firms) on a semi-annual basis;

3.      A Staffing Plan (Form staffpln) within sixty (60) days of the date of this award letter;

4.      A copy of subcontract agreements with all MBE/WBE subcontractors within sixty (60) days of the date of this award letter;

5.      A work schedule, within ninety (90) days of execution of this Contract, outlining when the MBE/WBE subcontractor(s) will commence and complete work on the Contract.

6.      A copy of a properly executed Intent to Perform as Subcontractor/Subconsultant (Form 15A.4) within five (5) days after award of this contract. (Previously omitted from the award letter.)

All required MBE/WBE correspondence and/or inquiries regarding this Contract should be directed to:

Nicole Jones, Manager Contract Compliance

Office of Civil Rights, Business Programs

Metropolitan Transportation Authority

130 Livingston Street – Rm. 10053C

Brooklyn, NY 11201

718-694-5599

Sincerely,

Louis A. Montanti

Assistant Chief Procurement Officer

C: I, Tillman, S. Myers, G. Anderson, N. Villamagna, N. Jones, B. Marin

MTA New York City Transit is an agency of the Metropolitan Transportation Authority, State of New York
Peter S. Kalikow, Chairman

	DATE:	09/14/2001
	TIME:	14:21 PM
New York City Transit	ACCEPTANCE AND ORDER

NEW YORK CITY TRANSIT	P.O. NUMBER	:	A1227
130 LIVINGSTON ST. – 6TH FLOOR	ORDER DATE	:	08/07/2001
BROOKLYN, NEW YORK 11201	VENDOR–NUMBER	:	00–004–6092
SEE BELOW FOR SHIPMENT INFORMATION

TRANSIT FACILITY MANAGEMENT	MARK ALL INVOICES & SHIPMENTS
626 WORTMAN AVENUE	WITH ABOVE NUMBERS
BROOKLYN NY 11208
ATT: MICHAEL STRASSER

YOU ARE HEREBY NOTIFIED THAT YOUR BID FOR THE ARTICLES LISTED IN THE SCHEDULE BELOW HAS BEEN ACCEPTED AND YOU ARE HEREBY DIRECTED TO FURNISH SAME IN ACCORDANCE WITH THE TERMS THEREOF TO BE DELIVERED AT TIME DESIGNATED IN SAID PROPOSAL. REFER ANY QUESTIONS PERTAINING TO THIS ORDER TO: NICHOLAS VILLAMAGNA NV TEL: (000) 000–0000 DELIVERY POINT(S): SEE TEXT BELOW FOR DELIVERY OR SERVICE LOCATIONS

PAYMENT TERMS:	NET 30 DAYS	CONTRACT NUMBER: 00D7815H
FREIGHT TERMS :	FOBDEL

PROJECT MANAGER: MICHAEL COSGROVE
TELEPHONE NO. : (646) 252–5041

REQ. NO. : U–M03291
RC: 3041 CHGS: PARATRANSIT

AWARD MADE BY CONTRACT DOCUMENTS. THIS PURCHASE SHALL
BE MADE IN ACCORDANCE TO ARTICLE 108 OF THE CONTRACT
DOCUMENTS.

PLEASE NOTE THAT CONTRACT NO. 00D7815H (00D7815) IS FOR ACCOUNTING PURPOSES) ONLY.

PLEASE BE CERTAIN TO ENTER BOTH THE CONTRACT #00D7815H AND P.O. #A1227 ON ALL INVOICES SUBMITTED.

SERVICE LOC:	1.	CITYWIDE
		M. COSGROVE	(646) 252–5041

ITEM	AUTH	QUANTITY	U/M	ACCT	FUNC	JOB	UNIT PRICE	AMOUNT
01	TA			808.28	120	93750		71,889,623.00

CONTRACT #00D7815H (00D7815), ACCESS–A–RIDE PARATRANSIT TRANSPORTATION SERVICE, AWARDED TO TRANSIT FACILITY MANAGEMENT FOR A TERM OF 5 YEARS IN THE TOTAL ESTIMATED AMOUNT OF $71,889,623.00 FOR THE PRIMARY SERVICE AREA AND BASE IN BROOKLYN/QUEENS. HOWEVER, THE CONTRACTOR SHALL PROVIDE SERVICE CITY–WIDE.

VENDOR’S ORIGINAL

1

ITEM	AUTH	QUANTITY	U/M	ACCT	FUNC	JOB	UNIT PRICE	AMOUNT

				IF FUNDING IS STILL AVAILABLE AND SERVICE IS STILL REQUIRED, NYCT MAY ELECT TO EXERCISE THE OPTION UP TO 2 ADDITIONAL YEARS (YEAR 6 & YEAR 7).

				SEE CONTRACT FOR PRICE SCHEDULE.

				SEE CONTRACT AWARD LETTER FOR ADDITIONAL CONDITIONS FOR AWARD.

				THE PROJECT MANAGER FOR THIS CONTRACT IS

				MICHAEL COSGROVE
				NYCT, PARATRANSIT DIVISION
				2 BROADWAY, 11TH FLOOR
				NEW YORK, NY 10004
				646–252–5041
				646–252–5019 (FAX)

				TOTAL ESTIMATED				71,889,623.00

				AUTHORIZED PROCUREMENT OFFICER

2

AWARD

New York City Transit

August 7, 2001

Mr. Jerome Cooper

President

Transit Facility Management Corporation

165-25 147th Avenue

Jamaica, New York 11434

RE:         Contract No. 00D7815H, Access-A-Ride Paratransit Transportation Services. Purchase Order No. W0208.

Dear Mr. Cooper:

You are hereby notified that your proposal for the above referenced Contract has been accepted and that the Contract is hereby awarded to your firm to provide city-wide Paratransit services with a primary service area of Brooklyn/Queens. The Contract is deemed to be in effect as of the above date. Enclosed is a fully executed copy of your Contract with NYC Transit. Your purchase order number is W0208 and it should be included on all invoices along with the contract number.

Please be advised that the award for Contract No. 00D7815H is for the estimated amount of $71,889,623.

Your Contract contains a goal of 2% Minority Business Enterprise (MBE) and 1% Women Business Enterprise (WBE) participation. The Contract (Schedule K, Article 16) requires that you submit:

1.      Compliance Reports: Monthly MBE/WBE Participation Report Form (Form 15A.3) by the 15th of each month, after the date of this award letter, to report the activity (or lack of activity) for the approved MBE and WBE subcontractor(s).

2.      Work Force Utilization Report (Form 257 – Consultant Firms) on a semi-annual basis.

3.      A Staffing Plan (Form staffpin) within sixty (60) days of the date of this award letter.

4.      A copy of executed subcontract agreements (FORM 15A.4) with all MBE/WBE subcontractors within sixty (60) days of the date of this award letter.

5.      A Work Schedule, within ninety (90) days of this award letter, outlining when the MBE/WBE subcontractor(s) will commence and complete work on the Contract.

All required MBE/WBE correspondence/and or inquiries regarding this Contract should be directed to:

MTA New York City Transit is an agency of the Metropolitan Transportation Authority, State of New York

Thomas Wallace, Manager,

Office of Civil Rights, Business Programs

Metropolitan Transportation Authority

130 Livingston Street – l0th Floor

Brooklyn, NY 11201

718-694-4716

Please submit invoices for payment in accordance with Article 108 of the Specific Contract Provisions. In response to your inquiry, please be further advised that the Authority shall pay the Contractor for all its Non-Revenue Mobilization Costs and for all its Fixed Costs for Work performed in the previous month, subject to amounts set forth in the Price Schedule. However, at no time shall the Authority pay the Contractor for the same budget item (e.g., Project Manager) under both the Non-Vehicle Mobilization Costs and the Fixed Costs categories.

The Authority’s reimbursement of your Revenue Vehicle insurance premiums for Year 1 are capped according to the Price Schedule. On an annual basis the scheduled reimbursable amount will be adjusted by the Authority to reflect the Contractor’s actual insurance premium costs for the upcoming insurance coverage year in accordance with Article 108.B.3(a)(ii) of the Specific Contract Provisions.

The Project Manager for this Contract is:

Mr. Michael Cosgrove

MTA-NYCT, Paratransit Division

2 Broadway, 11th Floor

(646) 252-5041

E-mail: micosgr@nyct.com

Questions concerning the Contract should be directed to Ira Tillman, Senior Director at (718) 694-4218 or E-mail: irtillm@nyct.com. Please acknowledge receipt of this letter by signing in the space denoted below and indicate the date of receipt. Return this letter to Ira Tillman at 130 Livingston Street, Brooklyn, New York 11201.

Sincerely,

Timothy P. Rooney

Assistant Chief Procurement Officer

Negotiations

ACKNOWLEDGEMENT:

/s/ Michael Strasser	08/07/01
SIGNATURE	DATE

MICHAEL STRASSER	PROJECT MANAGER
PRINT NAME	TITLE

MONTHLY CONTRACTOR MBE/WBE PARTICIPATION REPORT (Form 15A.3)

REPORT FOR MONTH ENDING

INSTRUCTIONS: After the award of a contract, this Form 15A.3 must be filed by the 15th of each month to report actual participation by NYS certified MBE/WBE firms during the preceding month.

Contract	Contract	Contract	Contract Value
Number:	Title:	Amount (as amended) $	NYS Work $

Prime	Contract	Projected			MBE Goal:	%
Contractor:	Start Date:	Completion Date:	%	Complete:	WBE Goal:	%

Total payments to Prime to date: $	Total value of MBE subcontracts: $	Total value of WBE subcontracts: $ %
Total amount invoiced to date: $	MBE % of Prime contract (as amended):	WBE % of Prime contract (as amended):
Amount of last payment to Prime: $	Total MBE payments to date: $	Total of WBE payments to date: $
Date of last payment to Prime: $

Copy of M/WBE
	Work Status this							Subcontract
Name of MBE/WBE	Report		Projected	%	Date & Amount	Total	Subcontract	Agreement filed
Subcontractor and Description of	Active, Inactive or	Subcontract	Completion	of Work	of Payment for	Payments	Amount	with Authority
Work Performed	Complete	Start Date	Date	Complete	this Report	to Date	(as amended)	(Yes or No)
☐ Active ☐ Inactive ☐ Complete
☐ Active ☐ Inactive ☐ Complete
☐ Active ☐ Inactive ☐ Complete
☐ Active ☐ Inactive ☐ Complete
☐ Active ☐ Inactive ☐ Complete
☐ Active ☐ Inactive ☐ Complete

IF NECESSARY, USE A SEPARATE SHEET		YES	NO
1.

Did any of the M/WBE subcontractors rent/lease equipment from the prime contractor or an affiliate company during the report period?
If yes, explain the arrangement, including a description of the equipment and the cost.

		☐	☐
2.	Did any of the M/WBE subcontractors utilize employees or former employees of the prime contractor or an affiliate company during the report period?	☐	☐
3.	Did any of the M/WBE subcontractors subcontract any portion of its work to a non-M/WBE during the report period? If yes, explain fully.	☐	☐
4.	Has the scope of work or the subcontract amount for any of the M/WBE subcontractors changed since the last report? If yes, explain fully.	☐	☐

By signing this form, the person individually and on the behalf of the Contractor represents to the Authority that the information contained herein is truthful, accurate, complete and not misleading.

AUTHORIZED SIGNATURE:	TITLE:	DATE:

WORK FORCE UTILIZATION REPORT WF-257

SERVICE FIRMS

Agency	/Code	Reporting Period
Check one: ☐ Quarterly Report ☐ Semi-Annual Report

Contractor Firm Name	Address
		City	State	Zip

Type of Report:  ☐ Contract Specific Work Force  ☐ Total Work Force                               Check if        NOT-FOR-PROFIT ☐

Federal Id/Payee Id No.	Contract No.	Location of Work
County ZIP
Check One: ☐ Prime Contractor ☐ Subcontractor	Product/Service Provided:

Contract Amount $	Contract Start Date:	Percent of Job Completed

Number of Employees
Black
Federal	Total Number of		(Not of Hispanic				Asian or Pacific		Native American/		Total Percent	Total Percent
Occupational	Employees		Origin)		Hispanic		Islander		Alaskan Native		Minority	Female
Category	Male	Female	Male	Female	Male	Female	Male	Female	Male	Female	Employees	Employees
Officials/Admin
Professionals
Technicians
Sales Workers
Office & Clerical
Craft Workers
Operatives
Laborers
Service Workers
TOTALS

Company Official’s Name	Title

Company Official’s Signature	Date

CONTRACT NO. and TITLE:	CONTRACT VALUE $
AMOUNT OF TOTAL CONTRACT PRICE THAT IS ATTRIBUTABLE TO WORK PERFORMED IN NEW YORK STATE:		$

MBE/WBE UTILIZATION PLAN FORM
(Form 15A.1)

INSTRUCTIONS: See Section IV, paragraph 6 of the Contract Documents

MBE/WBE
	Indicate		Agreed Dollar	% of Work	MBE/WBE
Name, Address, Telephone Number of MBE/WBE	if MBE	Description of Work,	Amount of	Performed in	Projected Start
(including name of contact person, Federal I.D.# or	or	Products and/or	MBE/WBE	New York	and Completion
Social Security Number)	WBE	Services to be provided	Subcontract	State	Date

If the Proposer/Bidder is a corporation, partnership, or joint venture, this form must be signed respectively, by the president of the corporation, general partner, or the president/general partner of one of the joint ventures. If it is signed by anyone else, you must include appropriate proposer (such as certified copy of the by-laws, partnership agreement or joint venture agreement) which confirms that the person signing this form authorized to do so. By signing below, the Proposer/Bidder authorizes the Authority to verify all information provided on this form.

PROPOSER/BIDDER:	AUTHORIZED SIGNATURE:		TITLE:
ADDRESS:		TELEPHONE NUMBER:
FEDERAL IDENTIFICATION NUMBER:		DATE:

Intent to Perform as Subcontractor/Subconsultant
(FORM 15A.4)

CONTRACT NUMBER	CONTRACT TITLE

NAME OF PRIME BIDDER/PROPOSER

The undersigned intends to perform work in connection with the above project as (check one):

☐            A subcontractor

☐            A subconsultant

☐            A second tier subcontractor (if required to meet the goal)

Note:                   Pursuant to NYS Executive Law Article 15-A, MBE/WBE firms projected to participate in the MTA’s MBE/WBE Program must be certified as a MBE/WBE by the Empire State Development Corporation (ESDC) in order for the firm’s participation to be credited towards an MBE or WBE goal. Only firms certified by ESDC as a MBE or WBE can be utilized to meet an MBE or WBE goal.

CHECK THE APPLICABLE STATEMENT:

☐            The current MBE/WBE certification status of the proposed MBE/WBE has been confirmed by the Bidder/Proposer.

☐            The proposed MBE/WBE has submitted proof of its MBE/WBE certification to the Bidder/Proposer.

SUBCONTRACT AMOUNT $___________________

The undersigned is prepared to perform the following described work and/or supply the material listed in connection with the above project.

Note:                   If applicable, please indicate the amount and percentage of work you intend to subcontract out to other subcontractors/vendors and the name(s) of said known subcontractors/vendors (both MBE/WBE and non-MBE/WBE firms).

The undersigned intends to enter into a formal agreement for the above work with the named bidder/proposer conditioned upon the named bidder’s/proposer’s being awarded contract by the MTA or any of its affiliated agencies.

	By	Date
Name of MBE/WBE Firm	Name & Title of Authorized Signatory	Signature of Authorized Representative

130 Livingston Street	Lawrence G Reuter
Brooklyn, NY 11201	President

New York City Transit

IMPORTANT NOTICE TO ALL CONTRACTORS AND CONSULTANTS

The New York State Ethics in Government Act and the New York City Transit Authority Ethics Policy/Instruction contain stringent restrictions relating to gifts.

Authority policy prohibits the receipt of gifts by any Authority employee from any individual or entity doing business with the Authority. Concomitantly, Authority policy prohibits individuals and entities doing business with the Authority from offering gifts to any Authority employees.

“Gift” is broadly defined to include not only objects, but also meals, entertainment, tickets to events, travel costs, lodging and any other thing of value.

Please honor this policy strictly. Do not put an Authority employee in the awkward position of having to return or refuse a gift, no matter how well intentioned or innocuous a gift may be.

MTA New York City Transit is an agency of the Metropolitan Transportation Authority, State of New York

Peter S. Kalikow, Chairman

NEW YORK CITY TRANSIT AUTHORITY

Contract #00D7815H

Access-A-Ride Paratransit Transportation Service

Contractor:	Transit Facility Management Corp.
165-25 147th Avenue
Jamaica, NY 11434
(718) 995-4700
(718) 995-4712

NEW YORK CITY TRANSIT AUTHORITY

CONTRACT NO. 00D7815H

ACCESS-A-RIDE PARATRANSIT TRANSPORTATION SERVICE

TABLE OF CONTENTS

IMPORTANT NOTICE TO ALL CONTRACTORS AND CONSULTANTS

AWARD LETTER

SPECIFIC CONTRACT PROVISIONS

ARTICLE		PAGE

101	DEFINITIONS	2
102	PROJECT DESCRIPTION	8
103	TERM OF AGREEMENT	8
104	STANDARDS OF PERFORMANCE	8
105	DELIVERY OF WORK PRODUCTS AND MATERIALS	11
106	SUSPENSION OF PERFORMANCE	11
107	PERMITS	12
108	PRICE TO INCLUDE/INVOICES AND PAYMENT	12
109	DRUG AND ALCOHOL TESTING	19
110	PRIVACY ACT	22
111	LIQUIDATED DAMAGES	22
112	VEHICLE LEASES	24
113	PROSECUTION OF THE WORK	24
114	INSURANCE	25
115	RISK OF LOSS	25
116	SUBCONTRACTORS	26
117	RELATIONSHIP OF CONTRACTOR TO THE AUTHORITY	27
118	DISCLOSURE	27
119	PUBLICITY	27
120	VEHICLES LEASED BY CONTRACTOR FROM THIRD PARTIES	28
121	AMENDMENTS	29
122	ATTACHMENTS	30
123	RESCISSION	30
124	EXTENSION OF TERM	30
125	ORDER OF PRECEDENCE	30

1

GENERAL CONTRACT PROVISIONS (SCP)

ARTICLE		PAGE

201	Agreement	2
202	Notices	2
203	General Rules Of Interpretation	2
204	Consent of Authority Required For Subcontracting, Subletting, Or Assignment	3
205	Coordination with Other Contractors	3
206	Changes	3
207	Extensions Of Time	4
208	Remedies In Case Of Default & Termination for Cause	6
209	Termination For Convenience	7
210	Authority Of The Project Manager	8
211	Disputes	8
212	Withholding Money Due Contractor to Meet Claims or Liens	9
213	Claims By Contractor	10
214	Substitution of Approved Securities	10
215	Use Of Monies Withheld	11
216	New York Laws/Choice of Law, Consent to Jurisdiction & Venue	11
217	Statute Of Limitations On Right To Sue The Authority / No Claim Against Authority Officers, Agents or Employees	12
218	Authority May Avail Itself of All Remedies	12
219	Relationship between the Authority and Others	12
220	Liability And Indemnification	13
221	Patents, Copyrights And Infringement Claims	13
222	Quantities Are Approximate / Variable Quantities Clause	15
223	General Representations and Warranties	15
224	No Estoppel And No Waiver	17
225	Severability	18
226	Safety Precautions	18
227	Inspection and Evaluation	18
228	Books And Records / Audit And Examination	18
229	Subcontractor / Supplier Books and Records	19
230	Brand Names / Substitution Of Specified Material	19
231	Removal Of Material / Waste Material	20
232	Quality Assurance	20
233	Compliance With Applicable Laws, Regulations / Environmental Matters	20
234	Final Payment To Act As Release	24
235	Independent Contractor	25
236	Contractor’s Employees	25

2

ARTICLE		PAGE

237	Confidentiality / Advertising Limitation	25
238	Tax Exemption	26
239	Equal Opportunity for Minority Group Members & Women	26
240	Antitrust Assignment	27
241	Grand Jury Testimony	27
242	Year 2000 Compliance	28
243	Contract Documents Contain All Terms / Contractor Has Examined Contract	29
244	All Legal Provisions Included	29

ATTACHMENTS

Attachment No. 1.	Scope of Work

Attachment No. 2.	Price Schedule

Attachment No. 3.	Vehicle Lease Agreement

Attachment No. 4.	Schedule A, Insurance Requirements

Attachment No. 5.	Schedule G, Rider to Contract Documents

Attachment No. 6.	Schedule J, Responsibility Questionnaire

Attachment No. 7.	Schedule K, Opportunities for Minority and Women Owned Business Enterprises.

Attachment No. 8.	Federal Drug and Alcohol Testing Certification

Attachment No. 9.	Sample Trip Ticket

Attachment No. 10.	Current Paratransit Fleet

Attachment No. 11.	Operator Vehicle Condition Report

Attachment No. 12.	Preventive Maintenance Program

Attachment No. 13.	DMV Approved Accident Prevention Contractors

Attachment No. 14.	Daily Road Call Reports

3

Attachment No. 15.	Daily Accident Reports

Attachment No. 16.	Incident Reports

Attachment No. 17.	Vehicle Lettering or Logo

Attachment No. 18.	Sample FTA Section 15 Reporting Forms

Attachment No. 19.	Estimated Paratransit Growth

Attachment No. 20	Actual Trip Volume Information for 1999 and 2000

Attachment No. 21	All Carrier Vehicles on Road

Attachment No. 22	Fleet Mileage and Age Information for Vehicles Put Into Service From April 1999 to May 2000

FORM EEO-1              Employer Information Report

4

CONTRACT TERMS AND CONDITIONS

AGREEMENT made this 7th day of August, 2001 between the NEW YORK CITY TRANSIT AUTHORITY (hereinafter the “Authority” or “NYCT”), with offices at 370 Jay Street, Brooklyn, NY 11201 and TRANSIT FACILITY MANAGEMENT CORPORATION, with offices 165-25 147th Avenue, Jamaica, NY 11434.

W I T N E S S E T H:

WHEREAS, the Authority desires to retain a Contractor to provide Paratransit service in accordance with the Federal Americans with Disabilities Act of 1990 (ADA) for the five boroughs of the City of New York and known as Access-A-Ride;

WHEREAS, the Contractor represents that it possesses the necessary knowledge and experience to perform the work and services herein described; and

WHEREAS, the Authority desires to retain the Contractor on the terms and conditions set forth in this Agreement and the Contractor has agreed to accept such terms and conditions including compensation based upon the rates set forth in the Price Schedule designated herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto do hereby agree as follows:

NEW YORK CITY TRANSIT AUTHORITY

CONTRACT NO. 00D785H

ACCESS-A-RIDE PARATRANSIT TRANSPORTATION SERVICE

SPECIFIC CONTRACT PROVISIONS

ARTICLE 101      DEFINITIONS

The following terms used in this Contract shall, except where, by the context, it is clear that another meaning is intended, be construed as follows:

1.      “Access-A-Ride” or “AAR” shall mean New York City Transit Authority paratransit service.

2.      “Accident” shall mean an event causing property damage in excess of $1,000 or any personal injury that occurs during the carrier’s operation of any Revenue or Non-Revenue Vehicles in AAR service.

3.      “Accident Damage” shall mean any property damage caused as a result of an Accident.

4.      “Addenda” or “Addendum” shall mean the additional Contract provisions relating to the Contract issued in writing by the Authority prior to the Award Date.

5.      “Add-On Trips” or “Trip Insertions” shall mean trips not included in the daily Manifest that are dispatched real-time to the Vehicle Operator.

6.      “Americans with Disabilities Act of 1990” or “ADA” shall mean the Federal civil rights legislation requiring, among other things, that paratransit service comparable to fixed route service be provided to persons with disabilities who meet ADA paratransit eligibility criteria.

7.      “Assistive Device” shall mean devices used by physically disabled persons for mobility and/or communication, such as canes, walkers, oxygen equipment, etc.

8.      “Authority” or “NYCT” (or the initials “T.A.” or “NYCTA” or “NYCT”) shall mean the New York City Transit Authority, a public benefit corporation existing by virtue of the Public Authorities Law, Title 9 of Article 5, and any other authority, board, body, commission, official or officials to which or to whom the powers now belonging to the said Authority with respect to the location, construction, equipment, maintenance and operation of transit facilities shall by virtue of any act or acts hereinafter passed or be held to appertain.

9.      “Automatic Vehicle Location and Monitoring System” (or “AVLM”) shall mean a computerized system that utilizes a global positioning system with mobile data terminals to produce two-way wireless data communication concerning the speed and directional movement of subject vehicle(s) via dynamic, graphic display screen at remote dispatch/control location(s).

2

10.    “Borough” shall mean one of the five (5) political jurisdictions (counties) comprising the City of New York. They are the Bronx, Brooklyn, Manhattan, Queens, and Staten Island.

11.    “Brochure Rack” shall mean pamphlet racks installed in paratransit vehicles where customers may pick up brochures, fliers and pamphlets issued by NYCT.

12.    “Carrier” shall mean an operator of the Access-A-Ride service; also referred to as the Contractor.

13.    “City” shall mean the City of New York.

14.    “Command Center,” a/k/a “Paratransit Command Center” shall mean a New York City Transit Authority site for operating Access-A-Ride reservations, scheduling and customer assistance functions.

15.    “Contract,” “Contract Documents” or “Agreement” shall mean the Attachments, Appendix, Contractor’s Proposal, Contract Testimonium, General Contract Provisions, Information For Proposers, Specific Contract Provisions, Schedules deemed included (if any), Technical Specifications (if any), Scope of Work, Forms of Bonds (if any), Contract Drawings (if Any), all Addenda hereafter issued (if any), and the Notice of Award.

16.    “Contract Manager” shall mean the NYCT employee assigned to serve as the liaison to the Contractor for purposes of contract administration and daily operations.

17.    “Contractor” shall mean the Proposer to whom this Contract is awarded, its successors and assignees and is also referred to as the Carrier. For convenience, the Contractor may be hereinafter referred to as if the Contractor were an individual. The word “he” shall, as the sense may require include “she,” “it” and “they”; the word “him” shall include “her,” “it” and “them”; and the word “his” shall include “her,” “its” and “their”.

18.    “Contractor Early” shall mean the Vehicle Operator arrives more than 5 minutes before the Scheduled Pick-Up Time.

19.    “Contractor No-Show,” a/k/a “Missed Trip” shall mean any trip not performed, other than a Customer “Late Trip Cancellation,” “Customer No-Show” or “No-Fault No-Show.”

20.    “Customer” shall mean an individual with disabilities who NYCT has determined meets ADA paratransit eligibility criteria and has been issued an AAR identification card, also known as Access-A-Ride or AAR registrant.

21.    “Customer Assistance Division” shall mean a division of NYCT, which provides customer information and complaint management.

22.    “Customer No-Show” shall mean the Customer has not presented him/herself, declines the trip or is unable for any reason to take the trip when the Vehicle Operator has arrived and waited for the Customer in accordance with the Contract standards and procedures.

23.    “DMV” shall mean the New York State Department of Motor Vehicles.

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24.    “Depot” shall mean the Carrier’s operation facility.

25.    “Directed,” “required,” “permitted,” “ordered,” “designated,” “selected,” “prescribed,” or words of like import used in the specifications or upon the drawings (if any) shall mean, respectively, the direction, requirement, permission, order, designation, selection or prescription of the Project Manager; and similarly the words “approved,” “approved manner,” “approval,” “acceptable,” “satisfactory,” “equal,” “necessary,” or words of like import shall mean, respectively, approved by, or acceptable or satisfactory to, or equal, or necessary in the opinion of the Project Manager.

26.    “Dispatcher” shall mean the individual responsible for directing, monitoring and communicating with Vehicle Operators and coordinating with the Command Center.

27.    “Dispatch Log” shall mean the Dispatcher’s daily record of service and vehicle information.

28.    “Disputes Resolution Officer” or “DRO” shall mean the individual designated by the Authority to resolve contract disputes between the parties.

29.    “En-route Relief” shall mean a change in Vehicle Operators in the field during a Revenue Service Tour.

30.    “Federal” or words of like import shall mean the United States of America.

31.    “FTA” shall mean the Federal Transit Administration of USDOT, and is the federal agency that, inter alia, promulgates and enforces drug and alcohol testing program regulations for public transportation providers, including their contractors, pursuant to the Federal Omnibus Transportation Employee Testing Act of 1991. The regulations are set forth at 49 C.F.R. Parts 653 and 654. FTA also promulgates and enforces regulations implementing the Americans with Disabilities Act of 1990, including regulations applicable to the provision of paratransit services. These regulations are set forth at 49 C.F.R. Part 37, Subpart F.

32.    “Guest” shall mean any person accompanying an AAR Customer other than the Personal Care Attendant.

33.    “Holiday” shall mean New Year’s Day, Martin Luther King Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

34.    “Incident” shall mean an event impacting the quality or timeliness of the service that occurs during the carrier’s operation of any Revenue or Non-Revenue Vehicles in AAR service that does not cause property damage in excess of $1,000 or personal injury.

35.    “Large Vans” shall mean vehicles having ten (10) seats (excluding the driver), three (3) wheelchair securement positions and a dual rear axle.

36.    “Late Pick-Up” shall mean any AAR pick-up that occurs past the Scheduled Pick-Up Window.

37.    “Late Trip Cancellation” shall mean Customer cancellation after 5:00 p.m. the night before a scheduled trip.

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38.    “Law” shall mean the Constitution and laws of the United States and of the State of New York, the New York City Charter, the New York City Administrative Code, and each and every other law, rule, regulation, requirement, order, judgment, decree, or ordinance of every kind whatsoever issued by any government entity, applicable to or affecting the Contract, the Work and all persons engaged in the Work (including any of the foregoing which concern health, safety, environmental protection, and non-discrimination).

39.    “Legal Proceeding” shall mean every action, litigation, arbitration, administrative proceeding, and other legal or equitable proceeding of any kind whatsoever.

40.    “Liens” shall mean any and every lien of any kind whatsoever against the Work, against any monies due or to become due from the Authority to Contractor, and/or against any other property of the Authority, for or on account of the Work, including any Public Lien.

41.    “Manifest” shall mean the schedule provided to a Vehicle Operator listing all stops and time points during a vehicle tour or route.

42.    “MTA” shall mean the Metropolitan Transportation Authority and any other board, body, commission, official or officials to which or to whom the powers now belonging to the said Authority under the provisions of Article 5, Title 11 of the Public Authorities Law of the State of New York shall, by virtue of any act or acts, hereafter passed or be held to appertain.

43.    “New York State” or “NYS” shall mean the State of New York.

44.    “NYS DOT” shall mean the New York State Department of Transportation.

45.    “No-Fault No-Show” shall mean the Contractor fails to provide the scheduled trip to a Customer for documented reasons beyond the control of the Contractor, as determined by the Project Manager. For example, Fire/Police EMS activity, water main breaks, closing of a major bridge/tunnel, extremely adverse weather conditions, unusually heavy traffic conditions, and reservation errors may be grounds for considering the Contractor’s failure to provide a scheduled trip to be a No-Fault No-Show. Conversely, vehicle breakdowns or instances when a Vehicle Operator is unable to find a particular location are not considered to be occurrences that are beyond the Contractor’s ability to control.

46.    “Non-Revenue Vehicles” shall mean vehicles used by the Contractor to perform Contract requirements other than customer transportation; it may include vehicles used for supervisory and maintenance functions.

47.    “Notice” or “notice” shall mean a written notice.

48.    “Notice of Award” shall mean a document that apprises the Contractor that this Contract has been approved by the NYCTA.

49.    “Office Equipment” shall mean standard office furnishings and equipment such as telephones, computers, fax machines and supplies used by the Contractor to perform the Contract.

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50.    “On-Time Performance” shall mean a measure of service reliability based on the percentage of completed trips in which the Contractor has picked up a Customer within the Scheduled Pick-Up Window.

51.    “Paratransit Automated Scheduling System” or “PASS” shall mean the automated reservation, scheduling and dispatch software system, presently used by NYCTA to provide centralized AAR trip reservation and scheduling at the Command Center.

52.    “Paratransit Division” shall mean the NYCTA Division responsible for administration and operation of Access-a-Ride.

53.    “Passenger” shall mean all persons other than the ADA eligible Customer who are authorized to travel with the Customer, such as, Personal Care Attendants or Guests.

54.    “Preventive Maintenance” shall mean maintenance Types A, B and C described in Attachment 12 of this Contract.

55.    “Personal Care Attendant” or “PCA” shall mean a person who is authorized or required by the NYCT to accompany the Customer for the purpose of providing travel and other assistance to the Customer.

56.    “Pigtail” shall mean a long cord used in the remote control operation of a wheelchair lift in a lift vehicle.

57.    “Post-Trip Revenue Vehicle Inspection” shall mean the inspection of a Revenue Vehicle immediately following completion of the Revenue Service Tour.

58.    “Pre-Trip Revenue Vehicle Inspection” shall mean inspection of a Revenue Vehicle immediately preceding the Revenue Service Tour.

59.    “Project Manager” shall mean an individual designated as such by the Authority to administer this Contract or his duly authorized representative.

60.    “Pull-In” shall mean the return of a Revenue Vehicle to the assigned Depot upon completion of a Revenue Service Tour.

61.    “Pull-Out” shall mean the Revenue Vehicle’s departure from the assigned Depot to perform a Revenue Service Tour.

62.    “Pull-Out/Pull-In Logs” shall mean Dispatcher records of vehicle Pull-Outs and Pull-Ins.

63.    “Pull-Out Ready Line” shall mean the Revenue Vehicles available for Revenue Service Pull-Out.

64.    “Revenue Service” shall mean any period of time the Vehicle Operator is performing the Customer transportation services required under this Contract, including authorized deadheading time from Pull-Out to first Customer pick-up and from last Customer drop-off to Pull-In, and any contractually agreed upon lunch interval.

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65.    “Revenue Service Tour” shall mean the period of time from authorized Pull-Out to authorized Pull-In.

66.    “Revenue Service Stan Date” shall mean the date on which the Contractor places its first vehicle into Revenue Service.”

67.    “Revenue Vehicles” shall mean the vehicles used by the Contractor to perform the Customer transportation services required under this Contract.

68.    “Routed Service” or “Service Route” or “Route” shall mean Revenue Service performed according to the time schedule and order of pick-ups and drop-offs listed in the Manifest.

69.    “Scheduled Pick-Up Time” shall mean the confirmed pick-up time as agreed upon by the Customer and the Command Center and that appears on the Manifest.

70.    “Scheduled Pick-Up Window” shall mean the period from five minutes before to twenty-five minutes after the Scheduled Pick-Up Time.

71.    “Service Hour” or “Vehicle Service Hour” shall mean each hour of a Revenue Service Tour.

72.    “Service Ready” shall mean that the vehicle is clean, mechanically safe and reliable, and all accessories are operable.

73.    “Small Van” shall mean vehicles having five (5) seats (excluding the driver), two (2) wheelchair securement positions and a single rear axle.

74.    “State” – See “New York State.”

75.    “Subcontractor” shall mean an individual or organization who enters into a contract to furnish labor services only or labor and materials or apparatus in connection with the Work directly or indirectly for or on behalf of the Contractor and whether or not in privity of contract with the Contractor.

76.    “Supplier” shall mean an individual or organization that furnishes materials, equipment or supplies to the Contractor either directly or indirectly, for incorporation in the Work.

77.    “Trip Confirmation Ticket” or “Trip Ticket” shall mean a document that includes the date of the trip, pick-up and destination locations, beginning and ending odometer readings, and the Trip Identification Number.

78.    “Trip Identification Number” shall mean the individual number generated and assigned by PASS to a scheduled trip.

79.    “USDOT” shall mean the United States Department of Transportation.

80.    “Vehicle Operator” shall mean the Contractor’s driver of a Revenue Vehicle.

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81.    “Work” or “Project” shall be defined as all the required obligations of the Contractor hereunder, including but not limited to, the performance of any labor or services, the supplying of any goods or materials, the furnishing or repair and/or remanufacture of any equipment or any other resources or requirements or deliverables necessary to perform, construct, accomplish and complete this Contract’s objectives as stated in Article 102 below.

ARTICLE 102      PROJECT DESCRIPTION

A.     The Work to be performed may be briefly described as the provision of demand-responsive, origin-to-destination, shared-ride transportation services for people with disabilities who are Access-A-Ride registrants within the five boroughs of the City of New York, as mandated by the Americans with Disabilities Act, and furnishing all resources necessary to provide such services in accordance with the service criteria specified in the Scope of Work, Attachment 1, and all other terms and conditions of the Contract.

B.     The New York City Transit Authority hereby retains the Contractor, and the Contractor hereby agrees to perform the Work as more particularly described in Article 104 below and in the Scope of Work, Attachment No.1.

ARTICLE 103      TERM OF AGREEMENT

This Agreement shall become effective upon the date of the Notice of Award and shall continue in effect for a period of five (5) years from the date of commencement of AAR service hereunder (described in the Scope of Work, Section 4, as “Phase II, Operations”), and as such term may be extended by the Authority in accordance with Article 124 below.

ARTICLE 104      STANDARDS OF PERFORMANCE

A.     The requirements set forth in this Article are material provisions of the Contract and a breach thereof may result in the assessment of liquidated damages as set forth in Article 111 or in the Authority availing itself of any other remedy existing herein, including termination, or any such remedy as may exist in law or equity.

B.     The Contractor shall complete all scheduled trips except in the event of a Late Cancellation by a Customer or a Customer No-Show, or unless otherwise authorized by NYCT. The Contractor shall provide timely service and promptly respond to Customer complaints.

C.     The Contractor shall be responsible for service quality, Revenue Vehicle and Vehicle Operator availability, and coordination of all services furnished under this Contract. The Contractor is responsible to perform safe, reliable and on-time transportation service in a customer-friendly manner as such performance is defined by this Contract and shall adhere to the following minimum standards:

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1.      Contractor No-Shows

a.      Contractor No-Shows are prohibited except when due to circumstances beyond the control of the Contractor (No-Fault No-Show), as determined by the Project Manager.

b.     NYCT reserves the right to declare a Contractor No-Show or No-Fault No-Show, as applicable, for a pick-up(s) where, based upon the circumstances, NYCT determines that the Contractor will be unable to appear at the designated location within forty-five minutes after the Scheduled Pick-Up Time.

c.      In addition to any other remedies provided elsewhere in this Contract, Contractor shall reimburse the Authority for the actual cost of any reasonable expense incurred by the Customer or NYCT to perform the trip independently of the Contractor. Such reimbursement will apply when the Customer has called NYCT and NYCT either dispatches another service provider to perform the trip, or authorizes the Customer to use a taxi or livery for the trip.

2.      On-Time Performance

The Contractor shall arrive for a Customer pick-up within the Scheduled Pick-Up Window for 95% of all of the Contractor’s scheduled trips. NYCT reserves the right to shorten or change the Scheduled Pick-Up Window upon notice to the Contractor.

3.      Revenue Vehicle Availability

The Contractor shall assure the availability of safe, fully operational, clean, temperature-controlled Revenue Vehicles in the numbers required to service each route assigned to the Contractor on each service day. To meet this performance standard, the Contractor shall perform all of the requirements as set forth in the Scope of Work, Attachment No. 1, Section 7, and take all other reasonable and necessary actions to meet the Revenue Vehicle availability standard as set forth herein. In the event that Contractor does not meet this performance standard because of a failure to meet the vehicle maintenance requirements of the Scope of Work, in addition to any other remedies provided elsewhere in this Contract, the Authority shall have the right to perform the maintenance, and charge the Contractor for the costs thereof.

4.      Vehicle Operator Availability

a.      The Contractor shall assure that there are sufficient numbers of Vehicle Operators available to service each Route assigned to the Contractor on each service day. To meet this performance standard, the Contractor shall implement the qualification and training requirements for Vehicle Operators set forth in the Scope of Work, Attachment No. 1, Section 9, prior to placement of Vehicle Operators in Revenue Service; and the Contractor shall timely hire and train individuals in sufficient numbers to meet the Vehicle Operator availability standard set forth herein. In the event that NYCT determines that a Vehicle Operator in Revenue Service does not meet the qualifications or has not completed the

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required training, the Project Manager may direct that the Vehicle Operator be removed from service until such time as the NYCT is satisfied that the requirements of the Contract have been met.

b.     The Contractor shall observe each Vehicle Operator to ensure that he is fit for duty before his vehicle Pull-Out, and monitor each Vehicle Operator’s continued fitness throughout the Revenue Service Tour.

c.      The Contractor shall implement a program for retraining and/or disciplining Vehicle Operators who fail to perform their duties in accordance with Contact requirements.

d.     The Contractor shall not assign a Vehicle Operator to operate an AAR Revenue Vehicle after notification by NYCT to the Contractor that the Vehicle Operator is to be removed pursuant to a removal determination as set forth in the Scope of Work, Attachment 1, Section 8.20.

5.      Safe Conduct:

The Contractor shall implement a safety program in accordance with the requirements of this Contract to prevent conduct or actions by Vehicle Operators or other field staff which creates a safety hazard to Customers or the public at large.

6.      Use of Vehicles:

The Contractor shall use AAR vehicles solely for the purpose described in the Scope of Work, Attachment No. 1, or otherwise authorized in writing by NYCT. Any unauthorized use is prohibited.

7.      Record Keeping:

The Contractor shall accurately keep, complete, and/or submit trip reconciliation data, invoices and all other paperwork as required by and within the time periods set forth in the Scope of Work, Attachment No. 1.

D.     Performance Incentives:

1.      In any month in which the Contractor exceeds 95% On-Time Performance, Contractor will be paid an incentive payment of ten cents per completed trip for all completed trips for the month.

2.      In any month in which the Contractor’s No-Shows are less than 0.2% of all trips assigned to the Contractor, Contractor will be paid an incentive payment of ten cents per completed trip for all completed trips for the month.

3.      A Contractor is eligible for the incentive payments set forth herein only upon approval by the Authority of an incentive-sharing plan whereby at least half of the incentive payments received by the Contractor is shared with Vehicle Operators, dispatchers and/or maintenance personnel whose performance assisted the Contractor in earning the incentive.

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E.      Force Majeure:

A Contractor’s failure to meet the standards of performance set forth in this Article 104 may be excused when the failure is caused by forces beyond the control of the Contractor, as determined by the Project Manager. On a service-day basis with respect to the performance of routes assigned to the Contractor, the Authority has established a set of “mitigation codes” which the Contractor is authorized to use, as applicable, in its performance of Trip Reconciliation as described in the Scope of Work, Attachment No. 1, Section 3.5.

F.      Annual Performance Review and Rating/Default:

Two months before the expiration of each Contract Year, NYCT shall provide Contractor with a Performance Review and Rating for that Contract Year. The form of review and the rating system shall be provided to the Contractor prior to commencement of the Operations Phase of the Contract. Contractor shall have an opportunity to comment upon the review before it becomes final. If Contractor’s final performance rating is not satisfactory, NYCT may determine that the Contractor is in default of the Contract and may proceed to enforce the Contract remedies for default. In addition to remedies set forth in Article 208 of the General Provisions (“Remedies in the Event of Default and Termination for Cause”), NYCT may determine to reduce the service to be provided by the Contractor by transferring Routes to another contractor and reducing the Contract Price accordingly.

ARTICLE 105      DELIVERY OF WORK PRODUCTS AND MATERIALS

Upon request of the Authority, the Contractor shall deliver forthwith to the Authority any Work products produced and all data, studies, reports, material, specifications, plans, charts, photographs, exhibits prepared, developed or kept in connection with, or as part of this project, and all their material and records of whatsoever nature prepared, developed or kept in connection with, or as part of, this project (“Work Products”). Without the necessity of any demand by the Authority, Contractor shall deliver to the Authority, prior to the expiration or upon the earlier termination of this Agreement, all Work Products, which shall become the property of the Authority. This Article does not apply to any records or documents pertaining to the operation of Contractor’s business. The Contractor may retain copies of those records or documents, which it considers necessary for proof of performance.

ARTICLE 106      SUSPENSION OF PERFORMANCE

The Authority may at any time, and without cause, direct the Contractor to stop Work under this Contract for a period of time. Such direction shall be given by notice in writing, which shall specify the period during which Work shall be stopped. The Contractor shall resume Work upon the date specified in such direction, or upon such other date as the Authority may thereafter specify in writing. The period during which Work shall have been stopped may be deemed added to the contact term at the sole discretion of the Authority. Stoppage of Work under this Article shall not give rise to any claim against the Authority.

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ARTICLE 107      PERMITS

A.    The Contractor, at its own expense, shall apply for, request, process and obtain all permits and approvals that may be required for, or in connection with the Work pursuant to Federal, State and City regulations.

B.    The Contractor is required to comply with Article 19-A of the New York State Vehicle and Traffic Law and the DMV’s 19-A implementing regulations, published at 15 NYCRR Part 6.

C.    Prior to commencing Revenue Service hereunder, the Contractor must have obtained a NYS DOT contract carrier operating authority permit and ensure that each Revenue Service Vehicle has been inspected by NYS DOT and issued proper license plates by DMV.

ARTICLE 108      PRICE TO INCLUDE/INVOICES AND PAYMENTS

A.    Price to Include: The Authority shall pay and the Contractor shall accept the amounts set forth in the Price Schedule, Attachment No. 2, as full compensation for all costs and expenses of completing the Work in accordance with the Contract, including, but not limited to, all labor and material required to be done or furnished under this Contract; all overhead, expenses, fees and profits including the cost of providing storage yard or facilities; all risks and obligations set forth in the Contract; any applicable fees or taxes; and all expenses due to any unforeseen difficulty encountered in the prosecution of the Work (collectively referred to as “the Contract Price”).

B.    Payments: Subject to the Contractor’s compliance with the submission requirements contained hereunder and all other provisions of the Contract Documents, payment will be made at the rates specified in the Price Proposal, Attachment 2, as follows:

1.     Fixed Costs:

a.     Commencing in the first full month after the Revenue Service Start Date, on a monthly basis, the Authority shall pay the following “Fixed Costs:”

(i)    One-twelfth (1/12) of the Total Annual Non-Vehicle Fixed Cost amount stated in the Price Schedule, Line Item 3.

(ii)   One-twelfth (1/12) of the Annual Per-Vehicle Fixed Costs rate specified in the Price Schedule, Line Item 4, for each Revenue Vehicle in the Contractor’s fleet on the last day of the billing month.

b.     Effective on the first month of October Year 2 of commencement of AAR service (as described in the Scope of Work, Attachment 1, Section 4, as “Phase II, Operations”), Fixed Costs shall be adjusted annually in accordance with Table 10 of the Consumer Price Index for All Urban Consumers (CPI-U) using the selected local area of New York – Northern NJ – Long Island, NY-NJ-CT-PA. It is the Contractor’s obligation to submit for the first month in which an adjustment is available an invoice in an amount that accurately reflects the

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adjustment, if any, that is due. Absent such invoice, it shall be within the Authority’s discretion whether to adjust Fixed Costs for that Contract Year.

c.     The Contractor may shift funds as necessary among items in the Fixed Costs category to meet operational needs, so long as the services required hereunder are in no way diminished and Contractor can justify the action upon request by the Authority or upon audit. This paragraph shall not be construed to permit the Contractor to exceed the total annual allowable Fixed Costs.

d.     NYCT may adjust the Fixed Costs if it is determined that the Contractor has not provided the services related thereto.

2.     Variable Costs

The Authority shall pay the Contractor each month a varying amount calculated at the rates specified in the Price Schedule for “Per-Vehicle Mobilization Costs,” 1 if any, “Maintenance Costs,” 2 and “Vehicle Service Hour Costs,” 3 including fuel costs collectively referred to as “Variable Costs.”

a.     The Authority shall pay the Contractor the one-time “Per-Vehicle Mobilization Costs,” Price Schedule, Line Item 2, D, for each Revenue Vehicle, if any, that the Authority assigns to the Contractor during the billing month. Contractors with vehicles in Revenue Service pursuant to prior contracts are not eligible for this payment to the extent that this Contract assigns them the same number or fewer vehicles. These Contractors are eligible for this payment thereafter, if they are assigned additional vehicles for Revenue Service expansion.

b.     The Authority shall pay the Contractor each month 1/12 of the Maintenance Costs, Price Schedule, Line Item 5 or 6, as applicable, based upon the actual number, type and age of Revenue Vehicles in the Contractor’s fleet on the last day of the billing month. Once each year, effective the first of the month after the Contractor’s anniversary of its Revenue Service Start Date, the Authority will adjust the age category (i.e. A, B, or C) of all Revenue Vehicles in the Contractor’s fleet, based on the mileage and age of each vehicle at the time of adjustment.

c.     The Authority shall pay the Contractor each month for the actual number of Vehicle Service Hours as reconciled by the Contractor and approved by the Authority at the rate specified in the Price Schedule.

d.     The Authority shall pay the Contractor each month a varying amount for fuel used in Revenue Service which shall be equal to the product of the total number of Vehicle Service Hours performed (as determined for payments pursuant to Article 108.B.2.c, above) (“VSH”) times 1.5 gallons per Vehicle Service Hour times the Contractor’s Fuel Price Per Gallon, Price Schedule Line Item 8, as adjusted pursuant to Article 108.B.2.f (“Contractor’s Fuel Price, or “CFP”) (VSH x 1.5 x CFP).

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e.     The Variable Costs shall be adjusted annually in accordance with the same terms and conditions for adjustment set forth in Article 108.B.1.b, above, for Fixed Costs except for Fuel Costs, which shall be adjusted in accordance with the terms and conditions for adjustment set forth in Article 108.B.2.f, below.

f.      The price per gallon for fuel used in Revenue Service shall be adjusted quarterly on a calendar quarter basis, as follows:

i.      The index to be used to calculate the change in the Contractor’s Fuel Price (“CFP”) (whether diesel or gasoline) for each quarterly adjustment is the average per-gallon diesel price reported by the U.S. Department of Energy Information Administration’s “Retail On-Highway Diesel Prices for the Central Atlantic Area” (“Fuel Price Index” or “FPI”) for the last Monday immediately preceding each Adjustment Date.

ii.     An initial adjustment to the Contractor’s Fuel Price Per Gallon (CFP), as set forth in the Price Schedule, Line Item 8, will be made for the period from the time of award of this Contract to the Revenue Service Start Date, based on any change in price that occurred between the FPI price on January 1, 2001 of $1.665 (“Base Fuel Price Index Amount,” or “BFPI”) and the first day of the first month of the calendar quarter in which the Revenue Service Start Date occurs. Thereafter, the CFP will be adjusted quarterly effective on the first date of the first month of each calendar quarter (“Adjustment Date”). For each Adjustment Date, including the Revenue Service Start Date Adjustment, the price to be utilized to determine the amount of change in price will be that reported by the FPI for the last Monday of the month preceding the Adjustment Date (“Adjustment Date Fuel Price Amount” or “AFPI”).

iii.    All prices used to calculate the amount of adjustment will be rounded to the third decimal place.

iv.    The Adjusted Contractor’s Fuel Price (“ACFP”) shall be equal to the product of the Base Fuel Price Index Amount (“BFPI”) of $l.665 divided by the Adjustment Date Fuel Price Index Amount (“AFPI”) times the Contractor’s Fuel Price ([AFPI/BFPI] X CFP = ACFP). Thereafter, the most recent ACFP shall be the Contractor’s Fuel Price (“CFP”) for calculating quarterly adjustments.

g.     The Authority, in its sole discretion, may, at the commencement of the Contract or at any time thereafter, purchase tax exempt fuel for the Work. In such event, the Contact will be modified to eliminate fuel costs from the Contract Price.

3.     Reimbursable Costs (Pass-Through Costs):

The Authority shall reimburse the Contractor for its actual costs and expenses as follows:

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a.     Insurance Costs

(i)    On a monthly basis, the Authority will pay the Contractor actual insurance premium costs for the contractually required automobile liability insurance including Garage Keepers Legal Liability Insurance. Additionally, the Authority will pay actual premium costs for collision coverage and premium financing costs, if the Project Manager expressly authorizes such costs. The total payment for all such costs shall not to exceed the amount stated in the Price Schedule for each Revenue Vehicle pro-rated for the month. No reimbursement shall be made to the Contractor for any item that has not been approved by the Authority prior to the Contractor having entered into a legal commitment for the expenditure.

ii.     On an annual basis the scheduled reimbursable amount will be adjusted by the Authority to reflect the Contractor’s actual insurance premium costs for the upcoming insurance coverage year. Each year, upon the Contractor’s receipt of any renewal notice for insurance coverage to be paid as a reimbursable cost by the Authority, the Contractor shall submit a copy of such notice and all requested documentation to the Authority including policy declaration pages, premium notices and/or invoices from the Contractor’s insurance company itemizing the premiums and corresponding insurance coverage to be provided.

iii.    The Authority, in its sole discretion, may, at the commencement of the Contract or at any time thereafter, purchase vehicle insurance for the Work. In such event, the Contract will be modified to eliminate such insurance costs from the Contract Price.

b.     Tolls. On a monthly basis, the Authority shall reimburse the Contractor’s actual expenses for tolls paid for operation of Revenue Vehicles in the course of providing Revenue Service.

c.     Third Party Lease Costs. On a monthly basis, the Authority shall reimburse the Contractor’s approved monthly vehicle leasing costs for any Revenue Vehicle or Non-Revenue Vehicle leased from a third party.

d.     Non-Vehicle Mobilization Costs. The Authority shall pay the Contractor’s “Non-Vehicle Mobilization” costs upon submission of an invoice and adequate documentation to confirm that the Contractor has incurred such costs. In no event shall the Contractor be paid for any amount expended that is in excess of the total amount specified in the Price Schedule, Line Item 1, “Non-Vehicle Mobilization” costs. The Contractor shall allocate its expenditures for mobilization costs in accordance with its Authority-approved Start-Up Plan and in a manner to assure that sufficient monies are available to pay all mobilization costs. The Authority’s Project Manager may question and reject any mobilization cost if it appears that the expenditure will adversely affect the Contractor’s ability to effect mobilization.

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4.     Date of Payment:

All monthly payments to the Contractor will be made net 30 calendar days of receipt by NYCT of a complete and proper invoice.

5.     The Contractor warrants that the costs set forth in the Price Schedule are in current U.S. dollars and do not include any allowance for any contingency to cover anticipated increased cost of performance, which are covered by the economic adjustment clauses contained in subparagraphs B.1.b. and B.2.b. above. These provisions shall be the sole and exclusive measure of adjustment to the costs specified in the Price Schedule of this Contract without regard to actual changes in the cost or use of labor or materials since the Notice of Award of this Contract.

C.    Proper Invoice:

1.     In order to allow appropriate time to complete the reconciliation process, the Contractor shall not submit any invoice prior to 15 calendar days after the end of each month that constitutes the billing period. In addition to any other requirement set forth in this Contract with respect to what constitutes a proper invoice or for the Contractor to be entitled to receive payment, the Contractor’s invoice, in triplicate, must set forth (1) a description, with specificity, of the goods delivered, Work performed, services rendered, or other event initiating entitlement to payment pursuant to the terms of this Contract; (2) that portion of the Contract price related to such payment less any deductions such as retainage required pursuant to the terms hereof (if any); and (3) the Contract number. Should the invoice not be calculated correctly, such as not taking into account retainage as a deduction, the Authority may either reject the invoice or treat the invoice as proper only to the extent of the correct calculation of the amount thereof.

2.     NYCT will return incomplete or improper invoices to the Contractor. In the event that an invoice is returned to the Contractor because it is incomplete or improper, the imposition of net 30 calendar day terms on NYCT will not begin until a complete and proper invoice is returned to NYCT.

3.     The Contractor shall provide a monthly bill itemized by the components of the Contract Price in paragraph B, above, “Payments.” (Variable Costs will be itemized by type of Revenue Vehicle, for each Revenue Vehicle operated by the Contractor).

D.    Supporting Documentation: The following are in addition to any other requirement set forth in this Contract with respect to supporting documentation that must accompany an invoice:

1.     The Contractor’s invoice must be accompanied by appropriate documentation that the deliverable has been delivered in accordance with the Contract, and if this Contract requires acceptance thereof as a condition precedent to payment, that the deliverable has been so accepted.

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a.     All invoices for Vehicle Service Hours must be supported by complete and adequate documentation sufficient to permit NYCT to confirm that the Vehicle Service Hours were provided.

b.     All invoices for vehicle insurance costs shall be accompanied by a copy of the original invoice from the insurance company and a copy of the Contractor’s check for payment, and any other supporting documentation that NYCT directs.

c.     All invoices for any leased vehicles shall be accompanied by the leasing company’s invoice and a copy of the Contractor’s check for payment.

2.     Invoices must also be accompanied by all affidavits, time records, staffing and other records, as applicable, including E-Z Pass billing records in disk form, and applicable third-party lease invoices with their supporting documentation, provided for or required by the Contract to establish the amount of payment and/or performance of the Work billed, as well as a statement with sufficient specificity which establishes the basis on which the payment is due according to the Contract. Any documentation generated by the Authority, such as certificates of acceptance, will be issued in accordance with the terms of the Contract.

3.     A sworn certificate or equivalent document signed by a knowledgeable officer of the Contractor that the services covered by the Contract have been performed for the period covered by the invoice. Any false certification shall render the invoice void, and the Authority shall be entitled to recover immediately any monies paid on such invoices.

E.     Inspection, Review and Audit: In addition to any other requirements pertaining to the right of the Authority or other entity to perform inspections, reviews or audits with respect to any payment or to the Contract as a whole, the Authority reserves the right to inspect, review and/or audit each invoice for payment to verify that the invoice amount is consistent with the materials, labor, goods, and/or services provided and is in accordance with the provisions of the Contract, as well as to determine the resources applied or used by the Contractor in fulfilling the terms of the Contract or otherwise to verify that the Work, goods or services billed for were provided in accordance therewith. The Authority will require ten (10) Authority business days from the Receipt of Invoice Date within which to perform this function.

Set-off: The Authority shall have the right to set-off against any payment due the Contractor under this Contract any unpaid legally enforceable debt owed by the Contractor to the Authority as outlined in Authority’s Prompt Payment Rules (21 NYCRR § 1002). Liquidated Damages as well as monies equal to the fare revenue that should have been collected, calculated as the number of Customer and Guest trips performed times the then applicable fare, shall be deducted by NYCT from the payments made to the Contractor each month.

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F.     Designated Payment Office: The Designated Payment Office, to which all invoices and supporting documentation are required to be submitted under this Contract, is as follows:

Original and (1) copy of all invoices to:

New York City Transit Authority
Disbursements Section
Room 780, Seventh Floor
130 Livingston Street
Brooklyn, New York 11201

In addition, one (1) copy of all invoices is required to be submitted simultaneously to:

Michael Cosgrove, Project Manager
New York City Transit Authority
Paratransit Division,
2 Broadway, 11th Floor
New York, New York 10004

G.    Conditions Precedent to Payment: Unless otherwise stipulated in writing by the parties, the Authority shall make payment subject to the following conditions, which are, unless waived in whole or in part by the Authority in writing, conditions precedent to payment:

1.     The Contractor is not, in the Project Manager’s and/or Procurement Sub-Division’s opinion, in material breach of this Contract;

2.     The Project Manager has accepted the Work.

3.     All records required to be submitted to the Authority have been received by the Authority, unless the Project Manager has, in writing, granted an extension of time.

H.    Withholding Payment: The Authority may withhold sums equal to any claims of the Authority against the Contractor, for indemnification or otherwise, pending settlement or other disposition of such claim. The Authority may withhold from any payment otherwise due the Contractor as much as may be necessary to protect the Authority and if it so elects may also withhold any amounts due from the Contractor to any Subcontractors or Suppliers for work performed or material furnished by them. The foregoing provisions shall be construed solely for the benefit of the Authority and will not require the Authority to determine or adjust any claims or disputes between the Contractor and his Subcontractors or Suppliers, or to withhold any moneys for their protection unless the Authority elects to do so. The failure or refusal of the Authority to withhold any moneys from the Contractor shall in no way impair the obligations of any surety or sureties under any bond or bonds furnished under this Contract. The Authority may withhold payment to the Contractor, if the Contractor fails to remedy unsuitable conditions. The Contractor shall be given written notice of any unsuitable conditions.

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I.      Prompt Payment Rules and Regulations: The Authority will pay proper invoices within the time periods provided in the Prompt Payment Rules and Regulations (21 NYCRR § 1002). Payment will be deemed to have been made upon being mailed by the Authority.

J.     Final Payment: After the expiration of the Contract, or its termination, the Contractor shall submit an invoice marked “Invoice for Final Payment” covering all items not previously invoiced. This “Invoice for Final Payment” shall contain or be accompanied by the information or supporting documentation, and shall otherwise be in the form, described in this Article or elsewhere in this Contract. Any dispute over the proper amount of the Final Payment is subject to the dispute resolution provisions (Article 211) of this Contract.

K.    Audit and Adjustment: All payments are subject to audit and adjustment by the Authority. Contractor shall make its records available for three years (3) after the later of termination of or final payment under this Agreement.

L.     Retainage: The Authority will retain an amount equal to five percent (5%) of each monthly payment for the first year of the contract. In each subsequent month, the Authority will retain an amount equal to 5% of each monthly payment minus an amount equal to the average of monthly retainages for the prior Contract Years. Such retained monies shall be held as security for the full and faithful performance by the Contractor of all the conditions, covenants and requirements contained in this Agreement.

ARTICLE 109      DRUG AND ALCOHOL TESTING

A.    The Contractor agrees to comply with the requirements of 49 CFR Parts 40, 653 and 654, promulgated by the U.S. Department of Transportation - Federal Transit Administration to implement the Omnibus Transportation Employee Testing Act. These regulations require that grantees of federal funds implement a program requiring Safety-Sensitive (as defined in the regulations) employees, including those of the Authority’s contractors (though not including subcontractors), to be subject to drug and alcohol testing. In addition to performing such tests (including tests on a random basis), maintaining custody and control over the results thereof and transmitting the results thereof as required by the regulations, the Contractor will also be required to provide information and training regarding the testing program to all of its affected employees, including direct supervisors, and to certify that it has established and implemented the required program.

B.    If the Safety-Sensitive Work will commence within six months after the award of the Contract, the Contractor will submit the documents listed below for the Authority’s approval within thirty (30) days after Contract award. If the Safety-Sensitive Work will commence at least six months after Contract award, the Contractor will submit the documents listed below for the Authority’s approval at least sixty (60) days prior to the commencement of the Safety-Sensitive Work.

1.     An initial certification of the Contractor’s compliance with 49 CFR Parts 653 and 654 in the form set forth in Paragraph C below.

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2.     A copy of the Contractor’s Drug and Alcohol Testing Program policy statement.

3.     A copy of the Contractor’s training program for supervisors and employees.

4.     A copy of the Contractor’s drug and alcohol testing procedures for the following:

a.     pre-employment or transfer testing (drug testing only);

b.     random testing;

c.     reasonable suspicion;

d.     accident;

e.     return to work; and

f.      refusal to be tested.

5.     A copy of the Contractor’s Drug and Alcohol Testing Program record keeping procedures.

6.     The name and location (address) of the following:

a.     collection site(s);

b.     laboratory;

c.     Medical Review Officer (MRO);

d.     Breath Alcohol Technician (BAT); and

e.     Substance Abuse Professional (SAP).

C.    To certify compliance with 49 CFR Parts 653 and 654, the Contractor shall submit initially as required by Paragraph B and annually thereafter while Safety-Sensitive work is performed, certifications in the following form:

SUBSTANCE ABUSE CERTIFICATIONS

NYC Transit Authority Contract No.:

Contract Description:

Contractor’s Name:

Alcohol Testing Certification

As required by FTA regulations, “Prevention of Alcohol Misuse in Transit Operations,” at 49 CFR 654.83, Contractor certifies that it has established and implemented an alcohol misuse prevention program complying with the requirements of 49 CFR Part 654.

and

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Anti-Drug Program Certification

As required by FTA regulations, “Prevention of Prohibited Drug Use in Transit Operations,” at 49 CFR 653.83, Contractor certifies that it has established and implemented an anti-drug program and has conducted employee training complying with the requirements of 49 CFR Part 653.

Date:	, 20
Signature of Authorized Officer

Title of Authorized Officer

The Contractor shall submit the FTA required Management Information System (MIS) reports before February 1 of each year of the Contract. The Contractor may obtain current versions of the MIS forms by contacting the FTA at (617) 494-6336.

D.    The Contractor shall submit a semi-annual MIS report summarizing its Drug and Alcohol Testing Program results, if required by the Project Manager.

E.     The Contractor shall submit one copy of all required documentation, reports and certifications, other than the MIS report, to the Authority’s Project Manager and one copy to the Senior Director, Medical Information Management Services. If the Contractor elects to submit its MIS report using paper forms, the Contractor must submit an original signed form to the Senior Director, Medical Information Management Services, with a copy to the Authority’s Project Manager. If the Contractor elects to submit its MIS report using a CD diskette, the Contractor must submit an original signed front page from the CD diskette form and the completed CD diskette to the Senior Director, Medical Information Management Services, with a copy of the front page from the CD diskette form to the Authority’s Project Manager.

F.     The Contractor shall immediately notify the Project Manager, in writing, of any changes to the documentation, reports or certifications previously submitted to the Authority. Notwithstanding this requirement, the Contractor, unless otherwise required, does not have to report statistical changes resulting from its drug and alcohol tests.

G.    If the Authority determines after award that the Contractor is performing Safety-Sensitive Work, Contractor shall be required to comply with the regulations. In the event such compliance entails costs and expenses not otherwise being borne by the Contractor, they will be eligible for reimbursement in accordance with Article 206, “Changes.”

H.    The Contractor shall make immediate notification to the Authority’s Project Manager if the Contractor intends to use its employees to perform or performs Safety-Sensitive Work previously performed by a subcontractor’s employees. The Contractor shall submit copies of all documentation requiring Authority approval (as set forth in Paragraph B) prior to commencement of the Safety-Sensitive Work by the Contractor. If the Contractor assumes the performance of

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Safety-Sensitive Work previously performed by a subcontractor, the Contractor will not be eligible for reimbursement for extra work as such term is defined in Article 206, “Changes.”

I.      The Contractor agrees to permit any authorized representative of the United States Department of Transportation, the Federal Transit Administration, or the Authority, to inspect the facilities and records associated with the implementation of the drug and alcohol testing program as required under 49 CFR Parts 653 and 654 and review the testing process.

J.     Compliance with this Article 109 and Article 110 shall be deemed a material obligation of this Contract.

ARTICLE 110      PRIVACY ACT

A.    The Contractor agrees to comply with, and assures the compliance of its employees with, the information restrictions and other applicable requirements of the Privacy Act of 1974, 5 USC §552a. Among other things, the Contractor agrees to obtain the express consent of the Federal Government before the Contractor or its employees operate a system of records on behalf of the Federal Government. The Contractor understands that the requirements of the Privacy Act, including the civil and criminal penalties for violation of that Act, apply to those individuals involved, and that failure to comply with the terms of the Privacy Act may result in termination of the Contract.

B.    The Contractor also agrees to include the requirements of this Article in all subcontracts to administer any system of records on behalf of the Federal Government issued pursuant to this Contract.

ARTICLE 111      LIQUIDATED DAMAGES

A.

1.     The Contractor acknowledges that strict adherence to the Contract terms and conditions is necessary to provide safe, reliable, and on-time service to AAR Customers in a Customer-friendly manner. The Contractor represents that it is qualified to and will perform transportation services that comply with the Scope of Work and meet best paratransit industry standards.

2.     NYCT will closely monitor performance of this Work. NYCT has the right to enter the Contractor’s premises at any time without advance notice to or authorization from the Contractor in order to observe the Contractor’s operations. Monitoring methods that will be used to assess the Contractor’s performance include, but are not limited to, radio monitoring, telephone monitoring and recording, on-street service monitoring and random facility, vehicle and records inspections.

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3.     The Contractor acknowledges that a pattern of deficient performance and inadequate response on the Contractor’s part will cause the Authority to incur damages. Inasmuch as the amount of such damages and the loss to the Authority will be extremely difficult to ascertain, it is hereby expressly agreed that such damages will be liquidated and paid not as a penalty, but as liquidated damages.

B.    Upon a determination by the Project Manager that the Contractor has engaged in a pattern of deficient performance and inadequate response with respect to the provision of safe, reliable, or on-time performance, as defined below, not due to factors outside the control of the Contractor, the following damages shall be assessed:

1.     Reliable Service:

a.     Contractor No-Shows:

Contractor No-Shows adversely affect the reliability of AAR service. For each month in which Contractor No-Shows exceed .3% of all trips assigned to the Contractor for a specified month, Contractor shall pay the Authority the sum of $20.00 for each No-Show.

b.     Late/Failed Pull-Outs:

A failure of the Contractor to meet daily Pull-Outs because of a failure to have sufficient Revenue Vehicles or Vehicle Operators available for service adversely affects the reliability of AAR service. In any month in which more than .3% of total Routes for the month failed to Pull-Out within 45 minutes of the Pull-Out time for the Route, Contractor shall pay the Authority the sum of $500.00 for each failed Pull-Out.

2.     On-Time Performance:

Late pick-ups adversely affect the On-Time Performance of AAR service. In any month in which Contractor fails to achieve 95% On-Time Performance, the Contractor shall pay the Authority the sum of $10.00 for each late pick-up that occurred 15 minutes or more past the Scheduled Pick-Up Window.

3.     Safe Service:

Inadequately maintained Revenue Service Vehicles, inadequately trained Vehicle Operators, placement into service of Vehicle Operators who do not meet the qualifications and training requirements of the Scope of Work, Vehicle Operators who exhibit unsafe operation of Revenue Vehicles, Vehicle Operators who are placed or allowed to remain in service when they are unfit for duty, and failure to report Accidents as required by the Scope of Work adversely affect the safe operation of the service. Upon a determination of the Project Manager that Contractor’s record of performance of the Scope of Work has caused the events described herein to occur at such a level that the safe operation of AAR service has been placed at risk, Contractor shall pay the Authority the sum of $250.00 per day until such time as the Project

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Manager determines that the Contractor has implemented a plan that will cure the specified deficiencies.

4.     Quality of Customer Service:

Customer service is adversely affected when Contractor fails to keep Revenue Vehicles clean, fails to maintain and utilize heating and air conditioning, as applicable, in the Revenue Vehicles, places Vehicle Operators in service who do not adhere to the standards for Vehicle Operator uniforms, permits Vehicle Operators to remain in service who are discourteous or abusive to Customers or who violate the rules for Vehicle Operators when in Revenue Service. Upon a determination of the Project Manager that Contractor’s record of performance of the Scope of Work has caused the events described herein to occur at a level such that AAR Customers’ satisfaction with service quality has been placed at risk, Contractor shall pay the Authority the sum of $10.00 per incident until such time as the Project Manager determines that the Contractor has implemented a plan that will cure the specified deficiencies.

C.    Should the Contractor wish to contest all or part of an assessment of liquidated damages, it must, within ten (10) business days from the date of such notice, respond in writing to the Project Manager stating the reasons why such assessment is in error. The Project Manager may affirm, modify, or withdraw the assessment, as he deems appropriate. If the Contractor fails to contest a notice of assessment of liquidated damages within ten (10) business days from the date of such notice, the assessment becomes final and binding upon the Contractor without further notice from NYCT.

ARTICLE 112      VEHICLE LEASES

A.    Unless otherwise directed by the NYCT, the Contractor shall utilize NYCT-owned paratransit vehicles to provide Revenue Service, and NYCT-owned Non-Revenue Vehicles which shall be assigned and leased to the Contractor subject to the terms and conditions of the lease that is appended hereto and incorporated herein as Attachment No. 3.

B.    NYCT reserves the right to direct the Contractor to lease Revenue and Non-Revenue Vehicles from third parties in accordance with Article 120 below.

ARTICLE 113      PROSECUTION OF THE WORK

A.    During the prosecution of the Work, should unforeseen difficulties of any nature be encountered, the Contractor shall promptly notify the Project Manager and take every necessary or proper precaution to overcome the unforeseen difficulty according to the direction of the Project Manager and as provided in these Contract Documents.

B.    All goods and workmanship shall be of the best class in every respect, and the Project Manager shall be the sole judge of quality and efficiency.

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C.    In all operations connected with the Work, the Contractor shall comply with applicable local laws and ordinances of the City of New York, and all laws of the State of New York which control or limit in any way the actions of those engaged in the Work, or affecting the Work belonging to or used by them, shall be strictly complied with, and further, the Contractor shall comply with all applicable Federal, State and City regulations regarding the transportation of Customers and other passengers.

D.    The Contractor shall employ only competent, skillful, and faithful personnel to do the Work.

E.     The Contractor hereby represents that prior to submitting his proposal, he examined the Scope of Work in detail and satisfied himself as to the intent of the Scope of Work relating to the Work to be performed, and he shall not at any time make any claim for damage or extension of time, or any other demand because of any misinterpretation or misunderstanding of the Scope of Work, or because of any lack of information.

F.     All goods of whatever kind, which, during their installation become damaged from any cause whatsoever, shall be removed and shall be replaced by new, undamaged goods without any additional cost to the Authority.

G.    The Contractor shall furnish all labor, material, plant, tools, supplies and other means necessary to perform the Work described in the Contract Documents in accordance with the Scope of Work, and shall perform such Work within the direction and to the satisfaction of the Project Manager.

H.    The Contractor agrees to deliver and install conforming goods in accordance with the Scope of Work.

ARTICLE 114      INSURANCE

The Contractor and any Subcontractor shall procure at a minimum, the insurance coverage specified in Attachment 4. The Contractor or Subcontractor shall be responsible for any deductible amount.

ARTICLE 115      RISK OF LOSS

A.    The Contractor assumes the risk of, and shall be responsible for, any loss or damage to Authority property, including property and equipment leased by the Authority, used in the performance of this Contract, and caused, either directly or indirectly by the acts, conduct, omissions or lack of good faith of the Contractor, its officers, managerial personnel, and employees or any person, firm, company, agent or others engaged by the Contractor as expert, consultant, specialist, or subcontractor hereunder.

B.    In the event that any such Authority property is lost or damaged, except for normal wear and tear, then the Authority shall have the right to withhold further payments hereunder for the purpose of set-off, in sufficient sums to cover such loss or damage.

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C.    The Contractor agrees to indemnify the Authority and hold it harmless from any and all liability or claim for damages due to any such loss or damage to any such Authority property.

D.    The rights and remedies of the Authority provided herein shall not be exclusive and are in addition to any other rights and remedies provided by law or by the Contract.

ARTICLE 116      SUBCONTRACTORS

A.    If the Contractor will cause any part of this Contract to be performed by a Subcontractor, unless otherwise expressly provided elsewhere in this Contract, the provisions of this Contract will apply to such Subcontractor and its officers, agents and employees in all respects as if it and they were employees of the Contractor; and the Contractor will not be in any manner thereby discharged from its obligations and liabilities hereunder, but will be liable hereunder for all acts and negligence of the Subcontractor, its officers, agents and employees, as if they were employees of the Contractor. The employees of the Subcontractor will be subject to the same provisions hereof as the employees of the Contractor; and the Work performed by the Subcontractor will be subject to the provisions hereof as if performed directly by the Contractor.

B.    The Contractor, before making any subcontract for any portion of the Work, will state in writing to the Authority the name of the proposed subcontractor, the portion of the Work which the proposed subcontractor is to do, its place of business, and such other information as the Authority may require. The Authority will have the right to require the Contractor not to award any subcontract to a person, firm or corporation disapproved by the Authority.

C.    Before entering into any subcontract hereunder, the Contractor will inform the proposed subcontractor fully and completely of all provisions and requirements of this Contract relating either directly or indirectly to the Work to be performed. Any Work performed by a Subcontractor will strictly comply with the requirements of this Contract.

D.    In order to qualify as a Subcontractor satisfactory to the Authority, in addition to the other requirements herein provided, the proposed subcontractor must be prepared to prove to the satisfaction of the Authority that it has the necessary facilities, skill and experience, and ample financial resources to perform the Work in a satisfactory manner. To be considered skilled and experienced, the proposed subcontractor must show to the satisfaction of the Authority that it has satisfactorily performed Work of the same general type which is required to be performed under this Contract.

E.     If any proposed subcontractor or supplier is a subsidiary or affiliate of Contractor, then NYCT will require the submission of two (2) additional competitive bids (for a total of three) from other potential subcontractors or suppliers for the Work required to be performed under this Contract. The Contractor must provide justification for the selection of its own subsidiary or affiliate and will be subject to NYCT review and approval.

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ARTICLE 117      RELATIONSHIP OF CONTRACTOR TO THE AUTHORITY

The relationship of Contractor to the Authority is that of an independent Contractor, and said Contractor, in accordance with its status as such, covenants and agrees that it will conduct itself consistent with such status, that it will neither hold itself out as nor claim to be an officer or employee of the Authority (or the MTA or the City) by reason hereof, and that it will not, by reason hereof, make any claim, demand or application to, or for any right or privilege applicable to an officer or employee of the Authority (or the MTA or the City), including, but not limited to, Workers’ Compensation coverage, Unemployment Insurance Benefits, Social Security coverage or retirement membership or credit.

ARTICLE 118      DISCLOSURE

Contractor hereby represents that to the best of its knowledge neither it nor any of its personnel has been the subject of any investigation or has any of them been convicted or indicted for commission of any crime involving misconduct, corruption, bribery, or fraud in connection with any public contract in the State of New York or any other jurisdiction, except as has been specifically disclosed in writing to the Authority, and that, should any such conviction or indictment be obtained or any such investigation commenced prior to the expiration of the term hereof, regardless of the date of the occurrence giving rise to the subject matter of such conviction, indictment or investigation, it will be disclosed in writing to the Authority. Breach of this provision is expressly understood to constitute a material breach hereof.

ARTICLE 119      PUBLICITY

A.    Prior written approval of the Authority is required before the Contractor or any of its employees, servants, agents or independent contractors may, at any time, either during or after completion or termination of this Contract, make any statement to the press or issue any material for publicity through any medium of communication bearing on the Work performed or data collected under this Contract.

B.    If the Contractor wishes to publish a work dealing with any aspect of performance under this Contract, or of the results and accomplishments attained in such performance, such publication requires the prior written approval of the Authority, which approval may be conditioned upon the Authority’s obtaining royalties from the Contractor, and also obtaining a non-exclusive and irrevocable license to reproduce, publish, or otherwise use and authorize others to use the publication.

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ARTICLE 120      VEHICLES LEASED BY CONTRACTOR FROM THIRD PARTIES

In the event that the Contractor is directed to lease Revenue Vehicles from a third party in order to provide paratransit services pursuant to this Agreement, the lease agreement must be approved in advance by the Authority and the Authority will reimburse the approved leasing costs pursuant to Article 108. The following provisions must be included in any vehicle lease with a third party:

A.    Right of Assignment

1.     The vehicles leased herein are procured for the purpose of fulfilling Lessee’s obligations pursuant to a separate agreement with the New York City Transit Authority (“Transit Authority”) that grants Lessee the right to provide public services on its behalf. If said right is terminated, or if the Transit Authority reassigns any of Lessee’s routes, the Transit Authority will exercise its right, granted by this provision, to receive assignment of this Lease and reassign it according to the following terms and conditions:

2.     The Transit Authority shall send written notice of the assignment and assumption to the Lessor and execute all documents reasonably required by the Lessor. The Transit Authority shall be bound by all of the covenants of this Lease, except, the insurance provisions, because the Transit Authority is a self-insuring public benefit corporation created under the New York Public Authorities Law.

3.     The Transit Authority shall have the right upon written notice to the Lessor to reassign the lease to any one of its paratransit contractors (proposed lessee). Any reassignment shall be subject to the Lessor’s credit approval of the proposed lessee. Such credit approval may be denied on the basis of the proposed lessee’s failure to satisfy the Lessor’s standards of credit worthiness, as determined in the sole discretion of the Lessor.

4.     The credit approval shall be deemed granted thirty (30) days after the Transit Authority’s assignment to the proposed lessee, unless the Lessor sends prior written notice to the Transit Authority. Upon Lessor’s credit approval of the proposed lessee, the reassignment of the lease to and assumption of the lease by the Authority-designated paratransit contractor (Lessee) shall be deemed in effect, and the Transit Authority shall have no further obligations to the Lessor.

5.     If the credit approval is denied, the Transit Authority may guarantee in writing the proposed lessee’s payments to the Lessor. Upon Lessor’s receipt of such guarantee, the assignment of the lease to and assumption of the lease by the Authority-designated paratransit contractor (Lessee) shall be deemed in effect, and the Transit Authority shall have no further obligations to Lessor.

B.    Option to Purchase:

1.     Upon payment in full of all rents and obligations due under the lease by and between Lessor and Lessee, the Transit Authority shall have the option to purchase the vehicle and any equipment thereon (the “Equipment”) as more fully described herein, for the sum of one and 00/100 dollars in United States Currency ($1.00) (the “Purchase Price”) on an “as is, where is”

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basis provided the Lessee is not then in default of any material terms and conditions of this Lease, which default has not been cured by the Transit Authority.

2.     In the event the Transit Authority elects not to exercise this purchase option, the Lessee shall have the option to purchase the Equipment for the Purchase Price plus all applicable sales or use tax on an “as is, where is” basis provided the Lessee is not then in default of any terms and conditions of this Agreement.

3.     With respect to the Equipment at that time, Lessor makes no representation or warranty, express or implied, as to any matter whatsoever, including the condition of the Equipment, its merchantability, or its fitness for a particular purpose.

4.     Lessor shall execute and deliver to Lessee, or the Authority, as applicable, all documents necessary and proper to effect the transfer of ownership of the Equipment to Lessee upon payment by Lessee of the Purchase Price.

C.    Transit Authority-Third Party Beneficiary

Lessee and Lessor agree that the Transit Authority is a third party beneficiary of the Lease for purposes of these special conditions.

ARTICLE 121      AMENDMENTS

This Contract may be amended only by an instrument in writing executed by the Authority and Contractor.

Any and all notices under this Agreement, if to the Contractor shall be delivered to:

Mr. Stan Brettschneider, Vice President

Transit Facility Management Corporation

165-25 147th Avenue

Jamaica, NY 11434

718-995-4700

718-995-4712 (Fax)

and if to the Authority,

Michael Cosgrove, Project Manager

New York City Transit Authority

Paratransit Division,

2 Broadway, 11th Floor

New York, New York 10004

646-252-5041

646-252-5019(Fax)

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ARTICLE 122      ATTACHMENTS

Attachment numbers 1-22 are incorporated in this Contract and shall be deemed to apply to the entire Contract.

ARTICLE 123      RESCISSION

In the event that the Authority elects to execute this Contract prior to submission by the Contractor and approval by the Authority of any required document, such as an insurance policy, the Authority may, in its sole discretion, rescind this Contract if all such matters have not been resolved to the Authority’s satisfaction within thirty (30) days after execution hereof.

ARTICLE 124      EXTENSION OF TERM

A.    The Authority has the option to extend the term of the Contract with no change to the Contract Price, except for those adjustments to the Contract Price which are set forth in the Contract, for up to two (2) additional year(s). This option may be exercised, in the sole discretion of the Authority, for a single or multiple term(s) of four (4) or six (6) months, for a one-year or two one-year terms, or for a two-year term.

B.    The option shall be exercised by notification by the Authority to the Contractor, in writing, that it is exercising the option to extend the term of the Contract, at any time prior to three months in advance of the expiration of the Contract.

ARTICLE 125      ORDER OF PRECEDENCE

If there is a conflict between provisions of this Agreement, the following order of precedence shall apply:

A.    Terms and Conditions

B.    Scope of Work, Attachment No. 1

C.    Price Schedule, Attachment No. 2

D.    Other Attachments

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective with the date set forth in the Notice of Award.

Contractor:	Transit Facility Management Corp	New York City Transit Authority:

Signature:	/s/ Jerome Cooper	Signature:	/s/ Timothy P. Rooney

Name:	Jerome Cooper	Name:	Timothy P. Rooney

Title:	President	Title:	Assistant Chief Procurement Officer

Date:	August 2, 2001	Date:	8/7/01

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ACKNOWLEDGMENT FOR THE AUTHORITY

STATE OF NEW YORK,	)
) SS.:
COUNTY OF Kings	)

On this 7th day of August, 2001, before me personally appeared Timothy P. Rooney to me known, who, being by me first duly sworn, did depose and say: That he is the Assistant Chief Procurement Officer of the New York City Transit Authority, the public benefit corporation described in and which executed the foregoing instrument and that he acknowledged to me that he signed his name thereto pursuant to the authorization of said Authority.

/s/ Stacey A. Myers

Stacey A. Myers

Notary Public, State of New York

No. 24-5015180

Qualified in Kings County

Commission Expires: July 19, 2005

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ACKNOWLEDGMENT FOR CONTRACTOR, IF A CORPORATION

STATE OF NEW YORK,	)
) SS.:
COUNTY OF QUEENS	)

On this 2nd day of August 2001, before me personally appeared Jerome Cooper to me known, who, being by me first duly sworn, did depose and say: That he/she resides at No. 114 Hards Lane, in the City of Lawrence, in the County of Nassau, in the State of New York, that he/she is the President of Transit Facility Management Corp., the corporation described in and which executed the foregoing contract; that he/she knows the corporate seal of said corporation; that one of the seals affixed to said contract is such corporate seal, that it was affixed thereto by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.

/s/ Elizabeth Rodriguez
Notary Public

ELIZABETH RODRIGUEZ Notary Public State of New York No. 01RO4898677 Qualified in Queens County Commission Expires July 20, 2005

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NEW YORK CITY TRANSIT AUTHORITY

Division of Materiel

GENERAL CONTRACT

PROVISIONS

9/00	Operating Contract

ARTICLE 201      AGREEMENT

The Contractor agrees to perform the Work in accordance with requirements and terms and provisions hereinafter set forth in the Contract Documents. In consideration for the complete, satisfactory and proper performance thereof by the Contractor, the Authority agrees to pay to the Contractor, and the Contractor agrees to accept as full compensation therefor, the sums of money set forth in the Price Schedule at the time and in the manner and upon the terms and conditions hereinafter set forth in the Contract Documents.

ARTICLE 202      NOTICES

Except as otherwise specifically provided, the delivery of any notice, direction or communication to the Contractor or the Authority shall be made by hand, mail, or facsimile transmission directed to the Contractor at the address set forth in the Bid and to the Authority to the attention of the Project Manager at the address set forth in the Notice of Award, and shall be deemed to be sufficient service thereof as of the date of such delivery by hand or transmission or three (3) days after mailing. With respect to notices to the Authority, the Contractor shall additionally send a copy of each notice sent to the Project Manager to the Authority’s Division of Materiel to the attention of the Procurement Representative. The addresses may be changed at any time by notice in writing. Nothing contained herein shall be deemed to preclude or render inoperative the service of any notice, direction or other communication personally upon the Contractor, or if the Contractor is a corporation, upon any officer or director thereof. Nothing in this article shall be deemed as a waiver by the Authority of other requirements with respect to the service of process upon it.

ARTICLE 203      GENERAL RULES OF INTERPRETATION

A.            The Information for Bidders, the Bid (including the Price Schedule), General Contract Provisions, Specific Contract Provisions, Schedules (excluding Schedule H, Bidder’s Qualification Questionnaire or Schedule J, Responsibility questionnaire), all Addenda (if any), the Technical Specifications (if any), the Contract Drawings (if any), the Attachments (if any), and the Notice of Award, constitute the Contract and shall be referred to collectively as the “Contract” or the “Contract Documents.”

B.            The Contract is also deemed to include by reference those portions of the Bidder’s Qualification Questionnaire or Responsibility Questionnaire which contain additional conditions and obligations on the Contractor and rights in favor of the Authority.

C.            References to any agreement or other instrument shall be deemed to include such agreement or other instrument as it may, from time to time, be modified, amended, supplemented, or restated in accordance with its terms.

D.            The word “Contractor” when used in this Contract, shall mean the Bidder to whom the Authority awards this Contract.

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E.             The terms “hereof,” “herein,” “hereby,” “herewith,” “hereto,” and “hereunder” shall be deemed to refer to this Contract.

F.             The headings of the paragraphs are inserted for convenience only and shall not affect the construction or interpretation of this Contract.

K.            Defined terms appertaining to this Contract are set forth in the Specific Contract Provisions.

G.            All references to “days” shall be deemed to be calendar days, unless otherwise expressly indicated.

H.            All references to “business days” shall be deemed to be references to the days of Mondays through Fridays, exclusive of Authority observed holidays.

I.              All notices hereunder must be in writing, in accordance with Article 202, unless expressly indicated otherwise.

J.             As used herein the singular shall mean and include the plural; the masculine gender shall mean and include the feminine and neuter genders; and vice versa.

ARTICLE 204      CONSENT OF AUTHORITY REQUIRED FOR SUBCONTRACTING, SUBLETTING OR ASSIGNMENT

The Contractor shall not subcontract, assign, transfer, convey, sublet or otherwise dispose of this Contract or its right, title or interest in or to the same or any part thereof without the prior written consent of the Authority. A violation of this provision shall be deemed to be a material breach of the Contract.

ARTICLE 205      COORDINATION WITH OTHER CONTRACTORS

During the progress of the Work, it may be necessary for other contractors and/or other persons (including personnel of the Authority) to do work in or about the work site. The Authority reserves the right to permit and put such other contractors and such persons to work and to afford them access to the Work Site (if applicable) at such time and under such conditions as does not unreasonably interfere with Contractor. The Contractor shall prosecute its Work continuously and diligently and shall conduct its Work so as to minimize interference with such other work.

ARTICLE 206      CHANGES

A.            This Contract may be modified and changed from time to time as agreed to in writing between the parties hereto, in a manner not materially affecting the substance hereof.

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B.            No change in or modification, termination or discharge of this Contract in any form whatsoever, shall be valid or enforceable unless it is in writing and signed by the party to be charged therewith or his duly authorized representative; provided, however, that any change in or modification, termination or discharge of this Contract expressly provided for in this Contract shall be effective as so provided.

C.            It is agreed by the Contractor that any change resulting in additional Work shall be paid at the applicable rates set forth in the Price Schedule for equivalent items as determined by the Project Manager. In the event that the Authority shall order additional Work for which there are no applicable rates set forth in the Price Schedule for equivalent items, it is understood and agreed by Contractor that the Authority and Contractor shall negotiate a mutually agreeable price to be paid by the Authority for Contractor’s performance of such additional Work. In the event that the parties are unable to agree upon a price for the additional Work, the Project Manager may nevertheless direct the Contractor to proceed with the additional Work. The Contractor shall diligently proceed with the additional Work, but may, initiate a dispute within five (5) days of the Project Manager’s directive to proceed pursuant to Article 211, DISPUTES, for a determination by the Disputes Resolution Officer (DRO) as to a reasonable price therefor.

D.            If as a result of the change or modification, the Authority determines that more time is required for the Contractor to complete performance than is specified within the Contract, the Authority will extend the time for Contractor’s performance by the number of days actually required for Contractor to complete the Work.

ARTICLE 207      EXTENSIONS OF TIME

A.            If the Contractor is delayed at any time during the progress of the Work by the neglect or failure of the Authority or by a Force Majeure, then the time for completion and/or affected delivery date(s) shall be extended by the Authority subject to the following conditions:

1              the cause of the delay arises after the Notice of Award and neither was nor could have been anticipated by the Contractor by reasonable investigation before such award;

2.             the Contractor demonstrates that the completion of the Work and/or affected delivery(s) will be actually and necessarily delayed;

3.             the effect of such cause cannot be avoided or mitigated by the exercise of all reasonable precautions, efforts and measures whether before or after the occurrence of the cause of delay; and

4.             the Contractor makes written request and provides other information to the Authority as described in paragraph (D) below.

A delay meeting all the conditions of this paragraph (A) shall be deemed an excusable delay. Any concurrent delay which does not constitute an excusable delay shall not be the sole basis for denying a request hereunder.

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B.            Any reference in this Article to the Contractor shall be deemed to include materialmen, Suppliers and Subcontractors, whether or not in privity of contract with the Contractor, all of whom shall be considered as agents of the Contractor for the purpose of this Article.

C.            The Authority reserves the right to rescind or shorten any extension previously granted, if subsequently the Authority determines that any information provided by Contractor in support of a request for an extension of time was erroneous; provided however, that such information or facts, if known, would have resulted in a denial of the request for an excusable delay. Notwithstanding the above, the Authority will not rescind or shorten any extension previously granted if the Contractor acted in reliance upon the granting of such extension and such extension was based on information which, although later found to have been erroneous, was submitted in good faith by the Contractor.

D.            The request for an extension of time pursuant to paragraph (A) above, shall be made within ten (10) days after the time when Contractor knows or should know any cause for which it may claim an excusable delay and shall provide any actual or potential basis for an extension of time, identifying such cause and describing, as fully as practicable at that time the nature and expected duration of the delay and its effect on the completion of that part of the Work identified in the request. Contractor shall not be entitled to an extension of time unless it affirmatively demonstrates that it is entitled to such extension. The Authority may require the Contractor to furnish such additional information or documentation as the Authority shall reasonably deem necessary or helpful in considering the requested extension. The Contractor must also comply with requirements sets forth in the Specifications (if any) regarding Contractor’s detailed schedule for performance.

E.             Within thirty (30) days of its receipt of all such information and documentation [or within thirty (30) days of Contractor’s filing of the original request in the event the Authority requires no such additional material] the Authority shall advise the Contractor of its decision on such requested extension; except that, where it is not reasonably practicable for the Authority to render such decision in the thirty (30) day period, it shall, prior to the expiration of such period, advise the Contractor that it will require additional time and the approximate date upon which it expects to render such decision.

F.             In regard to an injunction, strike or interference of public authority which may delay the Work, the Contractor shall promptly give the Authority a copy of the injunction or other order and copies of the papers upon which the same shall have been granted. The Authority shall be accorded the right to intervene or become a party to any suit or proceeding in which any such injunction shall be obtained and to move to vacate the same or otherwise, as the Authority may deem proper.

G.            Neither the permitting of the Contractor to proceed with the Work subsequent to the date specified in the Contract (as such date may have been extended pursuant to this Article), the making of any payments to the Contractor thereafter, nor the issuance of any Change Order thereafter, shall operate as a waiver on the part of the Authority of any rights under this Contract, including but not limited to the assessment of liquidated damages (if any) or declaring Contractor in default.

H.            In case the Contractor shall be delayed at any time or for any period by two or more of the causes above-mentioned in this Article, the Contractor shall not be entitled to a separate extension for each one of the causes but only one period of extension shall be granted for the delay.

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I.              The Contractor agrees to make no claim for damages for delay of any kind in the performance of this Contract whether occasioned by any act or omission of the Authority or any of its representatives arid Contractor agrees that any such claim shall be compensated for solely by an extension of time to complete performance of the Work as provided herein.

ARTICLE 208      REMEDIES IN CASE OF DEFAULT & TERMINATION FOR CAUSE

A.            The Contractor shall be in default if it commits a breach of the Contract deemed material by the Authority. Without limiting the generality of the foregoing and in addition to those instances specifically referred to in the Contract, the Contractor shall be in such default if: (i) it fails to begin the Work in accordance with the requirements of the Contract; (ii) it abandons the Work; (iii) it assigns or subcontracts the Work other than as provided in the Contract; (iv) at any time the Project Manager shall be of the opinion that performance of this Contract is unnecessarily or unreasonably delayed, or that the Contractor is willfully violating any of the provisions or covenants of this Contract or is not executing the same in good faith or in accordance with its terms; (v) the Work is not completed within the time prescribed, as may be extended by the Authority; or (vi) the Contractor becomes insolvent (other than as a bankrupt), or assigns for the benefit of creditors, or takes advantage of any insolvency statute or debtor or creditor law or if its property of affairs are put in the hands of a receiver; or (vii) the Project Manager shall be of the opinion that the Work cannot be completed within the time herein provided therefor or within the time to which such completion may have been extended provided, however, that the impossibility of timely completion is in the Project Manager’s opinion, attributable to conditions within the Contractor’s control.

B.            In the event of a default by the Contractor, the Authority will notify the Contractor of the default, in writing, and the Contractor shall immediately cease performance of the Work or any part thereof under this Contract. The Authority shall thereupon have the right to take any action necessary to complete the Work, including performing the Work itself, or contracting with another individual or entity. In the event the Work is completed by the Authority or others, Contractor shall be liable for the costs and expense of said labor, materials, plant, tools, equipment, supplies and property. The costs and expenses so charged may be deducted by the Authority and paid out of any monies otherwise payable to the Contractor.

C.            The Authority may also bring any suit or proceeding to recover damages or to obtain any other relief or for any other purpose proper under this Contract.

D.            The Authority may, in its sole discretion, waive a default by the Contractor, but such waiver, and failure by the Authority to take action in respect to any default, shall not be deemed a waiver of any subsequent default.

E.             In case the Authority shall by Contract or otherwise complete the Work or any part thereof under the provisions of Paragraph B above, the Project Manager from time to time during the course of the completion of the Work or such part thereof or at any time thereafter, shall certify to the amount of the expense incurred by the Authority in the completion of the Work or such part thereof.

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Said certificate shall be final and conclusive upon the Contractor and admissible in evidence against the Contractor, and his legal representatives, in any litigation arising or growing out of this Contract.

F.             In the event that the Authority wrongfully terminates the Contract for default, such termination shall be deemed to be a termination for convenience in accordance with Article 209.

ARTICLE 209      TERMINATION FOR CONVENIENCE

A.            In addition to any rights of termination by the Authority which may exist pursuant to this Contract or by law, the Authority may terminate performance of this Contract at any time for its own convenience upon giving written notice thereof specifying the effective date, whereupon all further liability of the Authority to the Contractor under this Contract shall cease. In the event of such termination, a proportionate part of the compensation due for Contract Work performed prior to the effective date of such termination and deemed acceptable to the Authority, will be paid to the Contractor as determined by the Authority.

B.            Upon receipt of a notice of termination under this article, the Contractor shall cease performance of the Contract Work, shall cancel all cancelable orders and place no further orders. The Authority’s only obligation with respect to such termination for convenience is to compensate the Contractor for the goods/services supplied up until the effective date of termination, provided, however, that in the event the termination for convenience is predicated on a cessation or reduction of funding earmarked for purposes hereof, the Authority’s payment obligations with respect to such termination for convenience will be limited to the amount of such funding actually received herefor. The Contractor shall not be entitled to any other payment by virtue of the Authority’s exercise of its right of termination as provided in Paragraph A of this Article and expressly waives and relinquishes any right to claim damages or pursue any other remedy at law or relief in equity including specific performance, by virtue of the Authority’s exercise of such right of termination.

C.            The Authority at its discretion may terminate the Contract for convenience without payment for profit and overhead for work not performed if, during the Contract term: i) the Contractor, a Contractor director, officer, principal, or managerial employees or owner of a ten percent (10%) or more interest in the Contractor, is convicted of a crime involving a public contract; or ii) significant concerns about the Contractor’s integrity are raised based upon an evaluation of the events underlying any other determination, or an indictment or other allegation, that the Contractor or a Contractor’s director, officer, principal, or managerial employee, or owner of a ten percent (10%) or more interest in the Contractor, is involved in a criminal or other unlawful activity.

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ARTICLE 210      AUTHORITY OF THE PROJECT MANAGER

A.            The Project Manager shall have general authority to give the Contractor orders and directions with respect to this Contract, including but not limited to, the right at any time to direct the return of any Authority material or equipment removed by the Contractor as part of the Work. The Project Manager shall in all cases have the authority to initially determine the value, acceptability and fitness of the Work under this Contract, and to determine every question which may arise relative to the Contract and to the fulfillment of the Contract on the part of the Contractor. Any and all material or equipment required or proposed to be incorporated in the Work shall be subject to the approval of the Project Manager and shall not be incorporated in the Work until such approval has been given.

B.            The Project Manager shall make all necessary explanations as to the meaning and intention of the Technical Specifications or Contract Drawings, shall give all orders and directions contemplated therein or thereby and also such orders and directions as may be necessary in every case in which difficult or unforeseen conditions shall arise in performance of the Work required by this Contract. The Project Manager will provide appropriate explanations and reasons for his decisions if requested by the Contractor.

C.            The Contractor shall be bound by and promptly obey and follow every direction or order given by the Project Manager regarding the performance and the nature and manner of performance arising out of, under, or in connection with, or related to or on account of, this Contract whether in writing or orally and confirmed in writing, including any direction which the Project Manager may give by way of withdrawal, modification or reversal of any previous direction given by him, and regardless of whether the Contractor agrees with the Project Manager’s determination. This Article shall not include such directions which by their nature are change orders and which require that the procedures for change orders be followed prior to the effectiveness of such directions.

D.            The Contractor shall have a representative at its plant and the work site at all times during performance of the Work authorized to receive orders and directions from the Project Manager.

ARTICLE 211      DISPUTES

A.            In the event the Contractor and the Authority are unable to resolve their differences concerning a determination by the Project Manager, the Contractor may initiate a dispute in accordance with the procedure set forth in this Article. Exhaustion of these dispute resolution procedures shall be a precondition to any lawsuit permitted hereunder.

B.            The parties to this Contract authorize the Disputes Resolution Officer (DRO), identified in Schedule G, acting personally, to decide all questions of any nature whatsoever arising out of, under or in connection with, or in any way related to or on account of, this Contract (including claims in the nature of breach of Contract or fraud or misrepresentation before or subsequent to Contract award) and his decision shall be conclusive, final and binding on the parties. His decision may be based on such assistance as he may find desirable, including advice of engineering or other experts. The effect of his decision shall not be impaired or waived by any negotiations or settlement offers in connection therewith, or by any prior decision of others, which prior decisions shall be deemed subject to review,

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or by any termination or cancellation of this Contract. All such disputes shall be submitted in writing by either party to the DRO, acting personally, for his decision, together with all evidence and other pertinent information in regard to such questions, in order that a fair and impartial decision may be made. The DRO shall render his decision in writing and deliver a copy of the same to the parties.

C.            If the Contractor protests the determination of the DRO, the Contractor may commence a lawsuit in Supreme Court, Kings County under Article 78 of the New York Civil Practice Law and Rules, it being understood the review of the Court shall be limited to the question of whether or not the DRO’s determination is arbitrary, capricious or so grossly erroneous as to evidence bad faith. No. evidence or information shall be introduced or relied upon in such an action or proceeding that has not been presented to the DRO personally prior to the DRO making his decision.

D.            Neither the requirements of this Article nor the time necessary for compliance therewith, however, shall affect the time to have accrued for purpose of any statute controlling actions/proceedings against the Authority and the time of such accrual shall be determined without reference to this Article.

ARTICLE 212      WITHHOLDING MONEY DUE CONTRACTOR TO MEET CLAIMS OR LIENS

A.            If at any time a claim, lien or judgment shall be made by any person or corporation against the Authority, for which Contractor is liable under this Contract or, otherwise by law, with respect to matters pertaining to the Work of this Contract, the Authority shall have the right to withhold an amount it deems reasonably necessary to satisfy such claim, in addition to the other sums herein authorized by the Contract to be so retained, out of any monies then due or thereafter becoming due to the Contractor hereunder, as security for the payment of such claim. If the liability of any such party on such claim or claims shall have been finally adjudicated by a judgment of a court of competent jurisdiction or such claim or claims shall have been admitted by the Contractor to be valid, then the claim may, if determined by the Authority to be in its best interest, be paid from the amount so retained hereunder, credited against the payments due Contractor, and the balance, if any, paid to the Contractor.

B.            Should any such claim remain unsatisfied at the time the final payment is due the Contractor, the Authority shall have the right to retain out of said final payment a sum in its judgment sufficient to protect the Authority in regard to all unsatisfied claims. In lieu of the foregoing, the Authority may require other security.

C.            In case the amount thus retained should be insufficient to pay the amount adjudicated to be due upon such claim, the Contractor shall pay the amount of the deficiency to the Authority. Upon the failure of the Contractor so to do, the Authority may sue for and recover from the Contractor the amount or balance as a debt from the Contractor.

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D.            Notwithstanding anything in this Article to the contrary, in the event of a claim for injury to persons or damage to property by persons or corporations other than the Authority, the Authority shall not withhold money due the Contractor provided the Authority receives adequate written assurance from the Contractor’s insurance carrier that it will assume all responsibility in connection with the claim including defending the Contractor or the Authority in any lawsuit, and paying any judgment based on said claim. The Authority shall have sole discretion to determine the adequacy of the assurance furnished.

ARTICLE 213      CLAIMS BY CONTRACTOR

If the Contractor shall have a claim for compensation against the Authority for any loss or damage of any nature arising under this Contract by reason of any act, neglect, fault or default of the Authority or its agents, the Contractor shall, within fifteen (15) days after the sustaining of such damage, furnish a written statement to the Project Manager detailing the nature and amount of damage sustained. This written notice shall constitute a request for a determination by the Project Manager pursuant to Article 210(A). Compliance with the provisions hereof shall constitute a condition to Contractor’s submission of a dispute pursuant to Article 211 with respect to any claim for compensation and the Contractor shall be deemed to have waived any claim not submitted in accordance therewith. The provisions of this Article shall not be construed as a recognition or admission of any legal liability on the part of the Authority to pay any sum on account of any damage suffered in connection with or arising out of the performance of this Contract or any part thereof.

ARTICLE 214      SUBSTITUTION OF APPROVED SECURITIES

A.            In the event that this Contract provides for retainage by the Authority of monies due the Contractor as security for its full and timely completion, the Contractor may from time to time withdraw portions of the amounts so retained, or monies otherwise withheld for any other reasons under the Contract provided any such monies have not been applied by the Authority for reimbursement to itself or a third party in accordance with applicable provisions of the Contract by depositing with the Chief Financial Officer of the Authority approved securities with a market value equal to the amount to be withdrawn.

B.            The Contractor shall pay to the Authority the service charges then in effect for the custodial safekeeping of securities deposited with the Authority by the Contractor pursuant to the terms of this Contract.

C.            Approved securities are: securities of the United States Government, State of New York, City of New York, New York City Transit Authority, Metropolitan Transportation Authority or Triborough Bridge and Tunnel Authority. Other securities may be submitted for Authority approval. All such securities must be payable to, run in favor of, or be transferred to, the Authority. In case the securities shall, during the term of the Contract, diminish in market value in the opinion of the Authority, or are sold as set forth in Article 215, then, within ten (10) days after notice, the Contractor shall deposit cash or securities to restore the value to that originally stated. A failure by the Contractor to deposit such cash or securities in accordance herewith shall be a cause for default.

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In lieu of defaulting the Contractor, the Authority may allow the Contractor to proceed with the Work and may deduct from any monies then due or which thereafter may become due to the Contractor the amount necessary to restore the original valuation of such securities, and to hold such amount in lieu thereof.

D.            The Authority shall pay to the Contractor all interest, dividends and other income on the securities, when and as collected. If the securities are in the form of coupon bonds, the coupons as they respectively become due shall be delivered to the Contractor; provided, however, that the Contractor shall not be entitled to interest, dividends or other income on any securities the proceeds of which shall be used or applied as authorized under the Contract.

ARTICLE 215      USE OF MONIES WITHHELD

Deposits, retainage (if any) or any other monies withheld, whether in cash or securities substituted shall be security for the faithful performance of the Contract by the Contractor. In case any default causes loss, damage or expense to the Authority, then the Authority may apply the amount necessary to restore such loss, damage or expense including liquidated damages, out of the said securities (which may be sold), deposits, retainage or other monies.

ARTICLE 216      NEW YORK LAWS / CHOICE OF LAW, CONSENT TO JURISDICTION AND VENUE

A.            This Contract shall be deemed to be executed in the City of New York, State of New York, regardless of the domicile of the Contractor and shall be governed by and construed in accordance with the laws of the State of New York.

B.            The parties agree that any and all claims asserted by or against the Authority arising hereunder or related hereto shall be heard and determined either in the courts of the United States located in New York City (“Federal Courts”) or in the courts of the State of New York (“New York State Courts”) located in Kings County. To effect this agreement and intent, the Contractor agrees:

1.             If the Authority initiates any action against the Contractor in Federal Court or in New York State Court, service of process may be made on the Contractor either in person, wherever such Contractor may be found, or by Certified Mail addressed to the Contractor at its address as set forth herein or to such other address as the Contractor may provide to the Authority in writing.

2.             With respect to any action between the Authority and the Contractor in a New York State Court, the Contractor hereby expressly waives and relinquishes any rights he may otherwise have (a) to move to dismiss on grounds of forum non conveniens, (b) to remove to Federal Court; and (c) to move for a change of venue to a New York State Court outside Kings County.

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3.             With respect to any action between the Authority and the Contractor in Federal Court located in New York City, the Contractor expressly waives and relinquishes any right it might otherwise have to move to transfer the action to a Federal Court outside the City of New York.

4.             If the Contractor commences any action against the Authority in a court located other than as provided for herein, upon request, the Contractor shall either consent to a transfer of the action to a court of competent jurisdiction, as set forth herein, or, if the court where the action is initially brought will not or cannot transfer the action, shall consent to dismiss such action without prejudice and thereafter reinstitute the action in a court of competent jurisdiction as provided for herein.

ARTICLE 217      STATUTE OF LIMITATIONS ON RIGHT TO SUE THE AUTHORITY / NO CLAIM AGAINST AUTHORITY OFFICERS, AGENTS OR EMPLOYEES

A.            No action shall lie or be maintained by the Contractor against the Authority upon any claim arising out of or based upon this Contract or by reason of any act or omission or requirement of the Authority or its agents, unless such action shall be commenced within six (6) months after the completion of the Work, other than Warranty Work, or earlier termination of the Contract. No additional time shall be allowed to begin anew any other action if an action commenced within the time herein limited be dismissed or discontinued, notwithstanding any provision in the New York Civil Practice Law and Rules (“CPLR”) to the contrary. Nothing herein shall extend the time, as provided in the CPLR, to commence a lawsuit.

In the event that the Contractor has filed with the Authority a statement of claim pursuant to Article 213, the Contractor’s statute of limitations with respect to said claim(s) only shall be tolled until the final determination by the Authority under Article 211.

B.            No member, officer, agent or employee of the Authority shall be liable personally hereunder or by reason hereof.

ARTICLE 218      AUTHORITY MAY AVAIL ITSELF OF ALL REMEDIES

The Authority may avail itself of each and every remedy herein specifically given to it or now or hereafter existing at law or in equity, and each and every such remedy shall be in addition to every other remedy so specifically given or otherwise so existing and may be exercised from time to time and as often and in such order as may be deemed expedient by the Authority, and the exercise of one remedy shall not be deemed to be waiver of the right to exercise, at the same time or thereafter, any other remedy.

ARTICLE 219      RELATIONSHIP BETWEEN THE AUTHORITY AND OTHERS

Nothing contained herein shall be deemed to give any third party a claim or cause of action against the Authority beyond such as may otherwise exist without regard to this Contract.

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ARTICLE 220      LIABILITY AND INDEMNIFICATION

A.            The term “Indemnified Parties,” whenever referred to in this Article, shall be deemed to mean the Authority, the MTA, its affiliate agencies, New York State and their members, officers, employees, and agents.

B.            The Contractor shall be solely responsible for all physical injuries (including death) to person(s) (including, but not limited to, employees of the Authority, Contractor or Subcontractors) and damage to property (including, but not limited to, property of the Authority or the Contractor or Subcontractors), occurring on account of or in connection with the performance of the Work hereunder or sustained by any employee of the Authority or Contractor or of Subcontractor. The Contractor shall indemnify and save harmless the Indemnified Parties, to the fullest extent permitted by law, from loss and liability upon any and all claims and expenses, including but not limited to attorneys’ fees, on account of such injuries to persons or such damage to property, irrespective of the actual cause of the accident, irrespective of whether it shall have been due in part to negligence of the Contractor or its subcontractors or negligence of the Indemnified Parties, or of any other persons, but excepting bodily injuries and property damage to the extent caused by the negligence of the Authority.

C.            The term “loss and liability,” as used herein, shall be deemed to include, but not be limited to, liability for the payment of Workers’ Compensation and disability benefits under the Workers’ Compensation Law of the State of New York or similar statutes.

D.            Except as otherwise provided in (B) above, the liability of the Contractor under this Article is absolute and is not dependent upon any question of negligence on its part or on the part of its agents, officers or employees. The approval of the Authority of the methods of doing the Work or the failure of the Authority to call attention to improper or inadequate methods or to require a change in methods or to direct the Contractor to take any particular precautions or to refrain from doing any particular thing shall not excuse the Contractor in case of any such injury to person or damage to property.

E.             In case any damage shall occur to any part of the Authority or New York City Transit System (except only for the removal of such parts thereof as the Contractor is specifically required by this Contract to remove) on account of the Work, and the Contractor is responsible therefor, the Authority shall have the right to cause such damage to be repaired and to charge the expense of such repairs to the Contractor. In the event that such work is performed by the Authority, then the Authority shall deduct the amount of such expense that may be incurred in repairing any such damage from any monies due or to become due to the Contractor under this Contract or any other agreement between the Contractor and the Authority.

ARTICLE 221      PATENTS, COPYRIGHTS AND INFRINGEMENT CLAIMS

A.            All inventions, ideas, designs and methods contained in the Contract Documents in which the Authority has, or acquires patent, copyright or other intellectual property rights (hereinafter referred to as “IPR”) shall remain reserved for the exclusive use of the Authority and may not be utilized, reproduced or distributed by or on behalf of the Contractor, or any employee, Subcontractor or agent without the prior written consent of the Authority except to the extent necessarily required in connection with performance of the Work.

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B.            If, pursuant to performance of the Work, the Contractor or any of its agents, officers, employees or subcontractors shall produce any patentable or copyrightable subject matter as to which the Authority does not gain ownership rights, the Authority and its affiliates shall thereupon have, without cost or expense, an irrevocable, non-exclusive, royalty-free license to make, have made or use, either themselves or by another contractor or other party on their behalf, such subject matter in connection with any work or any activity now or hereafter undertaken by or on behalf of the Authority or any of its affiliates or subsidiaries. The license herein granted shall not be transferable and shall not extend to contractors or other parties except to the extent of their work or activity on behalf of the Authority or such affiliates or subsidiaries.

C.            Except to the extent that rights are held by Contractor or others under existing valid patents or copyrights and are not given to the Authority, the Authority shall have the right to use or permit the use of all such drawings, data, and other papers, and also any oral information of any nature whatsoever received by the Authority, and any ideas or methods represented by such papers and information, for any purposes and at any time without other compensation than that specifically provided herein, and no such papers or information shall be deemed to have been given in confidence and any statement or legend to the contrary on any of said drawings, data, or other papers shall be void and of no effect.

D.            The Contractor warrants that all Work performed shall be free from any claims made against the Authority or Indemnified Parties of IPR from any other person or entity. The Contractor shall save harmless and indemnify the Indemnified Parties from and against all costs, expenses and damages which any of them shall incur or be obligated to pay by reason of any such infringement or claim of infringement, and shall, at the election of the Authority, defend at the Contractor’s sole expense all such claims in connection with any alleged infringement.

E.             If the Authority be enjoined from using any portion of the Work as to which the Contractor is to indemnify the Authority against IPR claims, the Authority may at its option and without thereby limiting any other right it may have hereunder or at law or in equity, require the Contractor to supply at its own expense, temporarily or permanently, facilities not subject to such injunction and not infringing any IPR, and if the Contractor shall fail to do so, the Contractor shall, at its expense, remove such offending facilities and refund the cost thereof to the Authority or take such steps as may be necessary to ensure compliance by the Authority with such injunction, to the satisfaction of the Authority.

F.             The Contractor is responsible to determine whether a prospective Supplier or Subcontractor is a party to any litigation involving IPR infringement claims, including antitrust or other trade regulation claims, or is subject to any injunction which may prohibit it under certain circumstances from selling equipment to be used or installed under this Contract. The Contractor enters into any agreement with a party to such litigation at its own risk and the Authority will not undertake to determine the merits of such litigation. The Authority, however, reserves the right to reject any article which is the subject of such litigation or injunction, or in its judgment use of such article as a result of such circumstances, would delay the Work or be unlawful.

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ARTICLE 222      QUANTITIES ARE APPROXIMATE / VARIABLE QUANTITIES CLAUSE

A.            The Contractor understands that the quantities of the various unit price items specified in the Bid (if any) are the approximate quantities of such items for the Work as estimated by the Authority, and are not in any way guaranteed or represented as correct or intended to be relied upon and they shall not be taken as final and shall form no basis for any claims for damages including, but not limited to anticipated profits in case they do not correspond with the final quantities actually ordered and that the Authority reserves the right to increase or to diminish or to omit entirely any of the quantities or items as therein stated in the Price Schedule or these Contract Documents.

B.            With respect to any unit price item as to which an estimated quantity is set forth in the Price Schedule, such unit price shall apply regardless of the actual quantity of such item ultimately utilized in, or required by, the Work; except that, if the actual quantity for a unit price item differs from the estimated quantity in the Price Schedule by more than twenty percent (20%), then the Project Manager shall review whether application of the unit price would cause a substantial inequity to either party, and, if so, the unit price for such item will be equitably adjusted, upward or downward, as determined by the Project Manager.

C.            This is not an exclusive contract, and does not obligate the Authority to fill through the Contractor all its needs for the goods or services covered by the Contract. The Authority is free to obtain these goods or services from other sources to the extent it sees fit.

ARTICLE 223      GENERAL REPRESENTATIONS AND WARRANTIES

In order to induce the Authority to enter into and perform this Contract, Contractor represents and warrants to the Authority that:

A.            Existence; Compliance with Law. The Contractor (i) if it is a corporation is duly incorporated, organized, validly existing and in good standing as a corporation under the laws of the jurisdiction of its incorporation; (ii) if it is a partnership, non-profit organization, individual or sole proprietorship is duly organized and validly existing under the laws of the jurisdiction in which it was organized; (iii) is duly qualified and in good standing under the laws of each jurisdiction where its existing ownership, lease, or operation of property in the conduct of its business requires, and (iv) has the power and authority and the legal right to conduct the business in which it is currently engaged and to enter into this Contract.

B.            Authority. The Contractor has full power, authority and legal right to execute, deliver and perform this Contract. The Contractor has taken all necessary action to authorize the execution, delivery and performance of this Contract.

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C.            No Legal Bar. The execution, delivery and performance of the Contract do not and will not violate any provision of any existing law, regulation, or of any order, judgment, award or decree of any court or government applicable to the Contractor or the charter or by-laws of the Contractor or any mortgage, indenture, lease, contract, or other agreement or undertaking to which the Contractor is a party or by which the Contractor or any of its properties or assets may be bound, and will not result in the creation or imposition of any lien on any of its respective properties or assets pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement or undertaking.

D.            No Litigation. Except as specifically disclosed to the Authority in writing prior to the date hereof, no claim, litigation, investigation or proceeding of or before any court, arbitrator or governmental authority is currently pending nor, to the knowledge of the Contractor, is any claim, litigation or proceeding threatening against the Contractor or against its properties or revenues (i) which involves a claim of defective design or workmanship in connection with any contract entered into by the Contractor or (ii) which, if adversely determined, would have an adverse effect on the business, operations, property or financial or other condition of the Contractor. For purposes of this paragraph, a claim, litigation, investigation or proceeding may be deemed disclosed to the Authority if the Authority has received, prior to the date hereof, detailed information concerning the nature of the matter involved, the relief requested, and a description of the intention of the Contractor to controvert or respond to such matter.

E.             No Default. The Contractor is not in default in any respect in the payment or performance of any of its obligations or in the performance of any mortgage, indenture, lease, contract or other agreement or undertaking to which it is a party or by which it or any of its properties or assets may be bound, and no such default or Event of Default (as defined in any such mortgage, indenture, lease, contract, or other agreement or undertaking) has occurred and is continuing or would occur solely as a result of the execution and performance of this Contract. The Contractor is not in default under any order, award, or decree of any court, arbitrator, or government binding upon or affecting it or by which any of its properties or assets may be bound or affected, and no such order, award or decree would affect the ability of the Contractor to carry on its business as presently conducted or the ability of the Contractor to perform its obligations under this Contract or any of the other financing to which it is a party.

F.             No Inducement or Gratuities.

1.             Contractor warrants that no person or selling agency has been employed or retained to solicit or secure this Contract upon any agreement or understanding for a commission, percentage, brokerage, or contingent fee, excepting bona fide employees or bona fide established commercial or selling agencies maintained by Contractor for the purpose of securing business.

2.             Additionally, Contractor warrants that no gratuities or other inducements have been offered or given or will be offered or given (in the form of entertainment, gifts, offers of employment, or any other thing of value) to any official or employee of the Authority. The Contractor further warrants that during the term of the contract it shall not make any offers of employment to any Authority employee, or solicit or interview therefor, without obtaining the written approval of the employee’s Department Head.

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3.             For breach or violation of the foregoing warranties, the Authority shall have the right to cancel the Contract without liability or, at its discretion, to deduct from the Total Contract Price or otherwise to recover the full amount of such commission, percentage, brokerage or contingent fee, or gratuities, and to include the occurrence of such a breach or violation in assessments of the Contractor’s responsibility in future bids.

G.            Conflict of Interest. Contractor covenants that neither it, nor any officer of the corporation or partner of the partnership, as the case may be if Contractor be a corporation or partnership, has any interest, nor shall it acquire any interest, either directly or indirectly, which would conflict in any manner or degree with the performance of the Work hereunder. It further covenants that, in the performance hereof, no person having such interest shall be employed by it. It is expressly understood that breach of any of the covenants contained in this paragraph is a material breach hereof and shall entitle the Authority to recover damages immediately, as well as all monies paid hereunder.

H.            No Conviction or Indictment. Contractor hereby represents that to the best of its knowledge neither it, nor any of its personnel or shareholders has been the subject of any investigation nor has any of them been convicted or indicted for commission of any crime involving misconduct, corruption, bribery, or fraud in connection with any public contract in the State of New York or any other jurisdiction, except as has been specifically disclosed in writing to the Authority, and that, should any such conviction or indictment be obtained or any such investigation commenced prior to the expiration of the term hereof, regardless of the date of the occurrence giving rise to the subject mater of such conviction, indictment or investigation, it will be disclosed in writing to the Authority.

ARTICLE 224      NO ESTOPPEL AND NO WAIVER

A.            The Authority shall not, nor shall any department or officer thereof be precluded or estopped by any return or certificate made or given by the Authority, the Project Manager or other officer, agent, or appointee thereof under any provision of this Contract from at any time either before or after the final completion and acceptance of the Work and payment therefor pursuant to any such return or certificate, showing the true and correct classification, amount, quality and character of the Work done and materials furnished by the Contractor or any other person under this Contract or from showing at any time that such return or certificate is untrue and incorrect or improperly made in any particular, or that the Work and materials, or any part thereof, do not in fact conform to the Contract; and the Authority shall not be precluded or estopped, notwithstanding any such return or certificate and payment in accordance therewith, from demanding and recovering from the Contractor such damages as it may sustain by reason of his failure to comply with this Contract.

B.            Neither the acceptance of the Authority or the Project Manager or any of the employees of the Authority, nor any order, measurement or certificate by the Project Manager nor any order by the Authority for payment of money nor any payment for, nor acceptance of, the whole or part of the Work nor any extension of time, nor any possession taken by the Authority or the employees of the Authority shall operate as a waiver of any portion of this Contract or of any power herein reserved to the Authority or of any right to damages herein provided; nor shall any waiver of any breach of this Contract be held to be a waiver of any other or subsequent breach.

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C.            In the event that the Authority is entitled to any rights under any statute, whether or not expressly referenced in the Contract Documents, nothing shall be deemed to constitute a waiver by the Authority thereof.

ARTICLE 225      SEVERABILITY

If the Contract contains any unlawfiul provisions, the same shall be deemed of no effect, and shall upon the application of either party be stricken from the Contract without affecting the binding force of the Contract as it shall remain after omitting such provision.

ARTICLE 226      SAFETY PRECAUTIONS

The Contractor will provide at his own cost and expense such safety devices for the protection of his employees, and those of the Subcontractor(s), the Authority, the public and any other persons as may be necessary and as may be required by the Project Manager. Any failure to provide such proper protection for his employees, and those of the Subcontractor(s), the Authority, the public and any other persons whether or not required by the Project Manager, will be deemed to be a material violation by the Contractor of his responsibility and obligation hereunder. The Contractor shall comply with all pertinent regulations of the Occupational Safety and Health Act (OSHA).

ARTICLE 227      INSPECTION AND EVALUATION

A.            The Authority shall have the right to inspect the Work hereunder. If any such inspection shows that the Work does not conform to the Contract Documents including, but not limited to, the Technical Specifications, the Authority shall so notify the Contractor and the Contractor shall replace or repair the Work at no additional cost to the Authority so that the Work conforms to the Contract Documents. The Authority’s failure to draw the Contractor’s attention to any such failure to conform shall not relieve the Contractor of any of its obligations under this Contract.

B.            Upon completion of the Work, the Contractor shall notify the Project Manager in writing that the Work has been completed. An Authority inspector will inspect the Work and if such Work is deemed unsatisfactory in any respect, the Contractor, at no additional cost to the Authority, will replace the goods or repair or correct such Work and, if applicable, correct the installation all to the satisfaction of the Project Manager. The Contractor must notify the Project Manager in writing that all Work has been completed.

ARTICLE 228      BOOKS AND RECORDS / AUDIT AND EXAMINATION

The Contractor shall permit authorized representatives of the Authority and of the State and Government having jurisdiction over this Contract, to examine and review all of Contractor’s books and records, including but not limited to payrolls, records of personnel, invoices and other relevant data, and to audit the books and records pertaining to this Contract. All such books and records shall be retained for such examination, review and audit for a period of three (3) years from the earlier of termination of the Contract or completion of the Work.

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ARTICLE 229      SUBCONTRACTOR/SUPPLIER BOOKS AND RECORDS

The Contractor shall keep and shall cause each Subcontractor/Supplier to keep accurate books and records in accordance with “generally accepted accounting principles.”

ARTICLE 230      BRAND NAMES / SUBSTITUTION OF SPECIFIED MATERIAL

A.            Wherever in the Contact a particular brand, or make of material, or equipment is shown or specified, such material or equipment is to be regarded merely as a standard for the purpose of concisely indicating the requirements as to type, quality, performance, design and finish. Any material or equipment other than that specified will be acceptable if, in the opinion of the Project Manager, it is as satisfactory for the particular work for which it was intended as the material or equipment specified. Complete documentation in support of an “or equal” contention will be required. The Project Manager may require that a presentation be made for any proposed substitution. The Authority reserves the right to reject any such other material or equipment offered which is not approved by the Project Manager as being in all respects equal to the named material or equipment for the work for which it is to be used. Such rejection may be for any reason including without limitation the Project Manager’s determination that the evaluation would result in excessive expense and/or time needed to evaluate such material or equipment.

B.            Unless there is a specific statement to the contrary, the Contractor understands that requests for such approval of any alternative material or equipment shall be submitted within thirty (30) days after Contract Award.

C.            The Contractor is obligated to furnish all data and information as the Authority in its discretion deems necessary to establish the equality of the alternative material or equipment. If the Contractor seeks reconsideration of any determination with respect to equivalency, the Authority shall have discretion to reconsider the matter. In the event of a reconsideration the Contractor shall be obligated to pay all Authority expenses in connection therewith.

D.            The Authority shall be the sole judge of the acceptability of items offered as equal to that specified and may reject any item not considered as equal thereto. The Contractor must submit proof satisfactory to the Authority, including a non-returnable sample if requested by the Authority, that the item the Contractor offers is equal to the material or equipment specified in quality, performance and such other characteristics as the Authority may deem relevant.

E.             The Authority will consider as evidence of equivalency an independent laboratory certification concluding that the Contractor’s proposed item meets or exceeds all requirements and standards, including performance criteria, of the particular brand or make of material or equipment specified by the Authority. The laboratory must be accredited by the American Association for Laboratory Accreditation or be otherwise acceptable to the Authority.

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ARTICLE 231      REMOVAL OF MATERIAL / WASTE MATERIAL

A.            Unless otherwise specified for return to the Authority, all scrap material (if any) shall become the property of the Contractor. It is presumed that the scrap credit value is reflected in the Price Schedule. The Contractor, at its own cost and expense, shall be responsible for removal and proper disposal of all scrap material, in accordance with all applicable federal, state and local laws, rules and regulations. The Contractor shall defend, indemnify and hold harmless the Authority for any and all claims relating to said scrap material.

B.            Waste material of any character will under no conditions be permitted to remain on the site of the Work but must be immediately on it becoming unfit for use in the Work be carted away and disposed of by the Contractor at his own expense. The Contractor shall thoroughly clean and keep clean the areas in which the Work hereunder is to be done or which are to be used in connection herewith.

ARTICLE 232      QUALITY ASSURANCE

The Contractor shall be responsible for quality assurance and for assuring that the Work conforms to Specifications. The Contractor shall maintain an effective and economical quality control program planned and developed in conjunction with other Contractor functions necessary to satisfy the Contract requirements. The quality control program shall establish and implement procedures to ensure that only acceptable supplies are presented to the Project Manager, and shall demonstrate both recognition of the quality requirements of the Contract and an organized approach to satisfy these requirements. The program shall ensure that quality requirements are determined and satisfied throughout all phases of Contract performance, including, as applicable, design development, purchasing, fabrication, processing, assembly, inspection, testing, packaging, delivery, storage and systems check and shall provide for the early and prompt detection of actual or potential deficiencies, trends, or conditions which could result in unsatisfactory quality and the Contractor must be prepared to demonstrate to the Project Manager’s satisfaction the program is effective and in operation.

ARTICLE 233      COMPLIANCE WITH APPLICABLE LAWS, REGULATIONS/ENVIRONMENTAL MATTERS

A.            The Contractor and all persons employed upon the Work, including its Subcontractors, agents, officers, and employees shall comply with all applicable laws, rules and regulations, including all applicable requirements of governmental agencies and departments in the jurisdiction in which the Work is performed, and all safety regulations of the Authority.

B.            The Contractor, Subcontractor and all Suppliers must submit evidence that all standards, orders and regulations issued pursuant to the Clean Air Act of 1970 will be met. If either the State or City air pollution control agency has more restrictive standards, they shall be enforced. The evidence and related documents will be retained by the Authority for on-site examination by appropriate enforcement agencies.

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C.            The Contractor, and any Subcontractor must comply with all local, State and Federal laws, rules and regulations applicable to this Contract and to the Work to be done hereunder, including but not limited to the Federal Occupational Safety and Health Act of 1970 and the Construction Safety Act of 1969, as amended.

D.            Attention is called regarding environmental matters that must be observed by the Contractor in the prosecution of the Work, consisting, among others, of safety of operations, noise control, prevention and/or control of air pollution, removal of waste materials, storage of construction materials, protection against fire, minimum disturbance to pedestrian and vehicular traffic, maintaining use of public facilities, and protection against dust hazards. These matters are specifically enumerated merely as a guide. The enumeration is not a complete list of environmental matters to be observed and does not exclude matters contained in this Contract or matters applicable by virtue of City, State or Federal law, rule or regulation which are not specifically designated in this paragraph. All environmental provisions will be strictly enforced.

E.             As between inconsistent provisions among Federal State and local laws, the Contractor should generally comply with the more stringent requirement, unless a Federal law, rule or regulation requires that the affected Federal provision be observed, notwithstanding the existence of a more stringent applicable State or local requirement.

F.             Prohibition on Purchase of Tropical Hardwoods

1.             Except as hereinafter provided, New York State Finance Law §165-2, prohibits public benefit corporations (the Authority) from purchasing or obtaining for any purpose any tropical hardwoods or tropical hardwood products in any form.

2.             The provisions of the subsection F of this Article shall not apply to:

a.             any hardwoods purchased from a sustained, managed forest; or

b.             the purchase of any tropical hardwood or tropical hardwood product for which there is no acceptable non-tropical hardwood species; or

c.             where the Contracting Officer finds that no person or entity doing business in the state is capable of providing acceptable non-tropical hardwood species sufficient to meet these particular contract requirements; or

d.             the restriction would violate the terms of a grant to the Authority from the Federal Government; or

e.             Where the inclusion of such provisions results in a substantial cost increase to the Authority.

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3.             As used in this Article:

a.             “Non-tropical hardwood species” shall mean any and all hardwood that grows in any geographically temperate regions, as defined by the United States Forest Service, and is similar to tropical hardwood in density, texture, grain, stability or durability. Non-tropical hardwood, the use or purchase of which is preferred under this Article, shall include, but not be limited to the following species:

Scientific Name	Common Name

Fraxinus americana	Ash
Tilia americana	Basswood
Fagus grandifolia	Beech
Betula papyrifera	Birch
Jugians cinerea	Butternut
Prunus serotina	Cherry
Poulus spp.	Cottonwood
Ulmus spp.	Elms
Nyssa sylvatica	Black gum
Liquidambar styracifula	Red gum
Celtis laevigata	Hackberry
Hicoria spp.	Hickory
Acer spp.	Maples
Quercus spp.	Oaks
Hicoria spp.	Pecan
Liriodendron tulipi fera	Yellow poplar
Platanus occidentalis	Sycamore
Juglans nigra	Black Walnut

b.             “Tropical hardwood” shall mean any and all hardwood, scientifically classified as angiosperme, that grows in any tropical moist forest. Tropical hardwoods shall be the following species:

Scientific Name	Common Name

Vouacapous americana	Acapu
Pericopsis elata	Afrormosis
Shorea almon	Almon
Peltogyne spp.	Amaranth
Guibourtia ehie	Amazaque
Aningeris spp.	Aningeria
Dipterocarpus grandiflorus	Apilong
Ochroma lagopus	Balsa
Virola spp.	Banak

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Scientific Name	Common Name

Anisoptera thurifera	Bella Rose
Guibourtis arnoldiana	Benge
Deterium Senegalese	Boire
Guibourtis demeusil	Bubinga
Prioria copaifera	Cativo
Antiaris africana	Chenchen
Dalbergis retusa	Concobola
Cordia spp.	Corida
Diospyros spp.	Ebony
Aucoumes klaineana	Gaboon
Chlorophors excelsa	Iroko
Acacia koa	Koa
Pterygota macrocarpa	Koto
Shorea negrosensis	Red Lauan
Pentacme contorta	White Lauan
Shores ploysprma	Tanquile
Terminalia superba	Limba
Aniba duckel	Louro
Kyaya ivorensis	Africa Mahogany
Swletenia macrophylla	Amer. Mahogany
Tieghemella leckellii	Makora
Distemonanthus benthamianus	Movinqui
Pterocarpus soyauxii	African Padauk
Pterocarpus angolensis	Angola Padauk
Peltogyne spp.	Purpleheart
Dalbergia spp.	Rosewood
Entandrophragma cylindricum	Sapela
Shores philippinensis	Sonora
Tectona grandis	Teak
Lovoa trichilloides	Tigerwood
Milletia laurentii	Wenge
Microberlinia brazzavillensis	Zebrawood

c.             “Tropical rain forests” shall mean any and all forests classified by the scientific term “Tropical moist forests,” the classification determined by the equatorial region of the forest and average rainfall.

d.             “Tropical wood products” shall mean any wood products, wholesale or retail, in any form, including but not limited to veneer, furniture, cabinets, paneling, moldings, doorskins, joinery, or sawnwood, which are composed of tropical hardwood except plywood.

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G.            Omnibus Procurement Act of 1992

1.             If this Contract is awarded in an amount equal to or greater than one million dollars, the Contractor will be required to document its efforts to encourage the participation of New York State business enterprises as suppliers and subcontractors by showing that the Contractor has:

a.             solicited bids, in a timely and adequate manner, from New York State business enterprises including certified minority-owned business,

b.             contacted the New York State Department of Economic Development to obtain listings of New York State business enterprises,

c.             placed notices for subcontractors and suppliers in newspapers, journals and other trade publications distributed in New York State, or

d.             participated in bid outreach conferences.

If the Contractor determines that the New York State business enterprises are not available to participate on the Contract as subcontractors or suppliers, the Contractor shall provide a statement indicating the method by which such determination was made. If the Contractor does not intend to use subcontractors, the Contractor shall provide a statement verifying such.

2.             If this Contract is awarded in an amount equal to or greater than one million dollars, the Contractor will be required to notify New York State residents of employment opportunities through listing any such positions with Community Services Division of the New York Department of Labor, or providing for such notification in such manner as is consistent with existing collective bargaining contracts or agreements.

ARTICLE 234      FINAL PAYMENT TO ACT AS RELEASE

The acceptance by Contractor or any person claiming under Contractor of the final payment hereunder, whether such payment be made pursuant to any judgment or order of any court or otherwise, shall be and shall operate as a release to the Authority from all claim and liability to Contractor for anything theretofore done or furnished for or related to the Work or for any prior act, neglect, fault or default of the Authority or of any person relating to or affecting the Work, except only such claims against the Authority as have been asserted in accordance with Article 213 “Claims by Contractor” above, or as are specifically reserved in writing prior to accepting the final payment hereunder.

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ARTICLE 235                  INDEPENDENT CONTRACTOR

The Contractor agrees that, in accordance with its status as an independent contractor, it will conduct itself consistent with such status, that it will neither hold itself out as nor claim to be an officer or employee of the Authority, State or City, by reason hereof, and that it will not by reason hereof, make any claim, demand or application to or for any right or privilege applicable to an officer or employee of the Authority, State or City, including, but not limited to, Worker’s Compensation coverage, Unemployment Insurance Benefits, Social Security coverage or Retirement membership or credit.

ARTICLE 236                  CONTRACTOR’S EMPLOYEES

A.                                   All experts or consultants or employees of the Contractor who are employed by the Contractor to perform Work under this Agreement are neither employees of the Authority nor under contract to the Authority and the Contractor alone is responsible for their work, direction, compensation and personal conduct while engaged under this Agreement. Nothing in this Agreement shall impose any liability or duty on the Authority for the acts, omissions, liabilities or obligations of the Contractor or any other person, firm, company, agency, association, corporation, or organization engaged by the Contractor as expert, consultant, independent contractor, specialist, trainee, employee, servant, or agent, or for taxes of any nature including but not limited to unemployment insurance, workers’ compensation, disability benefits and social security, or, except as specifically stated in this Agreement, to any person, firm or corporation.

B.                                     All employees of the Contractor or Subcontractor shall wear a visible identification badge at all times while on Authority property and shall observe all rules and regulations applicable to Authority employees. The identification badge shall contain the employee’s name, picture, title of position, name of company and address of company.

C.                                     Employees of the Contractor who are found to be intoxicated, or who have been found partaking of or appear to be under the influence of intoxicating or alcoholic beverages or controlled substances while engaged in the performance of their duties or during their break period shall be summarily removed by the Contractor from the project for the duration of the Contract because of the stringent safety precautions required.

D.                                    Whenever the Project Manager shall notify the Contractor in writing that in his/her opinion any worker employed for this Contract is incompetent, unfaithful or disorderly, such individual shall be discharged from the Work and shall not again be employed on it.

ARTICLE 237                  CONFIDENTIALITY / ADVERTISING LIMITATION

A.                                   Contractor, its employees, and Subcontractors shall keep confidential all information furnished to it (them) by the Authority or otherwise learned by it (them) in the course of performance hereunder.

B.                                     Except as may be required by law, Contractor shall not make any announcement or release any information concerning this Contract or any part thereof to any member of the public, press, or any official body, unless prior written consent is obtained from the Authority.

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ARTICLE 238                  TAX EXEMPTION

The Contractor is advised that the Authority is exempt from sales and compensating use taxes on all tangible personal property (materials, equipment and components) pursuant to Section 1216 of the Public Authorities Law of the State of New York, and the Contractor shall not include any charges representing such taxes on any invoices hereunder.  Contractor shall be responsible for all franchise fees and taxes of any kind whatsoever.

ARTICLE 239                  EQUAL OPPORTUNITY FOR MINORITY GROUP MEMBERS AND WOMEN

The provisions of this Article apply if the award for this contract is in excess of $25,000 for labor, services, supplies, equipment, material or any combination of the foregoing; or in excess of $100,000 for the acquisition, construction, demolition, replacement, major repair or renovation of real property and improvement thereon.

A.                                   The Contractor will not discriminate against employees or applicants for employment because of race, creed, color, national origin, sex, age, disability or marital status, and will undertake or continue existing programs of affirmative action to ensure that minority group members and women are afforded equal employment opportunities without discrimination. For purposes of this Article affirmative action shall mean recruitment, employment, job assignment, promotion, upgrading, demotion, transfer, layoff, or termination and rates of pay or other form of compensation.

B.                                     At the request of the Authority, the Contractor shall request each employment agency, labor union, or authorized representative of workers with which it has a collective bargaining or other agreement or understanding to furnish a written statement that such employment agency, labor union or representative will not discriminate on the basis of race, creed, color, national origin, sex, age, disability or marital status and the such union or representative will affirmatively cooperate in the implementation of the Contractor’s obligations herein.

C.                                     The Contractor shall state, in all solicitations or advertisements for employees, that, in the performance of this Contract, all qualified applicants will be afforded equal employment opportunities without discrimination because of race, creed, color, national origin, sex, age, disability or marital status.

D.                                    After award of this Contract, the Contractor shall submit to the Authority a work force utilization report, in a form and manner required by the Authority, of the work force actually utilized on this Contract, broken down by specified ethnic background, gender, and Federal Occupational Categories or other appropriate categories specified by the Authority.

E.                                      Within sixty (60) days of the execution of this Contract, the Contractor shall submit a staffing plan, in a form and manner required by the Authority, which shall contain information on employees projected to work on activities related to the contract. This information must be broken down by specified ethnic background, gender and related job titles.

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F.                                      For construction contracts, after the award of the Contract, the Contractor shall submit on a monthly basis, in a form and manner required by the Authority, throughout the life of the Contract, a work force utilization report which details employee’s hours worked on activities related to this Contract. This information must be broken down by specified ethnic background, gender and related job titles.

G.                                     Except for construction contracts, after the award of the Contract, the Contractor shall submit on a semi-annual basis, in a form and manner required by the Authority, throughout the life of the Contract, a work force utilization report which details the number of employees that worked on activities related to this Contract. This information must be broken down by specified ethnic background, gender and related job titles. In instances where a contractor’s work force cannot be broken out, the Contractor must affirm such and submit, an EEO-l Form detailing its current work force.

H.                                    The Contractor will include the provision of paragraphs A through G above, in every subcontract in such a manner that the provisions will be binding upon each subcontractor as to work in connection with this Contract, including the requirement that subcontractors and parties to this Contract shall undertake or continue existing programs of affirmative action to ensure that minority group members and women are afforded equal employment opportunities without discrimination, and, when requested, provide to the Contractor information on the ethnic background, gender, and Federal Occupational Categories of the employees to be utilized on this Contract.

ARTICLE 240                  ANTITRUST ASSIGNMENT

The Contractor hereby assigns, sells and transfers to the Authority all right, title and interest in and to any claims and causes of action arising under the antitrust laws of New York State or of the United States relating to the particular goods or services purchased or procured by the Authority under this Contract.

ARTICLE 241                  GRAND JURY TESTIMONY

Upon refusal of the Contractor as an individual or as member, partner, director or officer of the Contractor, if the Contractor be a firm, partnership or corporation, when called before a grand jury, governmental department, commission, agency or any other body which is empowered to compel the attendance of witnesses and examine them under oath, to testify in an investigation or to answer any relevant questions concerning any transaction or contract entered into with the State, or any political subdivision thereof, or a public authority or with any public department, agency or official of the State or any political subdivision thereof, when immunity has been granted to the witness against subsequent use of such testimony, or any evidence derived therefrom in any subsequent criminal proceeding:

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(a)                                  Such individual, or any firm, partnership or corporation of which he is a member, partner, director or officer shall be disqualified for a period of five (5) years after such refusal from submitting bids for, or entering into or obtaining any contracts, leases, permits or licenses with the City of New York, the Metropolitan Transportation Authority or the New York City Transit Authority or submitting bids for or entering into, or obtaining any contracts, leases, permits or licenses which will be paid out of any monies under the control of or collected by the City, the Metropolitan Transportation Authority, the New York City Transit Authority and/or shall be subject to such other action appropriate under the circumstances; and

(b)                                 this Contract and any and all such existing contracts, leases, permits or licenses made with or obtained by any such individual or with or by the firm, partnership, or corporation of which he/she is a member, partner, director or officer may be cancelled or terminated by the City, the Metropolitan Transportation Authority or the New York City Transit Authority or the contracting agency or be subject to such action appropriate under the circumstances thereto without incurring any penalty or damages on account of such cancellation or termination, but any monies owing for goods delivered, work done, or rentals, permit or license fees due, prior to the cancellation or termination, shall be paid.

ARTICLE 242                  YEAR 2000 COMPLIANCE

A.                                   The Contractor represents and warrants that the Product shall be Year 2000 Compliant. For purposes of this representation and warranty,

1.                                       the term “Product” means (a) each piece or component of equipment, hardware, custom or commercial software, firmware, middleware, or other information technology, or internal components, routines or subroutines therein which perform any date/time recognition function, calculation, comparing or sequencing, that is being delivered, developed, or modified under this Contract, (b) any system being provided by the Contractor and all interfaces to such system that the Contractor is providing under this Contract, including but not limited to data entry interfaces for such system and interfaces with other systems, and (c) where services are being furnished, (e.g., consulting, system integration, code or data conversion or data entry), the resulting deliverables; and

2.                                       the term “Year 2000 Compliant” means that the Product being provided by the Contractor under this Contract, individually or in combination, shall, without human intervention, (a) accurately process all date/time related data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between centuries, including, without limitation, the twentieth and twenty-first centuries, and the years 1999 and 2000 and all leap year calculations, (b) either includes data structures that utilize a four digit year format or, at a minimum, operates so that all import and export data is in a four digit year format, and (c) when used in combination with other information technology, accurately process date/time related data to the extent that other information technology being used in combination with the Product (i) was specified in the Contract as being information technology with which the Product must be compatible, (ii) was otherwise warranted by the Contractor as being compatible, or (iii) properly exchanges date/time related data with the Product.

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B.                                     The Contractor shall promptly notify the Authority if the Contractor knows or has reason to believe that the Product is not or may not be Year 2000 Compliant.  Notwithstanding any other provision of this Contract to the contrary, in the event that the Product fails to perform in a Year 2000 Compliant manner or the Contractor knows that the Product is not Year 2000 Compliant, the Contractor agrees that it will make all adjustments, modifications, repairs or replacements necessary to bring the Product within compliance and shall thereafter thoroughly test the Product to ensure such compliance, at no additional cost to the Authority and with minimal interference to the operations and functions of the Authority, time being of the essence. In addition to the specific obligations of the Contractor set forth above, the Authority shall be entitled to exercise any and all other remedies provided under law and this Contract for breach of this representation and warranty, which, for purposes of Article 208, shall be deemed a material breach of this Contract.

C.                                     If any part of the Work to be performed requires that the Contractor utilize its own hardware, custom or commercial software, firmware, middleware, or other information technology, or internal components, routines or subroutines therein which perform any date/time recognition function, calculation, comparing or sequencing, the Contractor represents and warrants that: (1) such items are Year 2000 Compliant, as defined in this Article; or (2) will be Year 2000 Compliant in advance of January 1, 2000; and/or (3) the Contractor has contingency plans in place in the event of a Year 2000 disruption in its hardware, software, etc., such that there will be no interruption or disruption of such Work or the Contractor’s performance thereof.

D.                                    In addition to all other provisions of this Contract which, by their nature, survive expiration and termination, it is expressly understood that this representation and warranty shall survive the expiration or termination of this Contract.

ARTICLE 243                  CONTRACT DOCUMENTS CONTAIN ALL TERMS/CONTRACTOR HAS EXAMINED CONTRACT

A.                                   These Contract Documents contain all the terms and conditions agreed upon by the parties hereto, and no other agreement, oral or otherwise, regarding the subject matter of this Contract shall be deemed to exist or to bind any of the parties hereto, or to vary any of the terms contained herein.

B.                                     The Contractor hereby represents that prior to the execution of this Contract he read each and every clause and section of the Contract and had full opportunity to consider the same and make necessary investigations relating thereto; and he shall not make any claim for, or have any right to, damages or an extension of time for completion of the Contract or any other concession because of any misinterpretation or misunderstanding of this Contract or because of any lack of information.

ARTICLE 244                  ALL LEGAL PROVISIONS INCLUDED

It is the intent of the parties that each and every provision of law required to be inserted in this Contract should be and is inserted herein. Every such provision is to be deemed to be inserted herein, and if any such provision is not inserted or is not inserted in correct form, then this contract shall be deemed amended by such insertion so as to comply strictly with the law and without prejudice to the rights of either party hereunder.

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NEW YORK CITY TRANSIT AUTHORITY

DIVISION OF MATERIEL

ATTACHMENTS

NEW YORK CITY TRANSIT AUTHORITY

ATTACHMENT No. 1

SCOPE of WORK

for

Contract #00D7815H

SCOPE OF WORK

SECTION 1.                            INTRODUCTION

In accordance with the Americans With Disabilities Act of 1990 (ADA), the New York City Transit Authority (“NYCT”) currently provides origin-to-destination, demand responsive, shared ride paratransit service for disabled individuals who meet the eligibility criteria set forth in the ADA. Services are provided through Contacts with private transportation, companies (“Contractors”). NYCT’s paratransit service does business under the name, “Access-A-Ride” (“AAR”).

The overall objective of this Contract is to operate AAR service that is safe, reliable, clean, customer-friendly and cost efficient, through compliance with the Scope of Work and the Terms and Conditions of the Contract.

SECTION 2.                            SERVICE AREA

NYCT’s Access-A-Ride services are provided throughout the five boroughs of New York City. This Contract’s primary service area(s) is assigned in the Notice of Award Letter. Contractor primarily will perform trips for AAR registrants who reside in this service area which may be trips to and from locations within the service area or trips from and to the service area and any other location in New York City. Contractor may also be required to provide trips to AAR registrants who reside in any other service area when such trips are included by NYCT in the Contractor’s daily route Manifests or are added as Trip Insertions.

SECTION 3.                            GENERAL SCOPE OF PARATRANSIT SERVICE PROVIS1ON

3.1                               Overview

3.1.1                        Contractors will operate paratransit service in such a manner as to meet NYCT’s objective to provide ADA compliant paratransit service that is safe, reliable, clean, customer-friendly and cost efficient.

3.1.2                        Contractor will provide Vehicle Operators, maintenance, dispatch, supervisory, training, security, safety and all other personnel required to perform the Contract.

3.1.3                        The Contractor will provide vehicle and office facilities, fuel, parts and supplies, office equipment and all other items and services described herein to ensure efficient operation of the service and to fully satisfy the maintenance, operational and safety objectives of this Contract.

3.1.4                        NYCT will determine the number of vehicles to be assigned to Contractor, the number of vehicle Pull-Outs (a/k/a Routes) required on a daily basis, the number of hours of each Route and the trips to be performed.

3.1.5                        NYCT will provide policy direction, Customer eligibility determinations, advertising, government and community relations, Customer assistance and other services in support of each Contractor’s operation.

3.1.6                        NYCT from time-to-time will issue directives clarifying any matters relating to this Scope of Work and other Contract requirements. The Contractor shall comply with all such directives.

3.2                               Service Provision

3.2.1                        NYCT will schedule routes to operate at any time during the period from approximately 4:00 a.m. to 10:00 p.m. If this Contract includes overnight service, NYCT will schedule routes for this service from approximately 8:00 p.m. to 6:00 a.m. NYCT will assign the Contractor a group of route schedules to be performed on a regular basis. Each route schedule is subject to daily adjustments due to fluctuations in trip demand, e.g., due to a customer trip cancellation, Pull-Out is delayed one hour. NYCT will give as much notice of such scheduling adjustments to the Contractor as is practicable. Route schedules will also be significantly affected by reduced trip demand on Holidays. In the event NYCT intends to permanently change a route schedule, the Contractor will be notified one week prior to the effective date of such change. Routes may be scheduled for 4, 6, 8, and 10 hour tours. Route assignments may require that vehicles perform more than one tour per day, up to 16 hours. Where a vehicle is required to operate more than one tour in a day, Vehicle Operator relief times will be scheduled by NYCT. Additional trips (“Trip Insertions”) may be assigned on the day of operation and added to the trip schedule.

3.2.2                        The Vehicle Operator shall complete the assigned route as scheduled. This includes arriving for each Customer pick-up at the Scheduled Pick-Up Time. Pick-ups are scheduled within a 30-minute “window” running from 5 minutes before to 25 minutes after the confirmed, scheduled Customer pick-up time. If the Customer is not at the pick-up location, Vehicle Operator must wait for the Customer for up to 5 minutes past the vehicle’s arrival time or 5 minutes past the Scheduled Pick-Up Time, whichever is later. If the Customer fails to arrive during that period, the Vehicle Operator must contact the Dispatcher, who will attempt to contact the Customer by telephone. If the Customer cannot be reached, the Dispatcher shall release the Vehicle Operator. The Vehicle Operator shall record a “Customer No-Show” on the Manifest and the Trip Ticket, indicating actual arrival and release times, as well as the odometer reading. The Dispatcher shall notify Paratransit Command Center Transit Monitoring.

3.2.3                        Vehicle Operators are to provide door-to-door service and assistance to Customers, as required. Vehicle Operators shall assist Customers with fastening of their seat belts, if needed. If requested, Customers may use the wheelchair lift to enter the vehicle. All wheelchairs and motorized scooters must be secured in the appropriate securement system in the vehicle wheelchair location prior to departure. Vehicle Operators are required to assist Customers in wheelchairs or scooters in the transfer to a seat if the transfer can be made without lifting or carrying the Customer, both of which actions are strictly prohibited. If transfer to a seat is refused, or not possible, the Vehicle Operator shall secure the Customer in the wheelchair or scooter. If a Customer refuses to have his/her wheelchair or person secured, the Vehicle Operator shall inform the Customer politely that the seatbelt or wheelchair securement device protects the Customer from injury. If the Customer still refuses, the Vehicle Operator shall note the refusal on the Trip Ticket prior to giving the Customer his/her copy of the Trip Ticket.

3.2.4                        If requested, the Vehicle Operator shall assist the Customer with up to 2 parcels with a combined total weight not to exceed 40 lbs., from the door of the pick-up location to the vehicle and/or from the vehicle to the door of their destination location. Vehicle Operators shall also handle and safely stow assistive devices such as wheelchairs, walkers, canes, etc.

3.2.5                        If eligible to travel with a Personal Care Attendent (PCA), the Customer’s ID card issued by NYCT shall be coded with the symbol “Y”.  The Vehicle Operator is only required to provide assistance to the Customer, not to PCAs or Guests The Customer and the Guest pay the paratransit fare, currently $1.50 per trip. The PCA rides free of fare. The Manifest will indicate if the Customer is traveling on a particular trip with a PCA and/or Guest.

3.2.6                        Paratransit is a shared ride service. Therefore, the Routes will include multiple pick-ups and drop-offs of Customers to and from destinations in proximity to each other, as permitted by vehicle capacity. These Customers will either have AAR ID cards, or in the case of applicants for AAR who are traveling to certifier facilities, their certifier appointment letter or photograph identification.

3.2.7                        Manifests will include the following information for each trip scheduled:

•                  Trip ID Number

•                  Scheduled Pick-Up Time;

•                  Customer name and ID number;

•                  Pick-up and destination address and contact telephone numbers;

•                  Scheduled Pick-Up Time for the return tip, if any;

•                  Specific notations (PCA, Guest(s), Assistive Device, pick-up location details, etc.)

3.3                               Trip Insertions

Based on vehicle capacity of scheduled routes and vehicle availability of the Contractor, additional trips known as Trip Insertions may be scheduled on the day of service.  Such Trip Insertions must be accommodated by the Contractor. Upon notification from the Paratransit Command Center that such service is required, the Contractor and the Command Center shall determine a mutually agreeable pick-up time. The Contractor will be informed of any special needs of the Customer. A Trip ID Number will be assigned by the Command Center and communicated to the Vehicle Operator by the Dispatcher. The Vehicle Operator is to arrive at the pick-up location within five (5) minutes of the Scheduled Pick-Up Time. If the trip is scheduled on a non-shared ride basis, the Customer will be taken to the drop-off destination & directly. If a shared ride, the drop-off sequence shall be included with the pick-up time.

3.4                               Other Miscellaneous Service Provisions

3.4.1                        Service animals shall be allowed to travel with the Customer and/or Guest at no additional cost. The AAR ID card will note that the Customer travels with a service animal. Pets are not permitted to travel with any passenger, except in a pet carrier.

3.4.2                        The Vehicle Operator shall not deny service to any scheduled Customer, authorized PCA, authorized Guest and authorized service animal. If any Customer is disruptive, violent or otherwise not conducting himself/herself in a safe manner, the Vehicle Operator is to contact the Dispatcher for instructions, and complete an Incident Report, in the form set forth in Attachment 16.

3.4.3                        The safety of AAR Customers is of primary concern. Boarding and alighting must be performed in a safe manner. Pick-up and discharge of Customers by vehicles in this program may not occur at the following locations:

a.                                       within a pedestrian crosswalk;

b.                                      within an intersection, except on the side of a roadway opposite a street which intersects, but does not cross such roadway;

c.                                       alongside or opposite any street excavation when stopping to pick up or discharge Customers obstructs traffic;

d.                                      under conditions that obstruct the movement of traffic and in no instance so as to leave fewer than 10 feet available for the free movement of vehicular traffic;

e.                                       where stopping is prohibited;

f.                                         within a bicycle lane;

g.                                      within horse-drawn carriage boarding areas.

3.4.4                        During Phase Two, Contractor Dispatchers will receive on a real-time basis from the Paratransit Command Center notices of cancellations of scheduled trips, Trip Insertions and changes in route schedules. The Contractor Dispatcher will relay the information to the Vehicle Operator and the Vehicle Operator and the Contractor’s Dispatcher will record the information on the daily vehicle Manifest.

3.5                               Trip Reconciliation

3.5.1                        During Phase One, NYCT will provide “Train the Trainer” instructions of all of the requirements of daily reconciliations to representatives designated by the Contractor.

3.5.2                        If the Vehicle Operator’s records are neat and complete and the person performing reconciliation is competent, approximately 200 trips can be reconciled per hour. This excludes the time required to run error reports and make corrections.

3.5.3                        NYCT will electronically provide Manifests and issue Trip Insertions to the Contractor.  The Contractor will print-out Manifests and Trip Tickets. The Manifests generally will be available by 8:00 p.m. the evening before the scheduled trips.

3.5.4                        The Contractor shall on a daily basis reconcile all activity by entering Trip Ticket, and Manifest information into PASS or such other reservation, scheduling and dispatch system as Contractor may be directed by NYCT to use.

3.5.5                        The Contractor shall separate the Trip Tickets and Manifests, provide NYCT with the originals, and retain the copies for its records.

3.5.6                        The Contractor shall enter the following information into the PASS system:

•                  Vehicle odometer readings and pick-up/drop-off times for each trip.

•                  The arrival time and vehicle odometer reading for each Customer No-Show and No-Fault No-Show. No arrival time will be entered for a Contractor No-Show, however, the No-Show declaration time is to be recorded.

•                  The identification number of the Vehicle Operator.

•                  The vehicle number.

•                  Any Trip Insertions or deletions.

•                  Fares collected and/or refusals by Customers and/or Guests to pay fares.

3.5.7                        After reconciliation data entry has been performed, the Contractor shall run an error report and correct all errors.

SECTION 4                               DIVISION OF RESPONSIBILITIES BETWEEN NYCT AND CONTRACTOR FOR START-UP
AND OPERATIONS PHASES

4.1.                            Phase One/Start-Up Tasks, Contractor

4.1.1                        Phase One, start-up consists of all of the work required to be performed to assure that operations are fully ready to commence as scheduled.

4.1.2                        Contractor shall perform the tasks specified below in accordance with its NYCT approved “Start-Up Plan.” The tasks are intended to be performed concurrently as feasible and not necessarily in the order presented. Contractor shall schedule the tasks to assure their timely completion in order to timely commence operations, the schedule for which is specified elsewhere in this Contract.

4.1.3                        Task 1: Hiring all key personnel including the Project Manager, operations manager and maintenance manager. Other key personnel with time/tasks dedicated to start-up shall also commence work in keeping with the Start-Up Plan. The Contractor’s Project Manager and other key personnel shall be hired and working on-site and available for meetings with NYCT within 30 calendar days of Notice of Award.

4.1.4                        Task 2: Obtain NYSDOT Contract Carrier Operating Permit and all other City, State and Federal permits and licenses necessary to conduct the business required in this Contract.

4.1.5                        Task 3: Take all steps necessary to secure the facility required to house and maintain - Revenue and Non-Revenue Vehicles and to provide space for Contractor’s supervisory, administrative and operations personnel to operate the service.

4.1.6                        Task 4: Procure all of the equipment required for the proper operation of the system, including all maintenance equipment, office equipment, communications equipment, both land line and mobile, Contractor-provided computer equipment, and other equipment as needed. Network hardware shall be acquired, installed, and tested.

4.1.7                        Task 5: Complete all procedural and training manuals, forms, operating instructions and other documents necessary to the proper operation of the service. Manuals shall include, at minimum, a Vehicle Operator’s responsibilities and procedures, substance abuse procedures, training manuals, maintenance procedures, supervisor’s responsibilities and procedures, and safety procedures for AAR service. All manuals will be forwarded to NYCT prior to finalization. Any deficiencies noted by NYCT shall be promptly corrected by Contractor. All forms required by the Scope of Work, if not provided by NYCT, shall be developed by the Contractor and submitted to NYCT for approval.

4.1.8                        Task 6: Hire Vehicle Operators, maintenance personnel, and all other employees and conduct all other major preparations necessary to begin operation of the service. Execute subcontracts, if any, for towing, bus washing, fuel delivery and any other administrative tasks required for the proper operation of this service. All personnel shall be hired and trained, procedures shall be established, facilities and equipment tested and prepared, Vehicle Operator bids completed, and all other activities required for Contractor start-up shall be performed. The Contractor shall recruit and provide sufficient quantities of personnel, trained for duty, in the event that Contractor personnel fail to report for duty and to accommodate start-up and early operation personnel wash-out. The Contractor shall phase the hiring of personnel to ensure their availability on the first day of Phase Two operations. The Contractor shall provide milestones (dates) for the availability of all personnel by category.

4.1.9                        Task 7: Implement a communications system that will enable two-way communication between vehicles (Revenue and Non-Revenue), the operations/maintenance facility, and the Paratransit Command Center. The Contractor shall provide a base station radio and/or Nextel hook-up that allows NYCT to monitor performance and make emergency contact with the Dispatcher or Vehicle Operator. If two-way radios are used, Contractor shall provide NYCT with three receiver units, rooftop antennae, necessary hardware and three mobile units to allow NYCT to monitor Contractor dispatch. If Nextel, or other similar equipment, is to be used, Contractor shall furnish the Paratransit Command Center with six Nextel or other units and battery chargers. The Contractor is responsible for the maintenance of all two-way radio equipment including equipment provided by the Contractor to NYCT. All equipment retained by the Contractor shall be required to be physically located in the Contractor’s facility prior to the date of Phase Two/Operations start-up.

The Contractor shall provide, install and maintain communications between the Contractor’s operating base and each of the Revenue and Non-Revenue Vvehicles used by the Contractor to provide paratransit service and the other requirements of this Scope of Work. The Contractor shall identify to NYCT all radio frequency numbers used by its Dispatchers and vehicles. The Contractor is responsible for all radio frequency licensing fees.

The Contractor will install and maintain any telephone service required under this Contract and shall procure and ensure continued operations of all two-way communication equipment, including repeaters and antennas for both vehicles and buildings mounted for both Contractor operated equipment and equipment provided to NYCT.

4.1.10                  Task 8: Coordinate throughout Phase One with AAR Contractors in the Contractor’s service area whose existing Contracts are not renewed or whose vehicle fleet size has changed.

4.1.11                  Task 9: All other tasks identified by the Contractor in its NYCT-approved Start-Up Plan are to be completed to provide a successful and timely Phase Two/Operations start-up. Contractor shall notify NYCT when its facilities are ready for commencement of operations.

4.2                               Phase One/Stan-Up Tasks, NYCT

4.2.1                        During the performance by the Contractor of Tasks 1 through 9, NYCT will work with the Contractor to provide information, answer questions, and provide approvals necessary for the Contractor to complete its approved Start-Up Plan.

4.2.2                        Within 5 business days of award of Contract, NYCT will notify the Contractor of the name, phone number and address of the Paratransit Division Contract Manager assigned by NYCT as liaison to the Contractor for all Contract administration purposes.

4.2.3                        The NYCT Paratransit Division Contract Manager (“the Contract Manager”) will require the Contractor start-up team to meet weekly to review start-up activities. Other NYCT personnel will be present to review the Contractor’s Phase One start-up activities. Weekly meetings will be scheduled by the Contract Manager.

4.2.4                        Unless otherwise agreed to by NYCT, all meetings with Contractors requiring the attendance of the Contract Manager or his/her designated representative will be scheduled by the Contract Manager.

4.2.5                        Unless otherwise agreed to by NYCT, all meetings with Contractor personnel will be held at NYCT facilities at 2 Broadway, New York, New York 10004, or other NYCT facilities designated by the Contract Manager.

4.2.6                        Unless otherwise agreed to by NYCT, all written and oral communications by the Contractor during Phase One/Start-Up to NYCT shall be directed to the Contract Manager.

4.2.7                        At its sole discretion, NYCT may provide NYCT personnel to accompany the Contractor to meetings between existing and new Contractors to coordinate transition of service from the existing to the new Contractors.

4.2.8                        NYCT will provide the Contractor with typical run schedules within 30 calendar days of Contract award to allow the Contractor to begin service analysis, Vehicle Operator picks (bids) and other Phase Two related activities.

4.2.9                        Upon notification by the Contractor that its facilities are ready for inspection, NYCT will inspect the facilities within 5 business days. NYCT will provide approvals or a statement of non-approval to the Contractor within 5 business days of the inspection. Failure by NYCT to provide the inspection within 5 business days of receipt of request does not constitute a waiver by NYCT of any deficiency in the Contractor’s facilities nor does it constitute a waiver of Contractor’s obligation to rectify defects when notified.

4.2.10                  NYCT will provide training for Contractor managers and supervisors in the use of PASS prior to the date scheduled for Phase Two/Operations. The training shall be of a “train the trainer” type expected to last a total of 40 hours conducted over a 5-day period. NYCT will provide the Contractor with up to 10 copies of a manual describing the procedures and process specific to use of PASS at least 5 business days prior to the scheduled training. The Contractor will provide training for other Contractor personnel. The Contractor is authorized to make additional copies of training materials provided by NYCT to the Contractor’s personnel.

4.2.11                  NYCT will provide review and, where appropriate, approvals or disapprovals of any plans or other items required to be submitted by the Contractor to NYCT as part of Phase One within 10 business days of receipt by NYCT.

4.2.12                  NYCT will provide the Contractor with a functioning PASS software system on the Contractor’s PC hardware equipment no later than 30 calendar days prior to Phase Two/Operations to allow the Contractor to begin Contractor Phase One activities. NYCT will provide personnel to assist the Contractor as needed to make PASS fully operational for Phase Two/Operations. The installation date requested by the Contractor will be coordinated by NYCT.

4.2.13                  NYCT will provide the Contractor with an adequate supply of preprinted Trip Tickets to be used by the Contractor in providing service no later than 30 days prior to the date of Phase Two service start-up.

4.2.14                  NYCT will provide advertising support to notify the public of any changes in AAR service providers. This support may include direct mailings, newsletters, seat drops, public press releases, public speaking engagements and so forth. The Contractor is prohibited from engaging in any marketing or advertising of the service except for personnel recruitment.

4.3.                            Phase Two/Operations Tasks, Contractor

4.3.1                        The Contractor shall operate AAR service in accordance with this scope of Work, all other Contract Documents and any clarifications/directives made by NYCT from time to time.

4.4                               Phase Two/Operations Tasks, NYCT

4.4.1                        During Phase Two, NYCT or its designated agent shall be responsible for ride reservations, scheduling of advance reservations, subscription service and ride cancellations.

4.42                           NYCT or its designated agent will serve as the liaison between the Customer and the contractor for resolution of same day service issues.

SECTION 5                               PASSENGER AUTOMATED SCHEDULING SYSTEM (PASS)

5.1                               Trapeze® PASS

5.1.1                        Trapeze® PASS is a demand responsive on-line real time scheduling and dispatching software system in use in the NYCT Command Center since June 1997. This system includes modules for registering Customers, creating advance reservation trips, creating fixed subscription (standing order) trips, scheduling Customers to vehicles, dispatching vehicles and drivers, and recording actual trip events.

5.1.2                        The Client Eligibility module records and tracks a Customer’s certification status, including temporary suspensions when Customers violate specified service rules.

5.1.3                        The Reservation module books subscription and advance reservation trips with access to Customer and trip data as well as Customer history and frequency traveled or special interest locations. Also, the application will automatically match Customers for their recurring trips.

5.1.4                        The Scheduling module allows for assignment to Routes of subscription trips as part of a master schedule and refinement of the decisions the application has made for booked trips.

5.1.5                        The Dispatch module monitors vehicles, Routes and trips, records Incidents, changes to street itineraries, completion of trips and adjusts schedules in response to situations as they occur. The carrier’s dispatch personnel can update trips only on the service performed by that carrier.

5.1.6                        PASS generates reports and forms. Forms include Trip Tickets and Manifests. Reports are generated for multiple purposes, e.g., service improvement, contract compliance, billing documentation, etc.

5.1.7                        NYCT is in the process of upgrading to a Windows operating reservation scheduling and dispatching software system. The upgraded system will include additional scheduling tools that will provide trip schedules that can be adjusted for any hour of the day, day of the week and the streets upon which Revenue Vehicles travel.

5.1.8                        A sample Manifest and Trip Ticket are attached, see Attachment 9.

5.2                               Computers - The Contractor is responsible for purchasing, maintaining and repairing all PC equipment, and connecting to the Transit-wide area network. NYCT shall supply the specifications for the equipment and the Contractor shall be responsible for providing such equipment as per the specifications. NYCT shall also provide and maintain the file servers, as well as supply instructions for the connection to the network and insure stability and reliable connectivity.

5.2.1                        The Contractor shall provide, install and maintain PC equipment, printers, hubs, and inside on-site network wiring. NYC Transit will provide and maintain the moderns, routers and server equipment on-site and verify that the T-l used to communicate to the NYC Transit’s Wide Area Network is available.

5.2.2                        Specifications for desktop PC equipment and printing equipment are updated on a regular basis. The current approved desktop PC is a Compaq Deskpro EP Tower, Pentium III 600 MHz Processor, MS Windows 98(w/CD-ROM Media), P/N: 173633-006 with 64 MB RAM, with Compaq additional 64 MB SDRAM upgrade, installed, P/N: 166613-B21, expandable to 512 MB (two memory slots available), 10.0 GB SMART II Ultra ATA Hard Drive, 256K Advanced Transfer Cache, Intel 3D Graphics card, 40X CD ROM, Intelligent Manageability, integrated AC 97 Audio, Mouse & Keyboard, and Compaq Intel PRO/look+ Management Adapter w/WOL, installed, P/N: 127453-B21 with 1 year on-site warranty, 2nd & 3rd year carry-in.

5.2.3                        The current specification for the approved network printer is a HP Laser Jet 8100 Laser, P/N: C4214A 16 MB Memory, 32 ppm, 150K monthly volume, prints up to 11”x17”, 1-year on-site warranty with a HP Ethernet 10/100 BT Card, installed, P/N: J3113A.

5.2.4                        NYC Transit will provide the modems, routers and the main and/or backup file servers as required. The Contractor shall provide the network hub and wiring from the hub to each workstation and printer. NYC Transit will provide connectivity from the Contractor’s hub to the NYC Transit Paratransit Command Center. The hub must be capable of Fast Ethernet connectivity (100 Mbs). The wiring must be of type Category 5 shielded with shielded connectors.

5.2.5                        The Contractor shall supply maintenance and insure the reliability of the desktop operating system and network connectivity.  All hardware and software installed in and on these desktops will be for the sole purpose of performing the function of the Paratransit application. NYC Transit has the right to delete or remove any unauthorized hardware or software. NYC Transit will initially install the software required for Paratransit operations. The Contractor shall allow for monitoring software to be loaded on these desktops for support purposes.

5.2.6                        The Contractor shall provide 2 Epson DFX-8500 Impact Printers or approved equal to be used exclusively for the Work and install with each a Multiprotocol 10/100Base-TX Type B Print Server or approved equal.

SECTION 6.                            EQUIPMENT – REVENUE VEHICLES

6.1                                 NYCT will provide hydraulic lift-equipped paratransit vehicles and sedans to be used by the Contractor for AAR service. Attachment 10 contains existing vehicle assignments.

6.2                                 Access-a-Ride Contractors currently lease a small number of lift-equipped bodies on chassis vans. NYCT may reassign the leases for these Revenue Vehicles to Contractor.  In the event that NYCT reassigns leased equipment to Contractor, Contractor shall pay the costs of the leases and will be reimbursed by NYCT on a pass-through basis.

6.3                                 All vehicles supplied as part of this Contract shall be used solely for the performance of activities specified in this Contract.

SECTION 7.                            EQUIPMENT MAINTENANCE – REVENUE VEHICLES

The vehicles shall be kept free of all accident damage (body and mechanical) and shall be immediately sent for repair after such damage occurs. Any vehicle not meeting NYCT’s quality control standards will be repaired by NYCT and the cost will be charged back to the Contractor.

7.1                               Light Maintenance Requirements

7.1.1                        The Contractor must establish and follow a pre-trip/post-trip inspection program involving a “walk around” inspection of the vehicle before it is put into use and after it returns to the depot.  This inspection must include, as a minimum, the below listed items:

•                  Heating or air-conditioning systems as appropriate

•                  Oil, other fluids

•                  Fuel

•                  Belts, hoses

•                  Customer seats, wheelchair positions, tie downs

•                  Lights

•                  Doors

•                  Windshield wiper/washer system

•                  Emergency equipment

•                  Brakes

•      Wheelchair lift (must be cycled daily)

•      Tires/Wheels

•      Exhaust system

•      Mirrors

•      Glass

•      Horn

•      Body damage

7.1.2        In addition to the defects or problems discovered in the inspections listed above, any problems or defects detected and reported by Vehicle Operators or Customers while the vehicles are in service must be noted and recorded in a written defect reporting system. The system must be a formal process of recording all problems, reporting them to appropriate maintenance personnel and following up with a report when repairs have been completed. A 3-ply Operator Vehicle Condition Report (“OVCR”), Attachment 11, must be used by Vehicle Operators for their pre-trip and post-trip inspections. The top copy must be given to the Contractor’s Maintenance Manager to effect repairs, or to arrange repairs through the NYCT maintenance contract whichever is applicable. Two copies will be given to Contractor’s Operations Manager, one of which will be available for Vehicle Operator review as prescribed in the 19-A regulations. All copies will be filed by vehicle number by the Contractor.

7.1.3        No used mechanical or body parts may be used in the repair and/or maintenance of vehicles operated under this Contract without the permission of the NYCT Project Manager.

7.1.4        NYCT’s designated representative(s) shall, at all times, have the right to inspect any vehicle being utilized by the Contractor for this Contract.

7.1.5        NYCT shall have the right, at its sole discretion, to perform maintenance audits of vehicles and equipment.

7.1.6        The Contractor shall maintain the vehicles in “Service Ready” condition at all times. Service Ready shall mean that the vehicle is clean, mechanically safe and reliable, and all accessories are operable. The Contractor shall perform, maintain or repair the following:

•              Daily fueling from an acceptable clean fuel source with proper grade fuel as per manufacturer’s specification

•              Daily fluid checks

•              Exterior Cleaning

•              Interior Cleaning including sweeping and mopping

•              Fan belts

•              Flat tires

•              Replace windshield wipers

•              Hoses

•              Bulbs and lenses

•              Batteries and fuses

•              Preliminary road service

•              Cycle wheelchair lifts and maintain tie downs

•              Maintain body and fittings in presentable condition including replacement of mirrors and fittings

•              Maintain equipment such as fire extinguisher and first aid kit

•              Present vehicles for inspection on or before requisite date with all systems operating and without body damage.

7.1.7        The Contractor shall maintain an inventory of parts and fluids sufficient to assure timely repairs. If the manufacturer’s warranty requires that the manufacturer approve any replacement part, or requires the utilization of manufacturer’s parts, the Contractor shall act accordingly.

7.1.8        The Contractor shall be responsible for towing costs due to irresponsible vehicle operation, including but not limited to, running out of fuel, incorrect fuel and lost keys.

7.1.9        The Contractor shall be responsible for-the proper use, care, maintenance and towing of all Non-Revenue Vehicles used in the performance of AAR service.

7.2          NYCT-Provided Maintenance

This section applies to this Contract if the parties have agreed that the Contractor will use NYCT-provided vehicle maintenance.

7.2.1        After notifying NYCT, the Contractor shall refer all vehicle maintenance, repair and body work not listed in 7.1.6, and all requests for towing services to the Maintenance Contractor(s) designated by NYCT. See 7.2.4. With respect to preventive maintenance, Contractor shall refer all vehicles in accordance with the schedule set forth in NYCT’s Preventive Maintenance Program, Attachment 12.

7.2.2        The Contractor shall perform preliminary road service, such as, jump starting, tire changing, etc. If the preliminary road service fails to correct the defect the Contractor shall request emergency roadway services immediately thereafter. The Contractor shall request all other work no later than 24 hours after a defect is discovered. Each vehicle must be presented for the prescribed maintenance. Schedule will be provided by NYCT.

7.2.3        Except when the vehicle must be towed, the Contractor shall be responsible for transport to and from the Maintenance Contractor’s facility.

7.2.4        NYCT will provide the Contractor with a list of authorized service centers for the Contractor to secure the following maintenance and repair services:

•      Oil and filter changes

•      Engine and transmission service

•      Tires and alignment

•      Body repair and paint

•      Glass

•      Upholstery

•      Radiators

•      Air conditioning and heating

•      Electrical service

•      WheelChair lift service

7.2.5        It is the Contractor’s responsibility to obtain timely maintenance and repairs and maintain total fleet availability consistent with service requirements.

7.3          Contractor-Provided Maintenance

This section applies to this Contract if the parties have agreed that the Contractor will use its own vehicle maintenance facilities or those of a NYCT-approved Subcontractor to the Contractor. Warranty administration, including the collection of monies due for warranty repair will be the Contractor’s responsibility. These monies will remain the Contractor’s.

7.3.1        Contractor shall maintain all Revenue and Non-Revenue Vehicles in compliance with NYCT’s Preventive Maintenance Program, Attachment 12.

7.3.2        The Contractor shall be responsible for the proper use, care, maintenance and towing of all vehicles, both Revenue and Non-Revenue, to perform AAR service.

7.3.3        The Contractor’s Preventive Maintenance Program will schedule every Revenue Vehicle for a preventive maintenance check at least every 30 days (plus or minus 3 days) or every 4,000 miles (plus or minus 500 miles), whichever occurs first. The Contractor’s Preventive Maintenance Program will schedule every Non-Revenue Vehicle for a preventive maintenance check at least every 180 days or every 7,500 miles, whichever occurs first.

•      Replacement of engine oil and filter(s)

•      Body, doors and windows

•      Seats, seat belts

•      Wheelchair securement positions and belts

•      Wheelchair lift

•      Interior climate controls

•      Interior lights

•      Exterior lights

•      Vehicle Operator gauges and controls

•      Brake system (visual inspection of each wheel)

•      Drive train

•      Steering system

•      Suspension system

•      Engine fluids, belts, hoses

•      Transmission fluids

•      Air filter/system

•      Water pump

•      Battery(s) and battery isolator if installed

•      Ignition system

•      Engine electrical system

•      Spark Plugs

•      Fuses

•      Exhaust system

•      Fuel system

•      Emergency equipment

•      Customer railings, grab rails, stanchions

•      Two-way radio

•      Exterior decals and paint

7.3.4        Where the vehicle manufacturer’s recommended maintenance program requires additional maintenance not noted in NYCT’s Preventive Maintenance Program, Attachment 12, the additional items shall be included in the Contractor’s Preventive Maintenance Program.

7.3.5        A complete record of warranty repairs performed on each vehicle must be maintained. This information must be included in the warranty history for each vehicle. It is the Contractor’s responsibility to establish arrangements for warranty service.

7.3.6        The Contractor shall procure and implement computer hardware and software for a computerized maintenance record system. The computerized maintenance record system hardware shall include the capability to allow NYCT to connect with the system via modem. NYCT shall be responsible for obtaining its own hardware and any other requirements to access the Contractor’s system. The system shall be capable of providing complete, accurate and up-to-date maintenance recordkeeping on Revenue and Non-Revenue Vehicles. Recordkeeping shall be kept for each individual vehicle. Recordkeeping for vehicles shall include usage of fuel and all fluids and lubricants.

7.3.7        The Contractor shall properly maintain operating heating and air-conditioning systems on all Revenue Vehicles. Maintenance campaigns will be conducted by the Contractor to ensure these systems are operational at the appropriate times of the year. NYCT will be notified at the beginning and end of each campaign. At a minimum, vehicle heating systems shall be operable between September 15 and April 15 and vehicle air-conditioning systems shall be operable between April 15 and September 15. During winter service operation, the measured temperature anywhere within the interior of a Revenue Vehicle will not be less than 68 degrees F. During summer service operation, the interior vehicle temperature will not be greater than 75 degrees F. No Revenue Vehicle shall be operated in Revenue Service for longer than one day without a properly functioning heating or air-conditioning system.

7.3.8        The Contractor shall be responsible for providing any and all parts necessary for the proper maintenance of all vehicles (Revenue and Non-Revenue) and equipment used in the provision of the service.

7.3.9        The Contractor shall maintain reasonable inventory levels to assure timely repair of vehicles/equipment.

7.3.10      All parts used during this Contract for the maintenance of vehicles and equipment shall be of comparable quality to those installed at the factory by the original vehicle/equipment manufacturer(s).

7.3.11      Vehicles must be kept free of all accident damage (body and mechanical) and must be promptly repaired after such damage occurs. No vehicles with other than minor accident damage will be operated in Revenue Service. All Accident Damage will be repaired within 30 calendar days of the date that the Accident Damage was incurred.

7.3.12      All vehicles that are out of service due to mechanical reasons or damage must be immediately reported to NYCT. The report must include the reason the vehicle is out of service, when the vehicle developed the problem, and when the vehicle is to be repaired.

7.3.13      The Contractor shall provide tires for all Revenue and Non-Revenue Vehicles. The Contractor may contract for tire maintenance. In no case will retread or recapped tires be allowed.

7.3.14      NYCT reserves the right to take over any portion of Contractor-provided maintenance (labor or materials) with written notice. Proper vehicle maintenance is required to insure the safe, reliable and Customer service levels. Failure to provide appropriate maintenance after notification may result in NYCT taking corrective action. Such corrective actions available to NYCT include taking the vehicle from the Contractor and providing the required maintance at a third party maintenance shop selected by NYCT and the cost of the repairs will be charged back to the Contractor and deducted from the next invoice.

7.4          Cleanliness of Vehicles

7.4.1        The Contractor shall maintain the appearance and cleanliness of all vehicles used in providing AAR service in order to provide a positive image and appearance. The Contractor shall not operate any vehicle with accident damage or dirt readily apparent and visible to the travelling public from a distance of 25 feet. Reasonable cleanliness exceptions will be made be made during inclement weather.

7.4.2        The Contractor shall wash Revenue Vehicles in regularly spaced intervals at least twice each week.

7.4.3        Vehicle interiors shall be swept and cleaned at least once daily. Trash shall be emptied at least once daily. Interiors shall be fully mopped, the windows and the Vehicle Operator’s area shall be cleaned at least once weekly.

7.4.4        The Contractor shall perform a thorough interior scrub at least once monthly.

7.4.5        In the event the Contractor fails to maintain the cleanliness of any Revenue Vehicle in accordance with the terms of this Contract, the Project Manager shall have the right to cause such vehicle to be removed from Revenue Service and cleaned by NYCT at the expense of the Contractor.

SECTION 8.                    PERSONNEL

8.1           The Contractor shall furnish all necessary Vehicle Operators, dispatchers and other personnel needed to provide AAR service as specified in the Contract documents.

8.2           The Contractor shall assign a designated contact person (“Contractor’s Project Manager”) to this operation to ensure that all operations comply with Contract requirements. A supervisor shall be available at the Contractor’s facility or by phone during all hours of the operational day to make decisions or provide coordination as necessary.

8.3           In selecting Vehicle Operators, the Contractor shall conduct an adequate background check on each person to be hired for this Contract to ensure that he or she meets the standards and satisfactorily completes the training set forth in Section 10 below and is qualified to perform all of the Vehicle Operator functions required by this Contract.

8.4           As a minimum number of management personnel, the Contractor shall employ a full-time Project Manager, Operations Manager and Maintenance Manager throughout the term of the Contract. These personnel are expected to spend a majority of their working time on-site, in the Contractor’s AAR facility.

8.5           The Project Manager shall be responsible for all aspects of the Contractor’s operation. This person must not hold any other position in the operation or any other operation. The Project Manager must have the full authority to independently make any decisions required for the safe and efficient operation of the service. The Project Manager shall have at least 3 years experience in the management and supervision of paratransit service or other specialized transportation services to persons with disabilities. An additional 3 years of fixed route transportation management experience is desirable.

8.6           The Operations Manager shall be dedicated 100 percent to overseeing the day to day operation of the service. The Operations Manager shall have at least 3 years experience in the management and supervision of demand responsive transportation service. An additional 2 years of fixed route management experience is desirable.

8.7           The Maintenance Manager shall be dedicated 100 percent to overseeing the proper maintenance of revenue and non-revenue vehicles. The Maintenance Manager shall have at least 3 years experience in the management and performance of fleet maintenance.

8.8           A detailed resume of not more than two pages for each position shall be submitted for the proposed Project Manager, Operations Manager and Maintenance Manager. This resume shall include at least 3 professional references with current telephone numbers.

8.9           The Project Manager and, in his or her absence, the Operations Manager shall be available during all hours of service to make decisions and to provide coordination with NYCT. The Contractor shall provide the Project Manager and Operations Manager with cellular phones sufficient to allow communication anywhere in the New York City area.

8.10         The individuals selected by the Contractor as the Project Manager, Operations Manager and Maintenance Manager shall require initial and continued concurrence of NYCT.

8.11         The Contractor shall designate a knowledgeable employee to act as Project Manager, Operations Manager or Maintenance Manager whenever any of these managers has a leave of absence for any reason of more than one day.

8.12         Dispatchers responsible for controlling the Contractor’s Vehicle Operators and the performance of the Contractor’s fleet must be available and within communication range at all times when vehicles are in service. A Dispatcher must be on duty at the Contractor’s facility any time vehicles are in service. Dispatch personnel shall be trained in the use of PASS by Contractor’s personnel who have been trained by NYCT prior to the assumption of their duties.

8.13         The Contractor must have Road Supervisors in sufficient number to ensure planned and random field supervision of Vehicle Operator performance and to investigate accidents and provide assistance in the event of a road call. Road Supervisors will be trained by the Contractor in accident investigation procedures and be available to investigate an accident site at all hours that the service is in operation.

8.14         All Contractor mechanics (maintenance personnel) will be trade certified and thoroughly trained and retrained to complete the maintenance tasks required by this Contract. Mechanics, mechanic helpers, service personnel performing post-trip maintenance and/or fueling will be dedicated to this Contract and shall not share duties with other fleet services.

8.15         The Contractor shall ensure that Vehicle Operators hired for this service are reliable and able to drive safely. Vehicle Operators must be employees of the Contractor. The use of leased personnel or other such contractual arrangements is prohibited for this position. The Contractor is required by the New York State Department of Motor Vehicles (NYSDMV) and by this Contract to comply with the requirements of Article 19-A of the Vehicle and Traffic Law (VTL) and the NYSDMV regulations published at 15 NYCRR Part 6, as well as all other applicable federal, state and city regulations.

8.16         Throughout the term of this Contract, the Contractor shall comply with the NYCT-approved PTA Drug & Alcohol Testing Program for this Contract.

8.17         Project Management staff, Road and Dispatch Supervisors, Dispatchers, Vehicle Operators and any other staff that interface with Customers must be provided sensitivity training in accordance with the Contract Documents.

8.18         The Contractor shall provide proper training and retraining for all paratransit personnel utilized for the system. The Contractor shall, as necessary, update all manuals, including training manuals and procedures and assure that all of its personnel are properly trained for the functions assigned to them.

8.19         All personnel shall be fully trained and retrained as necessary by the Contractor to ensure that they are fully qualified to perform all of their duties.

8.20         Upon NYCT written notice to the Contractor that NYCT has determined that a Contractor’s employee’s performance fails to meet the requirements of the Contract or otherwise seriously detracts from the quality or efficiency of the service, the Contractor shall remove the employee from assignment to this Contract.

SECTION 9.         VEHICLE OPERATOR QUALIFICATIONS

9.1           Access-A-Ride Vehicle Operators must meet all of the following requirements:

•              Valid New York State (NYS) Commercial Driver’s License with Passenger Endorsement

•              Unrestricted license in effect for three (3) years

•              Must be at least 21 years old

•              New York State Vehicle and Traffic Law Article 19-A and 21 NYCRR Part 6 of the NYS Department of Motor Vehicles (DMV) regulations, including the physical examination requirements

9.1.1        Access-A-Ride Vehicle Operators must not have any one of the following:

•              More than four (4) points accumulated within three (3) years immediately preceding employment (no allowance is given for taking the NYSDMV Defensive Driving Course’s reduction in points accumulated during an 18-month period)

•              A conviction for driving any vehicle while impaired or intoxicated within the five (5) years immediately preceding employment

•              Any punitive suspension or revocation of license during the three (3) years immediately preceding employment

•              Three (3) or more moving violations within the three (3) years immediately preceding employment

•              Three (3) or more at fault accidents within the three (3) years immediately preceding employment

•              Any violation issued in connection with an accident within the three (3) years immediately preceding employment.

9.1.2        Other AAR Vehicle Operator Qualifications:

•              Satisfactory results from a drug and alcohol test administered in accordance with FTA regulations

•              Satisfactory results from a NYS Department of Criminal Justice Services’ and Federal Bureau of Investigation fingerprint checks in accordance with New York State Department of Motor Vehicles, Commissioner’s Regulations Part 6, Special Requirements for Bus Drivers.

•              Able to speak, read and write the English language.

•              Able to read maps.

•              Familiar with the five boroughs of New York City.

9.1.3        Convictions Related to Violations Pending at Time of Hire:

If a Vehicle Operator is convicted of a moving violation that was pending at the time he/she was hired:

a)             The Vehicle Operator will be terminated, if, as a result of this conviction he/she no longer meets the requirements stated in Section 9.1.1.

b)            The Vehicle Operator will be suspended a minimum of five working days if, despite this conviction the Vehicle Operator continues to meet the requirements stated in Section 9.1.1.

SECTION 10.       VEHICLE OPERATOR TRAINING

10.1         Vehicle Operator training shall meet generally accepted paratransit industry standards and Will include at a minimum, instructions in the areas described below. The Contractor shall identify a specific curriculum and training time for each curriculum component. NYCT reserves the right to approve or disapprove training curricula and training manual(s) and to add additional components. The Contractor shall develop, issue and maintain all training manuals.

10.2         The Contractor shall provide a minimum of 24 hours of instruction in:

•      NYCT procedures and policies as they apply to this Contract

•      Operator’s Vehicle Condition Report

•      Routes/Services and area street network

•      Map Reading

•      Fare structure and collection

•      Schedule reading and completion

•      System Familiarization

•      Customer Assistance Techniques

•      PTA Substance Abuse Program

•      A minimum of 8 hours of Vehicle Orientation to include pre- and post-trip inspections, use of communication systems, and wheelchair lift and securement device operating procedures

•      An 8-hour Department of Motor Vehicle approved accident prevention course. See Attachment 13 for approved providers.

•      A minimum of 8 hours of instruction in breakdowns and accident procedures, emergency procedures and practices, including the emergency evacuation of vehicles

•      A minimum of 8 hours to better identify medical emergencies. Vehicle Operators will be required to receive training in first aid and proper response (as defined by the Contractor) to emergency medical needs of passengers.

•      A minimum of 16 hours of certified instruction in Customer and passenger sensitivity and interaction with all persons including persons with disabilities, persons of diverse races cultures and sexual orientation, the elderly and children.

•      A minimum of 8 hours of behind-the-wheel training.

10.3         The Contractor also must provide on or about the anniversary date that each Vehicle began Revenue Service a minimum of 8 hours behind the wheel training, and a minimum one-hour evaluation of the Vehicle Operator’s driving skills.

10.4         A continuing program of Vehicle Operator safety and instruction shall be instituted by the Contractor and fully detailed and maintained in a Training Policy/Procedure Manual. Each Vehicle Operator shall receive a minimum of 16 hours of retraining each year. A required component of this retraining shall be Customer and passenger sensitivity.

10.5         It will be the sole responsibility of the Contractor to fully train all Vehicle Operators. NYCT will only become involved in Vehicle Operator training if NYCT determines that the proper training is not being done by the Contractor. In such case, the Contractor will pay NYCT for all expenses incurred by NYCT related to the provision of such training. In this event the Contractor also will be responsible for the payroll costs of Vehicle Operators attending NYCT directed training.

10.6         During the course of training, Vehicle Operators will be thoroughly trained in the requirement to offer and provide assistance to Customers both on and off the vehicle. Customer assistance is a material service provision of this Contract, and the Contractor will be deemed to have failed to provide Customer-friendly paratransit service when Vehicle Operators do not offer and provide all necessary and reasonable assistance on and off the vehicle.

SECTION 11.       CONTRACTOR FACILITIES

11.1         The Contractor shall independently determine the number, size and type of facilities required to comply with this Contract.

11.2         Facilities shall be appropriately sized for the paratransit service to be operated and based on the Contractor’s assumptions relative to those functions that will be performed directly by the Contractor versus those to be subcontracted. The Contractor shall be responsible for meeting all federal, state and local laws/regulations regarding its facilities. Any permits/approvals required for the facilities shall be the responsibility of the Contractor. The Contractor’s facility costs shall be spread over the term of this Contract.

11.3         The Contractor shall determine the maintenance capabilities of each facility, if any, and may decide to locate maintenance at a central facility. If more than one facility is operated by the Contractor, the cost of shuttling vehicles between facilities for maintenance, however, will not be reimbursed by NYCT.

11.4         The Contractor’s facility shall be located to minimize deadheading. NYCT will not reimburse deadheading in excess of schedules.

11.5         Contractors who plans to locate outside New York City are specifically advised that they will not be reimbursed for excessive deadheading as defined above. Contractors will also not be reimbursed for any turnpike, bridge or tunnel tolls for deadheading to and from any Contractor facility located outside of New York City.

11.6         Each facility will be sufficient to deliver the planned transportation and maintenance service levels.

11.7         The facility shall be either inside a secured building or lighted, fence-secured parking lot. All furnishings, equipment and supplies are the responsibility of the Contractor. The facility must comply with all state, federal and local safety requirements and laws and other laws including but no limited to fire codes, building codes, OSHA requirements and environmental regulations.

11.8         The Contractor will be responsible for any work required to ensure that the Contractor’s communications system located at the Contractor’s facility provides thorough coverage of all five New York City boroughs, including transmission and reception from the NYCT Paratransit Command Center.

11.9         Each Contractor is required to have a minimum of one FAX machine in each dispatch area to be dedicated to transmitting documents to and from NYCT:

11.10       Provision for on-site fueling of vehicles, both diesel and gasoline, is highly preferred. All vehicles not fueled at the facility will be fueled prior to or after completion of Revenue Service. There will be no reimbursement for deadheading costs related to fueling vehicles at other than the Contractor’s facility.

11.11       The Contractor shall be solely responsible for arranging or directly providing vehicle towing to and from the Contractor’s facility. No vehicle, operable or inoperable, will be left overnight on any public road or property not under the control of the Contractor without the express authorization of NYCT. All revenue equipment will be housed overnight at the Contractor’s facility with the exception of equipment properly stored at another off-site maintenance facility.

11.12       The Contractor shall make provision for on-site vehicle cleaning at the facility.

11.13       The Contractor is responsible for maintaining and repairing the Contractor’s facility to provide for a safe and professional operating environment. Floors and walls shall be kept free of grease, oil and other fluids.

11.14       All parts, fluids, tires and other maintenance parts shall be kept in secure rooms dedicated for those purposes. Hazardous materials at the facility shall be stored in compliance with all local, state and federal regulations and laws.

11.15       The Contractor shall be solely responsible for arranging for and maintaining all utilities for the Contractor’s facility.

11.16       The Contractor is responsible for providing 24-hour security of the facility and immediate response to any security incidents at the facility. Failure to provide security and any Incidents involving vehicle damage or other acts that would prevent usage of the vehicles does not limit or excuse the Contractor’s obligations in any way under this Contract.

11.17       In the event of Contract termination by NYCT for any reason, the Contractor shall permit NYCT to continue to use the Contractor’s facility for a period of up to 12 months.

SECTION 12.       CUSTOMER SERVICE

12.1         AAR service shall be operated on a door-to-door basis. The provisions of this section provide clear direction as to the expectation of NYCT for Customer service. These requirements apply only to the Customer (i.e., the AAR registrant), not to PCAs and Guests. In addition, Customers who are accompanied by PCAs do not need Vehicle Operator assistance, other than boarding and disembarking from the lift, if applicable, and securement of the wheelchair, if applicable. All other assistance is to be provided by the PCA.

12.2         Vehicle Operators must offer and provide boarding and exiting assistance to every Customer not just those using the lift, unless he/she has first-hand knowledge that the Customer does not require and will refuse assistance. All Customers must be assisted in boarding or exiting by lift. Customer assistance includes fastening and unfastening seat belts and wheelchair tie downs and lap belts. Vehicle Operators shall direct Customers to use seat and lap belts, but shall not refuse service to any Customer who chooses not to use these devices. If the Customer refuses to wear a seatbelt, then the Vehicle Operator shall make a notation to that effect on the Manifest and Trip Ticket.

12.3         Vehicle Operators must assist Customers boarding and exiting the vehicle and while inside the vehicle. Vehicle Operators must make reasonable attempts to locate a Customer who is not waiting at the pick-up location at the scheduled time, by verifying the pick-up location, visually scanning the area in sight of the vehicle, and calling out the Customer’s name.

12.4         Customers boarding in 3-wheeled scooters may be requested but cannot be required to transfer to a vehicle seat. Vehicle Operators are required to help in the transfer if the transfer can be made without lifting or carrying the Customer, both of which actions are strictly prohibited.

12.5         Vehicle Operators must carry up to 2 bags or parcels on and off the vehicle, not exceeding 40 lbs. total, for the Customer.

12.6         Vehicle Operators must help Customers secure packages brought onto the vehicle.

12.7         Vehicle Operators must help Customers secure portable oxygen bottles and other devices necessary to the Customer’s transport.

12.8         For the safety of all Customers and other passengers, Vehicle Operators are not required to assist Customers more than 100 feet from the vehicle or provide assistance that would cause the Vehicle Operator to lose sight of the vehicle.

12.9         Generally, a Customer may bring an infant seat on board when traveling with a child who is under 40 pounds or under 1 year of age. The child is considered a Guest of the Customer (PCAs and Guests may not bring children or others with them). The vehicle is not equipped with infant seats. Vehicle Operators must help secure infant seats brought by Customers. If no infant seat is brought, the infant must ride on the Customer’s, or if the Customer is accompanied by a PCA, on the PCA’s lap.

12.10       Vehicle Operators are required to give oral directions and provide physical assistance to persons using wheelchair lifts with or without a wheelchair.

12.11       In the event of an Accident or vehicle breakdown that prevents a Vehicle Operator from being able to complete the scheduled trips for that tour, the Contractor shall notify NYCT immediately and will have one hour to send a replacement vehicle to complete the remaining tour. If the Contractor is unable to dispatch a replacement vehicle within the one hour standard, the trips that would have been delivered shall be considered Contractor No-Shows.

SECTION 13.       VEHICLE OPERATOR DUTIES

13.1         Vehicle Operators shall operate the service in full compliance with the applicable sections of the Scope of Work.

13.2         At all times while on duty, Vehicle Operators shall be neatly dressed and well groomed. Vehicle Operators shall wear uniforms prescribed and provided by the Contractor and approved by NYCT at all times that the Vehicle Operator is in service. The uniform shall consist of a white blouse or shirt, with pocket, dark blue slacks or trousers or a uniform style A-line type skirt, a dark baseball-type cap and, depending upon the season, a dark blue jacket and other dark blue outer garments. Shoes shall be black and serviceable having flat, non-skid soles. No high heels, sneakers, or open sandals shall be worn. Tee shirts and shorts are prohibited. At no time shall hair be worn so as to obscure vision or create a safety hazard.

13.3         While in Revenue Service no Vehicle Operator shall wear or display any insignia, patch, or emblem other than those supplied by the Contractor and approved by NYCT. Each Vehicle Operator shall wear picture identification supplied by the Contractor to be worn on the Vehicle Operator’s shirt, blouse or jacket in a manner visible to Customers and approved by NYCT. The badge shall contain the names of the Contractor, the Vehicle Operator and the 1etters, AAR.

13.4         Each Vehicle Operator must carry a timepiece that keeps accurate time and a five borough street map. Each Vehicle Operator is to verify the time with the Dispatcher at least once each day, prior to leaving the garage, or during shift change for En Route Relief. A Vehicle Operator must carefully read each comment noted on the Manifest to insure that he/she is at the correct pick-up location. If at any time the Vehicle Operator is unable to find a location, he/she must promptly contact the Dispatcher.

13.5         Vehicle Operators shall report to the Dispatcher any service problems as they occur. These are to include but not be limited to: Accidents; Incidents, injuries; vehicle condition; Manifest error; schedule adherence problems; Customer No-Show, traffic condition; Customer problem; excessive Customer assistance requirement; Customer identification problem; fare payment problem; unusual occurrences; and any information required by the Dispatcher or Vehicle Operator.

13.6         Vehicle Operators shall record the time and mileage of vehicles at the time of Pull-Out and Pull-In.

13.7         Vehicle Operators shall be required to perform the daily vehicle schedule as shown on the Manifest. Deviation from the sequence without prior approval from the Dispatcher is sufficient grounds to request permanent removal of any Vehicle Operator from service.

13.8         If the Vehicle Operator arrives prior to the Scheduled Pick-Up Window and the Customer is not ready to travel, the Vehicle Operator cannot require the Customer to board prior to 5 minutes before the Scheduled Pick-Up Time. The Vehicle Operators will report any arrival 25 minutes later than the Scheduled Pick-Up Time to the Contractor’s dispatcher. The report shall be made as soon as the Vehicle Operator can foresee a late arrival.

13.9         The Vehicle Operator shall provide the Customer, prior to drop off, with the Customer’s Trip Ticket. The Vehicle Operator shall assist any Customers unable to sign a Trip Ticket by signing for them and noting on the ticket that the Vehicle Operator has done so. In addition, a PCA may sign the Trip Ticket for the Customer.

13.10       Upon arrival at the location of any pick-up or drop-off location, the Vehicle Operator shall record the time on the Manifest. The Vehicle Operator shall alight from the vehicle and offer any assistance that the Customer may require as authorized in this Section 13.

13.11       In the event that the Vehicle Operator cannot locate a Customer, the Vehicle Operator shall immediately contact the Dispatcher for assistance, including confirmation of the pick-up location. The Dispatcher shall attempt by telephone to locate the Customer and shall provide further instructions to the Vehicle Operator. The Vehicle Operator shall not leave the pick-up location until authorized to do so by the dispatcher. Prior to leaving the pick-up location, the Vehicle Operator shall note the “Customer No-Show” on the Trip Ticket and Manifest. The Dispatcher shall later confirm on the “Customer No-Show” form the Vehicle Operator’s exact location when the No-Show was declared.

13.12       Vehicle Operators shall call out the name of the Customer at each pick-up and drop-off location.

13.13       The Contractor shall devise a procedure to ensure that the Contractor’s Vehicle Operators wait for a Customer when the Vehicle Operator knows that the Customer is on the way to the vehicle.

13.14       Vehicle Operators shall notify the Dispatcher at each pick-up and drop-off any time that they are more than 5 minutes ahead or 25 minutes behind schedule.

13.15       Vehicle Operators shall ask a Customer for a Paratansit AAR photo identification (ID) card. If the Customer does not have his or her AAR ID card an alternate photo ID shall be allowed. If the Customer has no photo ID, the trip will not be provided. The Vehicle Operator shall notify the Dispatcher in order that the appropriate comments are entered in the tracking log.

13.16       A Vehicle Operator is required to know the paratransit fare at the time he/she begins Revenue Service and to be instructed as to any changes in the fare communicated by NYCT to the Contractor.

13.17       The Vehicle Operator shall use the interior lighting of the vehicle when alighting all Customers at night to provide for a safe egress from the vehicle.

13.18       The Vehicle Operator shall operate heating and air conditioning systems so as to provide for the comfort of Customers. The Vehicle Operator is not authorized to open windows for ventilation in lieu of air conditioning unless vehicle air conditioning systems have failed.

13.19       The Vehicle Operator shall keep confidential any information that he/she may have about the Customers except as necessary to perform his/her job duties. The Vehicle Operator can report medical or any other information to authorized medical assistance personnel who report to the scene of an accident or to the scene of any medical emergency.

13.20       Vehicle Operators are prohibited from soliciting, accepting or in any way encouraging payment of a tip, gratuity, additional payment or any service from any Customer at any time. Engaging in such conduct is grounds for immediate removal from service.

13.21       Vehicle Operators shall at all times be courteous to Customers. Although it is expected that abusive Customers shall be an exception, in such event, Vehicle Operators shall at all times comport themselves as they have been trained to do in the sensitivity training provided by the Contractor. Any inappropriate behavior of the Customer shall be reported to their Dispatcher.

13.22       If a Customer is required to travel with a PCA as shown on the Manifest and is not accompanied by the PCA, the ride is not to be provided. The Vehicle Operator shall notify the Dispatcher in order that the appropriate comments are entered into the track log. When a Vehicle Operator’s experience with a Customer who travels without a PCA leads him/her to conclude that the individual cannot travel unattended, the Vehicle Operator shall report the circumstances to the Dispatcher. The Contractor shall notify NYCT for follow-up and further instructions.

13.23       In the event of medical emergency, the Vehicle Operator shall immediately pull the vehicle out of traffic and notify the Dispatcher of the emergency. The Vehicle Operator shall provide any assistance reasonably required that is part of the first aid training provided by the Contractor. The Vehicle Operator shall stay with the Customer until emergency assistance arrives.

13.24       In the event that any Customer engages in any illegal act or other conduct that is unsafe to himself/herself or any others on board the vehicle, or strikes or otherwise abuses the Vehicle Operator or any other Customer or passenger, the Vehicle Operator shall, at the earliest safe moment, report the Incident to the Dispatcher for instructions.

13.25       Vehicle Operators shall operate wheelchair lifts from outside of the vehicle using the remote device. Vehicle Operators shall provide assistance to Customers who use assistive devices (such as walkers, canes, crutches) in entering and exiting the lift platform and the vehicle. Vehicle Operators shall know how to operate the wheelchair lift manually.

13.26       Vehicle Operators are prohibited from going inside of buildings and from providing assistance to persons attempting to navigate more than one step. Vehicle Operators found to be entering residences shall be removed from AAR service.

13.27       Vehicle Operators shall require all Customers on board the vehicle to observe rules of carriage to include: no smoking; no drinking of any beverages; no eating, no standing while vehicle is in motion; no person shall put a wheelchair in motion, occupied or unoccupied, while the vehicle is moving; no person other than the Vehicle Operator shall be allowed to operate the vehicle or the vehicle’s communication system or wheelchair lift; no person shall be allowed to operate a radio, TV or any other such device that can be heard by others on the vehicle.

13.28       Vehicle Operators shall not smoke, play radios, televisions or any other such devices while on vehicles. Vehicle Operators shall not consume food or beverage on the vehicle while in Revenue Service. If food and beverages are consumed on-board during a service break, the Vehicle Operator shall dispose of the trash in an appropriate waste receptacle off the vehicle prior to re-commencing Revenue Service.

SECTION 14.       DISPATCHING

14.1         The Contractor shall ensure that a Dispatcher or other supervisor capable of acting on behalf of the Contractor’s Project Manager is on duty at all times that any Revenue Vehicle is scheduled to be in service and to ensure proper Pull-Out and Pull-In of vehicles. Dispatch will ensure that vehicles operate in accordance with the schedules unless otherwise instructed by the Paratransit Command Center.

14.2         The Dispatcher shall be required to inspect all Vehicle Operators for fitness for duty before they are allowed to operate a vehicle from the Contractor’s facility.

14.3         The Dispatcher or other supervisor designated by the Contractor shall be required to provide Vehicle Operators, prior to their departure from the facility, with all materials necessary to perform their work. This shall include vehicle keys, a Vehicle Operator clipboard with Trip Tickets, the Manifest, and any special instructions.

14.4         The Contractor shall maintain and identify to NYCT a dispatch “hot line” telephone number to be used by the dispatcher solely for the purposes of communicating with NYCT.

14.5         The Dispatcher shall be the principal point of contact between the Contractor and NYCT for questions and concerns on particular trips during daily operations. The Dispatcher shall receive, accept and act on instructions from NYCT. Such instruction shall include but not be limited to Trip Insertions.

14.6         The Dispatcher shall maintain Revenue Vehicle Pull-Out and Pull-In records. The Dispatcher shall dispatch all en-route vehicles. The Dispatcher shall record the Pull-Out and Pull-In times of each Vehicle Operator on each vehicle Manifest.

14.7         The Dispatcher shall have copies of all Manifests for work assigned during the day and shall use these materials when communicating with NYCT’s Paratransit Command Center and Contractor personnel.

14.8         The Dispatcher shall annotate to the PASS track log minor and major service Incidents, as shall the Vehicle Operator. Annotations shall include but not be limited to No-Shows, vehicle breakdowns, radio failures, etc. Refer to Section 13, Vehicle Operator Duties, for additional items that are to be annotated on the Manifest.

14.9         The Dispatcher shall also routinely record service Incidents in PASS that records all vehicles making late pick-ups or drop-offs, Customer or Contractor No-Shows, and substitution of Vehicle Operator or vehicle for assigned Vehicle Operator or vehicle.

14.10       In addition to the above, the Dispatcher shall report separately any major non-routine Incidents such as Accidents, labor actions, or vehicle or equipment failures that affect performance. See Section 16, Reporting, and Section 17, Accident Investigation and Reporting.

14.11       The Dispatcher shall immediately report to the NYCT Paratransit Command Center any problems with any Customer or other passenger, such as misbehavior or abusive conduct, requests for assistance beyond those required by the Contract, Customers who do not have appropriate identification, and all other Incidents in which the Vehicle Operator is required to report to the dispatcher. The Dispatcher shall relay instructions from NYCT in response to identified problems to Vehicle Operators.

14.12       The Dispatcher shall request and accept instructions from NYCT’s Paratransit Command Center concerning any service problem.

14.13       The Dispatcher shall receive from NYCT Paratransit Command Center notices of cancellations of scheduled trips, Add-On Trips, and other changes in vehicle schedules. The Dispatcher shall relay the information to the Vehicle Operator and the Vehicle Operator and the Dispatcher shall record the information in PASS.

14.14       The Dispatcher is required to communicate with each paratransit Vehicle Operator in Revenue Service every 60 minutes. The Dispatcher must provide updates to the Paratransit Command Center every 60 minutes. These updates include but are not limited to, vehicle location and loading, traffic conditions, vehicle condition, routing and schedule adherence.

14.15       The Dispatchers will be proactive in ensuring On-Time performance of Routes; by, e.g., continuous monitoring of the progress of the Routes; initiating actions to recover lost time, such as moving trips between proximately located vehicles; contacting Paratransit Transit Monitors to determine whether trips can be moved to another Contractor.

14.16       The Dispatcher shall coordinate road service and/or towing service, if required for an in-service breakdown or accident.

14.17       The Dispatcher shall not dispatch a spare vehicle under any circumstances without permission from the Paratransit Command Center.

SECTION 15.       ROAD SUPERVISION

15.1         The Contractor must have sufficient road supervision to ensure field supervision, planned and random, of Vehicle Operator performance.

15.2         The Contractor must have sufficient numbers of qualified 19-A examiners to be in compliance with NYSVTL Article 19-A and NYSDMV regulations, 15 NYCRR Pail 6.

15.3         The Contractor must ensure that all Road Supervisors have a CDL with passenger endorsement and be 19A certified.

15.4         Road supervisors shall make an in-service check of every Route and Vehicle Operator at least once each month. Road Supervisors shall document and submit these in-service checks on NYCT-approved In-Service Route Check Form.

15.5         Road supervisors shall be trained by the Contractor in Accident investigation procedures and be available to investigate an Accident site at all hours that the service is in operation.

15.6         Road supervisors shall be available while any vehicle is in service in the event of a road call.

15.7         Road supervisors shall provide increased supervision and route checks of a particular Vehicle Operator if requested by NYCT.

SECTION 16.       REPORTING

16.1         In addition to information reporting specified in other sections of this Scope of Work, the Contractor shall provide to NYCT the documents and reports specified in this Section 16 within the specified frequency.

•      Supporting documentation for monthly billing within 15 days after the month in question

•      Customer-signed Trip Tickets within three days of service

•      Completed Manifests, including Vehicle Operator name and vehicle number, within three days of service

•      Daily Road Call Reports, on NYCT form, Attachment 14

•      Daily Accident Reports, on NYCT form, Attachment 15

•      Incidents Reports, on NYCT form, Attachment 16

•      Monthly Telephone complaint log

•      Other information as deemed appropriate by NYCT summarizing the month’s activities and overall system performance

16.2         In addition to the above-mentioned formal reports, the Contractor shall keep up-to-date and accurate records of the following information throughout the term of this Contract, and shall, at the request of NYCT, make such records available to NYCT.

•      Vehicle Operator pre-trip and post-trip inspection logs, including OVCRs. In addition, these logs must be presented at the time of a NYSDOT inspection

•      Employee Payroll Reports

•      Daily Dispatcher Reports

•      Vehicle and equipment maintenance records

•      Vehicle Operator records demonstrating compliance with all qualifications and training requirements of this Contract and of applicable laws and regulations

•      All records and reports required to be in compliance with the NYCT-approved FTA Drug and Alcohol Testing Program

•      Other records relating to performance of this Contract.

SECTION 17.       ACCIDENT INVESTIGATION AND REPORTING

17.l         Accident/Incident Notification

17.1.1      NYCT must be notified of all Accidents and Incidents. Completed Daily Accident Reports and Daily Incident Reports, on the NYCT-required form(s), see Attachments 15 and 16 respectively, must be submitted to the NYCT Project Manager within 24 hours of occurrence.

17.1.2      The Contractor shall verbally notify the NYCT Project Manager or authorized designee of all FTA reportable Accidents, within one hour of occurrence. The following are the current applicable FTA criteria for reportable accidents.

•      An individual dies (all surviving covered employees on the Revenue Vehicle must be tested)

•      An individual suffers bodily injury and immediately receives medical treatment away from the scene of an Accident

•      One or more Revenue Vehicles incurs disabling damages as a result of the occurrence and is transported away by tow truck

17.1.3      The Contractor shall verbally notify the NYCT Project Manager or authorized designee of all Accidents within one hour of occurrence.

17.1.4      The Contractor shall verbally notify the NYCT Project Manager or authorized designee of all otherwise noteworthy Incidents, within one hour of occurrence.

17.1.5      Accidents or Incidents that do not meet the above noted criteria (17.1.3 and 17.1.4) must be reported to the NYCT Project Manager within 24 hours.

17.1.6      With respect to Accidents resulting in any personal injury, or in property damage in excess of $1,000.00, the Contractor also shall file with NYSDMV and submit to the NYCT Project Manager a complete written accident report on the DMV Accident forms within 24 hours of the Accident.

17.1.7      All drug and alcohol testing as a result of a FTA reportable Accident (“post-accident testing”) is to be completed in accordance with the Contractor’s NYCT-approved FTA Drug and Alcohol Testing Program. The Contractor must notify the NYCT Project Manager in writing that testing has been completed as required.

SECTION 18.       CONTRACT MANAGEMENT

18.1         The Contractor shall maintain records necessary to document that all Vehicle Operator licensing, training and other requirements are current and shall make them available to NYCT upon request.

18.2         The Contractor shall establish employee payroll, internal accounting, and budgeting systems sufficient to the operation of this system. Contractor shall maintain books and records for this Contract independent of books and records for other business. Allocations to this Contract for overhead and other shared costs of multiple businesses shall be certified as reasonable by the independent accountant audit required herein. The Contractor shall retain an independent certified public accounting firm to perform an annual audit of the Contractor’s financial accounts in accordance with generally accepted accounting principles. An original copy of the audit shall be provided to NYCT no later than March 1st of the year following the audit year.

18.3         The Contractor shall maintain internal management information systems sufficient to document the management of the system by the Contractor in keeping with the terms of this Contract. The Contractor shall comply with Section 15 reporting requirements of the Federal Transit Administration’s National Transit Database (NTD). Section 15 requirements are currently comprised of Transit Agency Identification – Form (001), Revenue Vehicle Maintenance and Energy – Form (402), Safety and Security – Form (405), Operating - Form (406), Revenue Vehicle Inventory – Form (408) and Federal Funding Allocation Statistics – Form (901). Samples of these forms are included in Attachment 18. Such information systems will allow the Contractor to provide ETA-required Section 15 information.

18.4         The Contractor shall maintain accurate service information and shall provide that information to NYCT upon request. Pull-Out/Pull-In logs, dispatch logs, road call logs, Accident, Incident and mileage reports, and information required to complete FTA Section 15 requirements and other information specified in the Contract documents will be maintained by the Contractor in a complete, current and professional manner.

18.5         The Contractor is solely responsible for revenue collection, safeguard, distribution and collection of NYCT transfer tickets, and cash handling. NYCT will deduct monthly the total fares for all Customers and guests that the Contractor is required to collect pursuant to this Contract.

18.6         The Contractor is responsible for all routine and running repairs required to ensure proper maintenance of the Contractor’s Revenue and Non-Revenue Vehicles. The Contractor is responsible for ensuring that the revenue fleet is available to meet all service requirements. The Contractor is required to maintain and secure several sets of keys for each vehicle.

18.7         The Contractor is responsible for the timely repair and servicing of any equipment installed by the Contractor at the Contractors facility, whether provided by the Contractor or provided by NYCT. This includes hardware maintenance of any computer equipment obtained by the Contractor required for use by PASS.

18.8         The Contractor shall maintain and manage an inventory of parts, fuel, lubricants, fluids and tires required for routine servicing and maintenance of Contractor’s vehicles. The Contractor’s service obligations are not limited because of the unavailability of any part required to provide an operational fleet as defined herein.

18.9         The Contractor will be solely responsible for arranging for and maintaining all utilities for the Contractor’s facilities.

18.10       The Contractor is required to maintain and replace missing or damaged vehicle lettering or logos. The Contractor shall procure and maintain adequate replacement lettering and logos. NYCT reserves the right to direct the Contractor to replace all or part of the lettering and logos. The Contractor is prohibited from placing any decal, sign, paint or other marking identifying the service with NYCT or any other MTA service. Vehicles will be delivered to Contractor with all required lettering and logos. A drawing of the vehicle lettering is provided in Attachment 17.

18.11       The Contractor shall be required to estimate and budget for any highway/bridge/tunnel tolls reasonably required to operate the service in an efficient manner. Contractor is required to maintain an EZ-PASS account sufficient for its fleet requirements. All revenue and non-revenue vehicles in operation under this Contract must have a unique EZ-PASS number. EZ-PASSes are to be permanently affixed to vehicles. The Contractor shall maintain and supply NYCT with a log which lists the EZ-PASS tag number assigned to each vehicle. Copies of EZ-PASS bills must be presented to NYCT monthly on a disk provided by MTA Bridges & Tunnels.

18.12       The Contractor shall be required to meet monthly or as otherwise required with NYCT to discuss operations and Contract management issues. The Contractor’s Project Manager shall be required to make monthly presentations on the month’s activities to the Vice President, Paratransit Division, NYCT, or his/her designee.

18.13       The Contractor is solely responsible for developing, implementing and maintaining a system to assign Contractor employee work.

18.14       The Contractor shall comply with the NYCT-approved public safety plan, including shop safety, to ensure the delivery of a safe service in compliance with all local, state and federal laws and regulations, including Public Transportation Safety Board and FTA requirements.

18.15       The Contractor is solely responsible for any and all office supplies required in the performance of this Contract.

18.16       The Contractor shall post signs in paratransit vehicles as requested by NYCT and shall distribute on board Customer surveys and information when requested to do so by NYCT.

18.17       The Contractor shall be responsible for making NYCT-provided materials available to Customers. These materials shall be provided, if requested by NYCT, via Contractor-provided brochure racks to be installed in all Revenue Vehicles. The type of rack shall be approved by NYCT in advance of purchase. The purchase cost will be reimbursed as a “pass-through” cost Materials specifically include courtesy cards that are accessible to Customers without being requested from any Contractor employee.

18.18       The Contractor shall not sell any space or display any advertising on any vehicle used in the operation of this service without the approval of NYCT. Bumper stickers and other similar materials are prohibited, except for Vehicle Operator recruitment when prior approval of the material has been received from NYCT. No literature of any sort shall be distributed on any Revenue Vehicle without prior authorization from NYCT.

18.19       The Contractor is prohibited from placing any decal, sign, paint or other marking on the vehicle without the prior approval of NYCT.

18.20       The Contractor is responsible for receiving and inspecting vehicles and requesting NYSDOT inspections prior to the date a vehicle is scheduled to commence service, unless otherwise directed by the NYCT Project Manager.

18.21       The Contractor is required to present clean, defect-free vehicles for NYSDOT inspection according to State requirements.

18.22       The Contractor is solely responsible for the payment of any tickets, fines or penalties assessed by any government authority resulting from the Contractor’s operation of AAR service.

SECTION 19.       COMPLAINT MANAGEMENT

19.1         All Customers and other persons who make a complaint by telephone shall be referred to the NYCT Division of Customer Assistance at (718) 330-3322. However, safety-related items shall be referred to the NYCT Contract and Project Managers immediately, followed by a written report faxed to the NYCT Project Manager within one hour.

19.2         The Contractor shall be required to provide a written response to any complaint as directed by the NYCT Project Manager or designee. The Contractor’s Project Manager is required to personally review and sign all complaint correspondence. In addition, the Contractor may be required to telephone Customers in response to complaints.

19.2.1      The Contractor shall investigate and respond in writing to NYCT no later than 3 business days after receipt of written correspondence for executive signature or any other complaints as directed by the NYCT Project Manager.

19.2.2      The Contractor shall investigate and respond in writing to NYCT no later than 5 business days after receipt of complaints from the Customer Assistance Division of NYCT that are forwarded by the NYCT Project Manager or designee. NYCT shall instruct the Contractor as to whom the response and any copies should be directed.

19.2.3      The Contractor shall be required to provide a written response to Customers for some complaint forwarded by the NYCT Project Manager or designee to the Contractor. The Contractor shall investigate and provide a draft response in no later than 5 business days after receipt. Upon approval by NYCT Paratransit Division staff; the Contractor will mail the response to the Customer with a copy to NYCT.

19.3         At the monthly meeting between the Contractor and NYCT, the Contractor Project Manager shall be required to discuss complaint trends, if any, and to recommend and implement corrective action to be taken by the Contractor.

SECTION 20.       ADA

20.1         NYCT is solely responsible for all determinations of eligibility for paratransit service, including determinations of full, conditional, and/or temporary eligibility, PCA use, visitor and any other eligibility which would require provision of AAR service.

20.2         NYCT will provide the Contractor with eligibility information which is reasonably required by the Contractor to perform its obligations to provide AAR service as specified herein to the Customer. Under no circumstances shall Contractor personnel disclose eligibility information concerning any Customer to anyone other than the Contractor’s employees with a need to know and NYCT.

20.3         NYCT will adopt policies and procedures from time to time to ensure compliance with the ADA, with which the Contractor shall comply.

SECTION 21.       FUTURE SERVICE AND OPERATIONS CHANGES

21.1        Interjurisdictional Access-A-Ride Service

It is anticipated that NYCT will initiate limited interjurisdictional AAR service during the term of this Contract. Subject to agreements between NYCT and MTA Long Island Bus (“LIB”), Westchester County (NY) Department of Transportation (“WCDOT”) and/or New Jersey Transit (“NJT”), NYCT will coordinate paratransit services with these paratransit providers in order to provide interjurisdictional trips to ADA-eligible paratransit registrants (Customers) who reside in any of the four jurisdictions. Initiation of this service will require transfer of Customers from one paratransit service to another. It is expected to be a limited service with one transfer point for AAR and NJT, one transfer point for AAR/WCDOT and one transfer point for AAR/LIB, and that the transfer points will be phased-in.

21.2        Feeder Service

It is anticipated that at some point during the term of this Contract, NYCT will initiate AAR eeder service for Customers who can travel on fixed route service. Feeder service means that AAR service is provided from the pick-up location to a bus stop or subway station or from a bus stop or subway station pick-up location to the Customer’s destination.

21.3        AVLM

21.3.1      It is anticipated that NYCT will install an Automatic Vehicle Location Monitoring (AVLM) System for paratransit operations. AVLM is a global positioning system (GPS) with mobile data terminals (MDTs) for two-way wireless data communication. The transmission of data to and from the MDTs will be integrated with PASS and will provide: vehicle location and status information; two-way data messaging; improved information to paratransit Customers and NYCT; reduced voiced communication transmissions; and improved monitoring in emergency situations by dispatchers and the command center.

21.3.2      It is anticipated that AVLM will be implemented during the term of this Contract and will produce service and management efficiencies. For example, Trip Reconciliation (see Section 3.5) will be eliminated except upon system failures; Dispatch functions will be reduced; Vehicle Operator record-keeping functions will be reduced or eliminated.

21.3.3      Upon finalization of specifications for service and operations in an AVLM operating environment, the Contract will be modified through the Change Order procedure, Article 4 of the Terms and Conditions; to modify the Scope of Work and any other provisions of the Contract.

NEW YORK CITY TRANSIT AUTHORITY

DIVISION OF MATERIEL

ATTACHMENT No. 2

PRICE SCHEDULE

&

MOBILIZATION SCHEDULE

ACCESS-A-RIDE TRANSPORTATION SERVICE

Item
5

Mobilization Schedule

Transit Facility Management Corporation proposes to implement Access-A-Ride service on an incremental basis consistent with its letter dated November 9, 2000. The full complement of 117 drivers will be divided into five classes. As each class progresses through training the company will implement service in increments of eleven vehicles at a time, until all fifty-five vehicles are in service.

Transit Facility Management Corp. has devised a mobilization schedule that balances the need to add vehicles to the Access-a-Ride roster quickly with the time needed to provide a smooth, safe, professional start-up. Transit Facility Management Corp. requires an eleven week start-up period from notice of award to the date of putting eleven vehicles (ten active and one spare) in service. Thereafter, Transit Facility Management Corp. will accept eleven vehicles in three week intervals. Mobilization of fifty-five vehicles will be complete at the end of week 23.

Week 1

Project manager, operations manager, and maintenance manager on site

Hire safety manager

Hire data entry clerk

Design and layout office plan

Order compute equipment

Design and order telephone system

Schedule fueling station upgrade

Order lift equipment

6

Begin advertising for assistant operations managers, drivers, dispatchers, and mechanics

Acquire Nextel contract and begin acquisition of radios

Activate temporary telephone system

Install fax machine

Apply for NYSDOT operating authority

Begin preparation of training manuals:

•      Vehicle operators’ responsibilities and procedures

•      Drug and alcohol policy and procedures

•      Maintenance procedures

•      Supervisors’ responsibilities and procedures

•      Safety procedures with special reference to ADA paratransit service

Week 2

Safety manager on site

Begin renovations of offices

Order office furniture and fixtures

Design parts room

Continue advertising for drivers, dispatchers, and mechanics

Hire assistant operations manager

Interview and hire three dispatcher candidates

Week 3

Continue office renovations

Renovate maintenance manager’s office

Install partitions and dividers in shop area to segregate Access-A-Ride operations

7

Assistant operations manager on site

Continue advertising for drivers, dispatchers, and mechanics

Complete preparation of the following training manuals:

•      Drug and alcohol policy and procedures

•      Supervisors’ responsibilities and procedures

•      Safety procedures with special reference to ADA paratransit service

Begin training of three dispatchers

Week 4

Complete office renovations

Install telephone system

Install computer equipment

Fueling station upgrade completed

Continue dispatcher training

Continue advertising for drivers, dispatchers, and mechanics

Week 5

Install office furniture and fixtures

Connect computer equipment to MTA New York City Transit operations center

Renovate classroom and training center

Hire three additional dispatchers

Lift equipment installed

Continue advertising for drivers, dispatchers, and mechanics

Week 6

Continue advertising for drivers, dispatchers, and mechanics

8

Complete preparation of the following training manuals:

•      Vehicle operators’ responsibilities and procedures

•      Maintenance procedures

Three additional dispatchers on site

Begin to stock parts room

Driver interviews, background checks, medical review, and drug and alcohol testing commence

Week 7

Senior managers, supervisors, and dispatchers take Community Transportation Association of America Passenger Service and Safety (PASS) training

Continue advertising for drivers, dispatchers, and mechanics

Week 8

Driver interviews continue

Begin hiring mechanics

Hire road supervisors

Fit mechanics and road supervisors for uniforms

Week 9

Driver training begins

Fit drivers for uniforms

Hire two additional dispatchers

Begin road dispatcher training

Week 10

Driver training completed

Road dispatcher training completed

9

Continue hiring mechanics

Week 11

Eleven vehicles begin service

Additional driver candidates identified

Week l2

Driver training begins

Hire one additional dispatcher

Week 13

Driver training completed

Week 14

Eleven additional vehicles begin service, total of twenty-two in service

Additional driver candidates identified

Week 15

Driver training begins

Week 16

Driver training completed

Week 17

Eleven additional vehicles begin service, total of thirty-three in service

Additional driver candidates identified

Week 18

Driver training begins

10

Week l9

Driver training completed

Week 20

Eleven additional vehicles begin service, total of forty-four in service

Additional driver candidates identified

Week 21

Driver training begins

Week 22

Driver training completed

Week 23

Eleven additional vehicles begin service, total of fifty-five in service

Additional driver candidates identified

Mobilization complete

11

ACCESS-A-RIDE TRANSPORTATION SERVICE

Item
6

Lunch Periods

Vehicle operators will be provided with a scheduled lunch break of thirty minutes.

12

NEW YORK CITY TRANSIT AUTHORITY

DIVISION OF MATERIEL

ATTACHMENT No. 3

VEHICLE LEASE AGREEMENT

VEHICLE
LEASE AGREEMENT

This Vehicle Lease Agreement (hereinafter “Agreement”) made and entered into between Transit Facility Management Corporation, with offices at 165-47th Avenue, Jamaica, NY 11434, (hereinafter, “Contractor”) and the New York City Transit Authority (“the Authority”), having its principal offices at 370 Jay Street, Brooklyn, NY 11201.

WHEREAS the Authority is a public benefit corporation organized and existing under the laws of the State of New York for the purpose of operating a public transit system within the City of New York; and,

WHEREAS pursuant to a separate contract (Contract No. 00D7815H) between the Contractor and the Authority (hereinafter referred to as “the Access-A-Ride Paratransit Services Contract”) and hereby made a part hereof by specific reference, the Contractor provides public paratransit service on behalf of the Authority; and,

WHEREAS the Authority desires to lease the vehicles and appurtenant equipment described in Exhibit A (attached hereto and incorporated herein and hereinafter referred to as “Vehicles”) to the Contractor in accordance with the terms and conditions contained herein and in furtherance of the Access-A-Ride Paratransit Services Contract, and the Contractor represents that it is willing and able to lease such Vehicles upon said terms and conditions;

NOW THEREFORE in consideration of the mutual promises and covenants hereinafter set forth and based on the foregoing recitals, which form a part of this Agreement, the Authority and the Contractor hereby agree as follows:

1.     LEASE OF VEHICLES BY THE AUTHORITY TO CONTRACTOR

Subject to the terms, covenants, representations, warranties, obligations and conditions contained in this Agreement and the Access-A-Ride Paratransit Services Contract, the Authority hereby leases to the Contractor and the Contractor hereby leases from the Authority the Vehicles described in Exhibit A. Such Vehicles shall be deemed subject to this Agreement and the Access-A-Ride Paratransit Services Contract upon their delivery to the Contractor. If at any time during the term of this Agreement the Authority delivers additional Vehicles to the Contractor, those additional Vehicles shall be deemed leased to the Contractor subject to this Agreement. Upon their delivery to the Contractor, Exhibit A shall be amended to include such additional Vehicles without any formal amendment hereto.

2.     CONSIDERATION

The consideration for this lease shall be the payment by the Contractor to the Authority of One Dollar ($1.00) per vehicle, the receipt and adequacy of which is hereby acknowledged. In exchange, the Contractor agrees to maintain and operate the Vehicles in accordance with the terms of this Agreement and the Access-A-Ride Paratransit Services Contract.

3.     CONTRACT TERM

This Agreement shall commence upon execution and terminate, without additional notice, contemporaneously with the termination of the Access-A-Ride Paratransit Services Contract, including all extensions and renewals thereof, unless earlier terminated in accordance with the provisions of this Agreement.

4.     TITLE AND REGISTRATION

The Authority shall retain title to the Vehicles during the entire term of the lease. The Vehicles shall be registered in the name of the Contractor. Failure to fully comply with New York State registration requirements shall be deemed a material breach of this Agreement.

5.     WARRANTIES AND DISCLAIMERS

(a)   A copy of the manufacturer’s warranty on the vehicles is annexed hereto and incorporated herein as Exhibit B. The Contractor shall take all steps necessary to insure maximum benefits under the warranty, including but not limited to, filling out all warranty claims fully and in a timely manner, returning all defective parts to the manufacturer with appropriate tagging and maintaining records of warranty work performed.

(b)   The Contractor shall report to the Authority and the manufacturer, in writing, each and every warranty defect in the Vehicles.

(c)   The Authority makes no warranties, express or implied, including any warranty of merchantability and/or fitness for use, and assumes no responsibility for the condition of the Vehicles or any part thereof.

6.     MAINTENANCE

The Contractor shall maintain the Vehicles in accordance with the requirements of the manufacturer’s manual and the New York State Department of Transportation. The Contractor shall maintain the vehicles in “Service Ready” condition at all times. Service Ready shall mean the Vehicle is clean, mechanically safe and reliable, and that all accessories are operable. The Contractor shall perform, maintain or repair the Vehicles in accordance with the requirements of the Access-A-Ride Paratransit Services Contract.

7.     CHARGES AND FEES

The Contractor shall be responsible for the payment of any charges, fees, inspection and license fees or other costs imposed on or related to the Vehicles or the operation thereof.

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8.     USE DURING SERVICE DISRUPTION

In the event of a service disruption caused by the Contractor, including but not limited to labor disputes, the Authority shall have the right to use the Vehicles during such disruption to provide public paratransit services.

9.     DEFAULT

In the event of a material breach or default by the Contractor of this Agreement, including but not limited to express causes set forth in this Agreement or in the Access-A-Ride Paratransit Services Agreement, as well as a failure to maintain and operate the Vehicles in accordance with the requirements of any applicable warranty, the Authority may elect to terminate the Agreement on 48 hours written notice.

10.  RIGHT OF REASSIGNMENT

The Authority shall have the right to reassign one or more of the Vehicles to another service provider upon prior written notice to the Contractor. Exhibit A shall be amended to delete any Vehicle that is reassigned without any other formal amendment hereto.

11.  TERMINATION FOR CONVENIENCE

In addition to cancellation or termination as otherwise provided in this Agreement, the Authority may at any time in its sole discretion with or without cause, terminate this Agreement for its convenience by prior written notice to the Contractor.

12.  RETURN OF VEHICLES TO AUTHORITY

Upon termination or expiration of this Agreement, the Contractor shall promptly return the Vehicles to the Authority at the location to be designated in writing by the Authority. The Vehicles shall be in good, safe and operable condition excepting normal wear and tear, and shall be free and clear of all liens and encumbrances. If the Contractor refuses or fails to return the Vehicles, the Authority shall be entitled to repossess the Vehicles without notice, demand, or court order wherever the Vehicles may be located or stored. If the Contractor returns any Vehicles in poor condition the Authority shall be entitled to perform any necessary repairs. The Contractor shall be liable for and shall promptly reimburse the Authority for any costs, expenses and attorneys’ fees incurred by the Authority in regaining possession of the Vehicles or for any necessary repairs thereto. The Authority upon regaining possession of the Vehicles shall have the right to relet, sell, scrap, retain or use them in any manner or fashion it deems to be in the best interests of the Authority.

13.  PROHIBITION ON TRANSFER

The Contractor shall not sublease or otherwise transfer or assign any Vehicle, or the use thereof, without the prior written approval of the Authority.

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14.          EXCLUSIVE USE OF EQUIPMENT

The Contractor hereby warrants that during the term of this Agreement, the Vehicles will be used solely for the purposes of fulfilling its obligations to the Authority pursuant to and in accordance with the terms of the Access-A-Ride Paratransit Services Agreement. Any unauthorized use of the Vehicles shall be considered a material breach of this Lease Agreement and the Access-A-Ride Paratransit Services Agreement.

15.          TRAINING

Contractor shall upon notice from the Authority require its personnel to attend training conducted by the manufacturer of the Vehicles.

16.          NOTICES

All notices under the terms of this Agreement shall be in writing signed by a duly authorized representative of the party giving such Notice, and may be sent by U.S. Mail, by fax followed by U.S. Mail or may be personally delivered as follows:

If to the Authority:

Michael Cosgrove, Project Manager

Paratransit Division

New York City Transit Authority

2 Broadway

New York, New York 10004

(646) 252-5041

(646) 252-5019 (Fax)

If to the Contractor:

Mr. Stan Brettschneider, Vice-President

Transit Facility Management Corporation

165-25 147th Avenue

Jamaica, New York 11234

(718) 995-4700

(718) 995-4712 (Fax)

17.          PAYMENTS FOR VEHICLE DAMAGE

If a Vehicle is damaged or stolen, the Authority shall be entitled to all insurance proceeds therefor and all monies resulting from any settlement or judgment related thereto.

4

ACKNOWLEDGMENT FOR THE NEW YORK CITY TRANSIT AUTHORITY

STATE OF NEW YORK	)
)ss.:
COUNTY OF KINGS	)

On this                  day of                             2001, before me personally appeared                                                             , to me known, who, being by me first duly sworn, did depose and say: That he is the                                            of the New York City Transit Authority, the public benefit corporation described in and which executed the foregoing instrument and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of the New York City Transit Authority for the use and purposes therein mentioned.

NOTARY PUBLIC

5

ACKNOWLEDGMENT FOR CONTRACTOR

STATE OF	)
)ss.:
COUNTY OF	)

On this                day of                                   , 2001, before me personally                                                                , appeared                                                                , to me known, who being by me first duly sworn, did depose and say: That he resides at                                                                                                                 in the City of                                          , in the County of                                                    , in the State of                        ; that he is                                               of

                                                          , the corporation described in and which executed the foregoing Agreement; that he knows the corporate seal of said corporation; that one of the seals affixed to said Agreement is such corporate seal, that it was affixed thereto by order of the Board of Directors of said corporation, and that he signed his(her) name thereto by like authority.

NOTARY PUBLIC

6

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

MOBILIZATION COSTS

ZONE: Brooklyn and/or Queens	Proposed Number of Revenue Vehicles: 55

Line #	Item	Number of Positions	# of Hours	Unit of Measure	Unit Price	$ Extension
	Personnel Costs:
	Salaried
1	Project manager	1	560	per year	$85,000	$22,885
2	Operations manager	1	560	per year	$82,500	$22,212
3	Maintenance manager	1	560	per year	$82,500	$22,212
4	Assistant operations manager	2	560	per year	$40,000	$16,923
5	Safety and training manager	1	560	per year	$50,000	$13,462

	Hourly
6	Data entry clerk		640	per hour	$12.50	$8,000
7	Dispatcher		4200	per hour	$15.00	$63,000
8
9
10
11
			Subtotal Personnel Costs, w/o Benefits (Sum of 1-11, Above)			$168,692	A
			Benefits % 28 (A Times Benefits Percentage)			$47,234	B
			Other Overhead % 6.2 (A Times Overhead Percentage)			$10,459	C
			Personnel Costs (A+B+C)			$226,385	D

Line #	Item	Quantity	Unit of Measure	Unit Price	$ Extension
	Facility Costs:
12	Above-ground fuel system	1	each	$45,000	$45,000
13	Automatic power transfer switch	1	each	$10,000	$10,000
14	Fax system	1	each	$495	$495
15	Telephone system	1	each	$7,500	$7,500
16	Desks and chairs	5	each	$433	$2,165
17	File cabinets	10	each	$270	$2,700
18	Computer: Compaq Deskpro EP	2	each	$1,627	$3,254
19	Printer: HP LaserJet 8100	1	each	$2,579	$2,579
20	Internal print server: HP JetDirect 600N	1	each	$325	$325
21	Printer: Epson DFX-8500	2	each	$2,400	$4,800
22	Ethernet print server: Epson 10/100...	2	each	$300	$600
23	Dual speed hub: 3Com Superstack II	1	each	$620	$620
24	Computer: Micron ClientPro CN	3	each	$2,195	$6,585
25	Printer: HP LaserJet 2100	1	each	$1,038	$1,038
26	Shielded CAT 5 Cable, 1000-ft	2	each	$194	$388
27	CAT 5e patch panel, 24 port	1	each	$136	$136
28	Hinged wall mount	1	each	$50	$50
29	Computer supplies (jacks, faceplates, etc)	1	each	$500	$500
30	Nextel units and activation	83	each	$60	$4,980
31	Uniform allowance	123	per vehicle operator	$200	$24,600
		Subtotal Facility Costs (Sum of 12-31, Above)			$118,315	E

		Quantity	Measure	Unit Price	$ Extension
	Other Required Costs:
32	Initial vehicle operator training	123	per vehicle operator	$1,040	$127,920
33	Drug and alcohol testing	143	per safety-sensitive empl	$120	$17,160
34
		Subtotal Other Required Costs (Sum of 32-34, Above)			$145,080	F

		Total Mobilization Costs (D+E+F)			$489,780	G

NOTES:

Line items left blank are for Proposers to specify items and costs.

FINAL FINAL 3-Aug-01

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

MOBILIZATION COSTS

ZONE: Brooklyn and/or Queens	Proposed Number of Revenue Vehicles: 55

Line #	Item	Number of Positions	# of Hours	Unit of Measure	Unit Price	$ Extension
	Personnel Costs:
	Salaried
1	Project manager	1	560	per year	$85,000	$22,885
2	Operations manager	1	560	per year	$82,500	$22,212
3	Maintenance manager	1	560	per year	$82,500	$22,212
4	Assistant operations manager	2	560	per year	$40,000	$16,923
5	Safety and training manager	1	560	per year	$50,000	$13,462

	Hourly
6	Data entry clerk		640	per hour	$12.50	$8,000
7	Dispatcher		4200	per hour	$15.00	$63,000
8
9
10
11
			Subtotal Personnel Costs, w/o Benefits (Sum of 1-11, Above)			$168,692	A
			Benefits % 28 (A Times Benefits Percentage)			$47,234	B
			Other Overhead % 6.2 (A Times Overhead Percentage)			$10,459	C
			Personnel Costs (A+B+C)			$226,385	D

Line #	Item	Quantity	Unit of Measure	Unit Price	$ Extension
	Facility Costs:
12	Above-ground fuel system	1	each	$45,000	$45,000
13	Automatic power transfer switch	1	each	$10,000	$10,000
14	Fax system	1	each	$495	$495
15	Telephone system	1	each	$7,500	$7,500
16	Desks and chairs	5	each	$433	$2,165
17	File cabinets	10	each	$270	$2,700
18	Computer: Compaq Deskpro EP	2	each	$1,627	$3,254
19	Printer: HP LaserJet 8100	1	each	$2,579	$2,579
20	Internal print server: HP JetDirect 600N	1	each	$325	$325
21	Printer: Epson DFX-8500	2	each	$2,400	$4,800
22	Ethernet print server: Epson 10/100...	2	each	$300	$600
23	Dual speed hub: 3Com Superstack II	1	each	$620	$620
24	Computer: Micron ClientPro CN	3	each	$2,195	$6,585
25	Printer: HP LaserJet 2100	1	each	$1,038	$1,038
26	Shielded CAT 5 Cable, 1000-ft	2	each	$194	$388
27	CAT 5e patch panel, 24 port	1	each	$136	$136
28	Hinged wall mount	1	each	$50	$50
29	Computer supplies (jacks, faceplates, etc)	1	each	$500	$500
30	Nextel units and activation	83	each	$60	$4,980
31	Uniform allowance	123	per vehicle operator	$200	$24,600
		Subtotal Facility Costs (Sum of 12-31, Above)			$118,315	E

		Quantity	Measure	Unit Price	$ Extension
	Other Required Costs:
32	Initial vehicle operator training	123	per vehicle operator	$1,040	$127,920
33	Drug and alcohol testing	143	per safety-sensitive empl	$120	$17,160
34
		Subtotal Other Required Costs (Sum of 32-34, Above)			$145,080	F

		Total Mobilization Costs (D+E+F)			$489,780	G

NOTES:

Line items left blank are for Proposers to specify items and costs.

Contract No. 00D7815H

Access-A-Ride Paratransit Transportation Service

Price Schedule

Contractor: Transit Facility Management Corp.

Proposed No. of Revenue Vehicles:	55

Max. # of Revenue Vehicles based on Facility Capacity for Service Expansion:	154

MOBILIZATION COSTS

1	Non-Vehicle Mobilization Costs:	NOT TO EXCEED:	$ 190,546	A

Non-Vehicle Mobilization Costs are one-time start-up costs and other costs incurred during the mobilization, management, facility rent, utilities, security, office furniture, office furniture, office equipment, computers, employment advertising, business insurance, and other such costs.

2	Vehicle Mobilization Costs:		$ 299,234	B

Vehicle Mobilization Costs are those directly associated with the preparations necessary to place a vehicle into revenue service. These include employee training (dispatchers, road supervisor, drivers, etc.), pre-employment drug and alcohol testing, initial radios, initial uniforms, vehicle registration and DOT inspection, and other such costs.

	Total Estimated Mobilization Costs (A + B):		$ 489,780	C

	Per-Vehicle Mobilization Costs (B divided by Proposed Number Vehicles):		$ 5,441	D

1

FIXED COSTS (YEAR 1)

3	Annual Non-Vehicle Fixed Costs:		$ 789,222	E

Non-Vehicle Fixed Costs are on-going costs during operations period for administrative, management, security, facility rent, utilities, office furniture, office equipment, computers, employment advertising, business insurance, and other non-vehicle recurring fixed costs.

4	Annual Vehicle Fixed Costs:		$ 721,870	F

Vehicle Fixed Costs are those directly associated with operating a vehicle in revenue service. These include retraining (dispatchers, road supervisors, drivers), employee replacement due to attrition, on-going and random drug and alcohol testing, maintenance and replacement of radios, replacement uniforms, any on-going vehicle registration and DOT inspection, and any other such costs.

	Total Estimated Annual Fixed Costs (E +F):		$ 1,511,092	G

	Per-Vehicle Fixed Costs (F divided by Proposed Number of Vehicles):	Vehicles 1 to 55	$ 13,125	H
		Vehicles 56 to l54	$ 14,325

2

MAINTENANCE COSTS (YEAR 1)

Revenue Small Van Maintenance

		“AGE” A	“AGE” B	“AGE” C
		Cost	Cost	Cost

5a	Cost Per Small Van Per Year:	$ 9,036.00	$ 10,593.00	$ 11,239.00

Revenue Large Van Maintenance

		“AGE” A	“AGE” B	“AGE” C
		Cost	Cost	Cost

5b	Cost Per Large Van Per Year:	$ 10,192.00	$ 12,011.00	$ 12,657.00

Revenue Sedan Maintenance

		“AGE” A	“AGE” B	“AGE” C
		Cost	Cost	Cost

5c	Cost Per Sedan Per Year:	$ 5,242.00	$ 6,046.00	$ 6,385.00

NOTE: NYC Transit will make payment based on the actual number, type and age of vehicles allocated.

6	“Light Maintenance Requirements” plus cleaning ONLY Price (per Vehicle Service Hour):	$ 3,374

	Total Estimated Maintenance Costs:		$ 580,106	I

3

NOTES:

1.           Maintenance costs in a, b and c include all maintenance and cleaning costs, including all “Light Maintenance Requirements”, as required by Section 7 of the Scope of Work.

2.           “Age” A means a vehicle that is less than twelve months old AND has less than 30,000 miles on the odometer.

3.           “Age” B means a vehicle that is between 12 and 36 months old with less than 90,000 miles on the odometer, OR is less than 12 months old but has between 30,000 and 90,000 miles on the odometer, OR is a NYC Transit rehabilitated vehicle.

4.           “Age” C means a vehicle that is either more than 36 months old OR has more than 90,000 miles on the odometer.

5.           “Age” is determined by the date a newly-purchased or newly-rehabilitated vehicle is placed into Revenue Service.

6.           A NYC Transit rehabilitated vehicle has new seating, wiring, brakes, transmission, air conditioning and suspension, and has passed NYS Department of Transportation inspection.

4

VARIABLE COSTS (YEAR 1)

		QTY.		Unit $
7	Vehicle Service Hour (VSH)	l53,558	Hours @	$ 21.494	$ 3,300,576	J
Vehicle Service Hours costs include vehicle operators’and road supervisors’ salaries, benefits, overheads and profit.

		QTY.		Unit $
8	Fuel (Rounded to the third decimal place) (VSH X 1.5)	230,337	$/Gallon @	$ l.665	$ 383,511	K
	The fuel price will be adjusted per Article 108 of the Specific Contract Provisions.

	Total Estimated Variable Costs (J + K):				$ 3,684,087	L

		Proposed Vehicle Service Hours:			153,558	M

		Variable Cost Per Vehicle Service Hour (L/M):			23.99	N

5

PASS-THROUGH COSTS (YEAR 1)

		QTY.		Unit $/Vehicle
9	Revenue Vehicle Insurance	55	EA @	$ 12,000.00	NOT TO EXCEED	$ 660,000

10	Vehicle Leases					$ 0

11	Tolls					$ 197,744

	Total Estimated Pass-Through Costs (9 + 10 + 11)					$ 857,744	O

	Total Estimated Mobilization Cost & Year 1 Costs (C + G + I + L + O)					$ 7,122,809	P

6

NEW YORK CITY TRANSIT AUTHORITY

DIVISION OF MATERIEL

ATTACHMENT No. 4

SCEHDULE A

INSURANCE REQUIREMENTS

INSURANCE AND BONDING REQUIREMENTS

NEW YORK CITY TRANSIT AUTHORITY

Materiel Division

Contract No.:        00D7815H

Description           Access-A-Ride Paratransit Transportation Service

A.                                    The Contractor shall provide insurance and bonds in the following types and amounts:

1.

INSURANCE	AMOUNTS
Commercial General Liability:	$1,000,000.00
Motor Vehicle:	$3,000,000.00
Other: Workers Compensation	NYS Statutory
Other: Collision/Fire/Theft/Vandalism

2.

BONDS	AMOUNTS
Bid (Bid Security):	None Required
Performance:	None Required
Payment:	None Required

B.                                    INSURANCE REQUIREMENTS — The Contractor shall procure, at its sole cost and expense, and shall maintain in force at all times during the term of this Contract, policies of insurance as herein below set forth, written by companies approved by the Authority and shall deliver to the Authority evidence of such policies. These policies must: (i) be written in accordance with the requirements of subparagraphs 1-4 below, as applicable; (ii) be endorsed in form acceptable to the Authority to include a provision that the policy will not be cancelled, materially changed, or not renewed without at lease thirty (30) days prior written notice to the Authority, attention: Standards Enforcement & Claims Analyst - Risk & Insurance Management, MTA, 130 Livingston Street, Brooklyn, New York 11201, by Certified Mail, return receipt requested; and (iii) state or be endorsed to provide that the coverage afforded under the policies shall apply on a primary and not on an excess or contributing basis with any policies which may be available to the Authority. Policies written on a “claims-made” basis are not acceptable. At least two (2) weeks prior to the expiration of the policies evidence of renewal or replacement policies of insurance, with terms and limits no less favorable as the expiring policies, shall be delivered to the Authority. Deductibles or self-insured retentions above $25,000 will require approval from the Authority.

1

1.             A Commercial General Liability insurance policy (I.S.O. Form CG 00 01 11 96 or equivalent approved by the Authority) in the Contractor’s name with the New York City Transit Authority (NYCTA), the Manhattan and Bronx Surface Transit Operating Authority (MaBSTOA), the Staten Island Rapid Transit Operating Authority (SIRTOA), the Metropolitan Transportation Authority (MTA) including its subsidiaries and affiliates, and the City of New York (City) named as Additional Insureds (I.S.O. Form CG 20 10 or equivalent approved by the Authority) with limits of liability in the amounts set forth in Paragraph A above, each occurrence, on a combined single limit basis for injuries to persons (including death) and damage to property.

Such policies shall include contractual coverage for liability assumed by the Contractor (including construction work within proximity to the Railroad tracks and property, if applicable), shall include “XCU” coverage (Explosion, Collapse, and Underground Hazards), Products-Completed Operations Coverage, Independent Contractors Coverage, and shall not contain any exclusion unacceptable to the Authority.

Comprehensive

2.             Automobile and Truck Liability Insurance Policy in the Contractor’s name with the New York City Transit Authority (NYCTA), the Manhattan and Bronx Surface Transit Operating Authority (MaBSTOA), the Staten Island Rapid Transit Operating Authority (SIRTOA), the Metropolitan Transportation Authority (MTA) including its subsidiaries and affiliates, and the City of New York (City) named as Additional Insureds (I.S.O. Form CG 20 10 11 85 or equivalent approved by the Authority) with limits of liability in the amount set forth in Paragraph A above, each occurrence, on a combined single limit basis for claims for bodily injuries (including death) to persons and for damage to property arising out of the ownership, maintenance or use of any owned, hired or non-owned motor vehicle. Garage Keepers Legal Liability shall be added to the Automobile and Truck Liability Insurance Policy when the Contractor is involved in towing, repairing, or garaging the Authority’s vehicles.

3.             Worker’s Compensation Insurance (including Employer’s Liability Insurance) meeting the statutory limits of New York State.

4.             Any additional insurance policies necessary to obtain required permits or otherwise comply with applicable law, ordinances or regulations regarding the performance of the Work.

C.            Certificates of Insurance may be supplied as evidence of such aforementioned policies; however, if requested by the Authority, the Contractor shall deliver to the Authority within forty-five (45) days of the request a copy of such policies, certified by the insurance carrier as being true and complete. If a Certificate of Insurance is submitted it must: (1.) indicate the I.S.O. Form used by the carrier; (2.) be signed by an authorized representative of the insurance carrier or producer; (3.) disclose any deductible, self-insured retention, aggregate limit or any exclusions to the policy that materially change the coverage; (4.) indicate that the Authority is an Additional Insured on all policies (except Worker’s Compensation); (5.) reference the Contract by number on the face of the certificate; and (6.) expressly reference the inclusion of all required endorsements.

2

D.            If, at any time during the period of this Contract, insurance as required is not in effect, or proof thereof is not provided to the Authority, the Authority shall have the options to: (i) direct the Contractor to suspend work with no additional cost or extension of time due on account thereof; (ii) obtain the required insurance at Contractor’s expense providing the Authority with coverage immediately; or (iii) treat such failure as an event of default.

E.             The Contractor shall immediately file with the Authority’s Tort Division (with a copy to the Project Manager), 130 Livingston Street, Brooklyn, New York 11201, a notice of any occurrence likely to result in a claim against the Authority, and shall also file with the Torts Division detailed sworn proof of interest and loss within sixty (60) days from the date of loss.

F.             BONDING REQUIREMENTS - If required by Paragraph A above, the Contractor shall furnish a performance bond in the amount set forth, as security for the faithful performance of the Contract. If required by Paragraph A above, the Contractor shall also furnish a payment bond for labor and material in the amount set forth, as security for the payment of all persons performing labor or furnishing material in connection with this Contract. The bonds shall be furnished in the number required by the Authority and executed by the Contractor and by a surety or sureties approved by the Authority and shall be effective from the Notice of Award to the date when the Contractor has completed all of its performance obligations under this Contract. The execution of the bonds must be duly proved before delivery of bonds in the form essential to entitle a deed to be recorded in the State of New York, and-full affidavits of justification of the sureties must be added. The form for the bonds is attached to this Schedule.

G.            In case a surety shall become insolvent or unable in the opinion of the Authority to pay promptly the amount of his potential liability under either of the aforementioned bonds, the Contractor, within ten (10) days after notice by the Authority, shall substitute other and sufficient surety or sureties. If the Contractor shall fail to substitute other and sufficient surety or sureties, the Contractor shall, if the Authority so elects, be deemed to be in default

H.            In addition to any and all other remedies, the Authority may deduct from any monies then due or which thereafter may come due to the Contractor under this Contract the amount for which the surety shall be held and bound upon the said bond. The monies so deducted may be held by the Authority as collateral security for the performance of the conditions of the bonds and such monies shall in such case be deemed to have been paid to the Contractor upon this Contract.

3

ACORD CERTIFICATE OF LIABILITY INSURANCE			DATE (MM/DD/YY) 07/05/2001
	PRODUCER (201)441–3552	FAX (201)342-7986	THIS CERTIFICATE IS ISSUED AS A MATTER OF
	[ILLEGIBLE] & Associates, L.L.C.		INFORMATION ONLY AND CONFERS NO RIGHTS
	401 Hackensack Ave.		UPON THE CERTIFICATE HOLDER. THIS
	Hackensack, NJ 07601		CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER
THE COVERAGE AFFORDED BY THE POLICIES
BELOW.

INSURED	Transit Facility Management Corp.		INSURERS AFFORDING COVERAGE
165–25 147th Avenue
	Jamaica, NY 11434		INSURER A: American Alternative Ins. Co.
INSURER B:
INSURER C:
INSURER D:
INSURER E:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
A	GENERAL LIABILITY	*51A2CP000000101	01/01/2001	01/01/2002	EACH OCCURRENCE	$1,000,000
☒ COMMERCIAL GENERAL LIABILITY	FIRE DAMAGE (Any one fire)	$50,000
☐ ☐ CLAIMS MADE ☒ OCCUR	MED EXP (Any one person)	$5,000
☐ CG00010196	PERSONAL & ADV INJURY	$1,000,000
☐ GENT. AGGREGATE LIMIT APPLIES PER	GENERAL AGGREGATE	$2,000,000
PRODUCTS-COMP/OP AGG	$1,000,000
☒ POLICY	☐	PRO. SECT	☐ LOC

A	AUTOMOBILE LIABILITY	*51A2CP000000101	01/01/2001	01/01/2002	COMBINED SINGLE LIMIT [Ea accident]	$1,000,000
☒ ANY AUTO
☐ ALL OWNED AUTOS	BODILY INJURY	$
☐ SCHEDULED AUTOS	(Per person)
☐ MIXED AUTOS
☐ NON-OWNED AUTOS	BODILY INJURY	$
☐	(Per accident)
☐
PROPERTY DAMAGE (per accident)	$

GARAGE LIABILITY	AUTO ONLY-EA ACCIDENT	$
☐ ANY AUTO ☐	OTHER THAN AUTO ONLY:	EA ACC AGG	$ $

A	EXCESS LIABILITY	*01A2UM000045500	01/01/2001	01/01/2002	EACH OCCURRENCE	$14,000,000
☒ OCCUR	☐ CLAIMS MADE	AGGREGATE	$14,000,000
$
☐ DEDUCTIBLE	$
☐ RETENTION	$

A	WORKER’S COMPENSATION AND EMPLOYERS’ LIABILITY	51AZWC000000203	01/01/2001	01/01/2002	PRO STATUTORY LIMITS	OTHER
EL EACH ACCIDENT	$500,000
EL DISEASE - EA EMPLOYEE	$500,000
EL DISEASE - POLICY LIMIT	$500,000

A	OTHER GARAGE KEEPERS LEGAL LIABILITY	51AZCP000000101	01/01/2001	01/01/2002	$4,000,000

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

CONTRACT NO. 0007815. “THE NYCTA, THE MABSTOA, SIRTOA, THE MTA INCLUDING ITS SUBSIDIARIES AND AFFILIATES, AND THE CITY OF NEW YORK ARE INCLUDED AS ADDITIONAL INSUREDS, BUT ONLY AS RESPECTS THE OPERATIONS OF THE NAMED INSURED.

CERTIFICATE HOLDER	ADDITIONAL INSURED; INSURER LETTER	CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER THE LEFT, BUT FAILURE TO MAIL NAMED TO SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES

NEW YORK CITY TRANSIT AUTHORITY RISK & INSURANCE MANAGEMENT ATTN: JAQUIKA NORRIS 2 BROADWAY – 23RD FLOOR NEW YORK, NY 10004

AUTHORIZED REPRESENTATIVE
/S/ [ILLEGIBLE]

©ACORD CORPORATION 1988
ACORD 25-S (7/97)

NEW YORK CITY TRANSIT AUTHORITY

DIVISION OF MATERIEL

ATTACHMENT No. 5

Schedule G

RIDER TO CONTRACT DOCUMENTS

NEW YORK CITY TRANSIT AUTHORITY	RIDER TO CONTRACT DOCUMENTS
Division of Materiel

Schedule G

CONTRACT No. 00D7815H

The following changes, deletions and/or additions to the Contract Documents are hereby deemed included in the Contract by the attachment of this Rider:

1.             GENERAL CONTRACT PROVISIONS - Article 211

The Disputes Resolution Officer (DRO) assigned for the purposes of this Contract is the Labor & Employee Relations Officer, Department of Buses.

2.             ATTACHMENT NO. 4 – SCHEDULE A, INSURANCE AND BONDING REQUIREMENTS

On page 1 of 3, Paragraph A.l in “Other” insert “Collision, Fire, Theft and Vandalism” the amount shall be the “Replacement Value of the Vehicle.”

On page 2 of 3, Paragraph B.2 insert the word “Comprehensive” to the beginning of the first sentence.

On page 2 of 3, Paragraph B.2 insert the following sentence to the end of the paragraph, “Coverage shall include collision, fire, theft and vandalism.”

CONTRACT NUMBER 00D7815

ATTACHMENT 6

RESPONSIBILITY QUESTIONAIRE

(SCHEDULE J)

CONTRACT NUMBER 00D7815

ATTACHMENT 7

OPPORTUNITIES FOR MINORITY AND WOMEN OWNED

BUSINESS ENTERPRISES

(SCHEDULE K)

NEW YORK CITY TRANSIT AUTHORITY	OPPORTUNITIES FOR MBE/WBEs
Division of Materiel

ARTICLE 1           APPLICABILITY

This Schedule is applicable to contracts in excess of $25,000 for labor, services, supplies, equipment, material or any combination of the foregoing; or for any contract in excess of $100,000 for the acquisition, construction, demolition, replacement, major repair or renovation of real property and improvement thereon when MBE/WBE goals have been established by the Authority for the Contract.

ARTICLE 2           POLICY

It is the policy of the Authority that Minority and Women-Owned Business Enterprises (MBE/WBEs) shall have the maximum opportunity to participate in the performance of this Contract.

ARTICLE 3           GOALS

The respective goal(s) specified for the utilization of minority and women-owned business enterprises expressed as a percentage of the amount of the total contract price that is attributable to work performed in New York State, including change orders issued pursuant to the change provisions of this Contract are:

2% for MBE

and

1% for WBE

These goal percentages are subject to the requirements of the State MBE/WBE Law, the Regulations and the provisions of this Contract.

ARTICLE 4       OBJECTIONS TO GOALS: DISPROPORTIONATE ADVERSE IMPACT OR INADEQUATE COMPETITION

Although not required by the State MBE(WBE Law or the Regulations, the Authority allows a prospective Contractor or Subcontractor to object to either or both of the above specified goals pursuant to the following procedure. This procedure is separate and distinct from the procedures which are described in Article 7 and Article 11 below) in the State MBE/WBE Law and the Regulations pursuant to which a firm may request that a goal be waived, or file a complaint.

(1)           Grounds for Objection:

Any potential Contractor or Subcontractor may object to a goal on the basis that it will result in inadequate competition for a subcontract or for a group of subcontracts or on the basis that the goal will have a disproportionate adverse impact on a non-MBE/WBE company.

1

(2)           Submission of Objection:

An objection shall be made in writing and shall be explained in detail. It must be received by the Procurement Representative at least ten (10) Authority business days prior to the date specified as the deadline for submission of bids.

(3)           Authority’s Determination of an Objection:

The objection will be evaluated and a final determination made on behalf of the Authority. Such determination is not subject to the administrative remedies set forth in the State MBE/WBE Law and the Regulations. While the objection is pending the firm filing the objection must assume that the submission deadline for a bid is unchanged and that the Bidder must comply with the contract MSE/WBE requirements identified in this Schedule. However, the Authority may, in its sole discretion, change the submission deadline.

ARTICLE 5           STATE DIRECTORY

As part of the State MBE/WBE Law, the Empire State Development Corporation, Division of Minority and Women’s Business Development (NYS DMWBD) is empowered and requires its director (the “Director”), among other things, to promulgate a directory (the “State Directory”) of minority and women-owned business enterprises certified pursuant to the Regulations (“certified businesses”). Bidders may access the Directory on-line at www.empire.state.ny.us. Bidders who have a question concerning the Directory or wish to purchase a copy should contact:

Empire State Development

Division of Minority &Women Business Development

1 Commerce Plaza

Albany, NY 12245

(518) 473-0552

NOTE: Under the State MBE/WBE Law and Regulations, Bidders can only use MBEs and WBEs listed in the State Directory. For the purpose of the federal government’s Disadvantaged Business Enterprise (DBE) Program, the Authority has certified certain minority and women-owned business enterprises as DBEs. A firm certified by the Authority as a DBE for the federal DBE program which is not listed in the State Directory may not be used to satisfy MBE/WBE goals established for this Contract. YOU MUST REFER TO THE STATE DIRECTORY.

ARTICLE 6           MBE/WBE UTILIZATION PLAN

(1)           Bidders have been furnished with forms relating to their MBE/WBE Utilization Plan which is required to be submitted in accordance with this subparagraph. The form to be submitted is the “Proposer/Bidder MBE/WBE Utilization Plan Form” (Form 15A.1). Additional forms may be obtained from the Authority’s Division of Business Programs, 10th Floor, 130 Livingston Street, Brooklyn, NY 11201.

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(2)           The apparent low Bidder is required to submit the completed forms within seven (7) calendar days after it receives verbal notification of apparent low bidder status. All other bidders must submit their completed forms within seven (7) calendar days of verbal request for same. The Procurement Representative will confirm in writing a verbal notification. However, the time for responding is based upon the date the verbal notification was given. If a MBE/WBE Utilization Plan, as submitted, does not demonstrate that the Bidder will meet the goals set by the Authority for the Contract, the Bidder, at the same time as it submits its MBE/WBE Utilizaition Plan must submit a request for a waiver pursuant to Article 7 below.

(3)           The Authority, in its sole discretion, may extend the deadline for submission of a Utilization Plan for a reasonable time. A request for an extension must be submitted to the Procurement Representative, in writing.

(4)           All submissions must be delivered to the Division of Materiel to the attention of the Procurement Representative.

(5)           Contractor representation: The listing of an MBE/WBE by a Bidder in its MBE/WBE Utilization Plan, particularly on the Proposer/Bidder MBE/WBE Utilization Plan Form (Form 15A.1), shall constitute:

i)              a representation by the Bidder to the Authority in regard to the MBE/WBE firm that: (a) it intends to use the firm for the Work specified in the MBE/WBE Utilization Plan; (b) on the basis of information known to it and after reasonable inquiry, it believes such MBE/WBE firm to be technically and financially qualified to perform the Work specified and that the firm is available to perform the Work; and (c) the firm identified is currently certified as either a MBE or WBE by the Empire State Development Corporation, Division of Minority & Women Business Development;

ii)             a commitment by the Bidder that, if it is awarded the Contract, it will enter into a subcontract with such MBE/WBE (or an approved substitute) in accordance with the MBE/WBE Utilization Plan;

iii)            a commitment by the Bidder that it will not substitute an MBE/WBE firm listed in its MBE/WBE Utilization Plan Form, unless the Authority gives its prior written approval in accordance with subparagraph (6) below;

iv)           if Bidder is an MBE/WBE and lists itself on the Bidder MBE/WBE Utilization Plan Form, a commitment that it will perform the Work indicated with its own workforce.

(6)           Substitutions: UNDER ALL CIRCUMSTANCES, NO SUBSTITUTIONS(S) OF MBE/WBE FIRMS DESIGNATED ON THE PROPOSER/BIDDER MBE/WBE UTILIZATION PLAN FORM (FORM 15A.1) MAY BE MADE WITHOUT THE AUTHORITY’S PRIOR WRITTEN APPROVAL. A REQUEST FOR SUBSTITUTION MUST BE MADE IN WRITING AND SHALL EXPLAIN THE REASON(S) FOR SUBSTITUTION.

3

ARTICLE 7           WAIVERS

(1)           When to Request a Waiver: A Bidder Contractor must request a total or partial waiver of the goals for this Contract:

i)              if the Contract has not yet been awarded, simultaneously with the Bidder’s submission of its MBE/WBE Utilization Plan if that plan does not demonstrate that the firm will meet the goals:

ii)             if the Contract has been awarded to the firm and its MBE/WBE Utilization Plan has been approved, the earlier of the following: a) promptly after the Contractor realized that it will not meet the goals; b) prior to final payment on the Contract.

(2)           Waiver Form: A request for a waiver must be made by submitting a completed “Request for Total or Partial Waiver of MBE/WBE Goal(s) Pursuant to Proposer/Bidder MBE/WBE Utilization plan Form” (Form 15A.2) and the information specified below. Additional forms are available upon request from the Procurement Representative.

(3)           Evaluation of Requests:  The Division of Business Programs will evaluate and determine whether to grant a request for a total or partial waiver of goal requirements in accordance with the Regulations and on the basis of the information provided through Form 15A.2 and such other information as the Division of Business Programs deems relevant. The goals set by the Division of Business Programs are based on the criteria set forth in the Regulations. The central question always addressed by the Division of Business Programs when it receives a request for waiver is whether the Bidder/Contractor made good faith efforts to identify and afford subcontracting opportunities to MBEs and WBEs that were technically and financially qualified to perform the work specified, that were available to perform the work and that submitted competitive bids.

(4)           Duplication/Conflict with Federal Laws MBE/WBE – The Authority may waive the provisions of this Schedule for the Contractor or any of its Subcontractors that are in compliance with Federal laws and regulations concerning opportunities for minority and women-owned business enterprises which effectuate the purposes of this Schedule.

A Contractor and/or Subcontractor requesting a pre-award waiver should forward its written request to the Procurement Representative. A Contractor and/or Subcontractor requesting a post-award waiver should forward its written request to the Engineer or Project Manager with a copy to the Deputy Director, Division of Business Programs. Requests for a waiver should include copies of documentation supporting compliance with Federal laws such as the Small, Small Disadvantaged and Women Owned Small Business Subcontracting Plan, Standard Form 294 (Subcontracting Report for Individual Contracts) and/or Standard Form 295 (Summary Subcontract Report). Manufacturers of transit vehicles must submit a current U.S. Department of Transportation certification of compliance with the requirements of 49 CFR Part 23 for a waiver request to be considered. The Contractor and/or Subcontractor shall supply any additional information and/or documentation applicable to the request for a waiver that the Authority requests.

4

Contractors and or Subcontractors that intend to file a post-award request for a waiver will be subject to all pre-award MBE and WBE requirements set forth in the Contract documents.

ART1CLE 8          GOOD FAITH EFFORTS

The Authority may consider any criteria it determines relevant or which a Bidder/Contractor submits to document its good faith efforts, provided that the criteria set forth in the Regulations will also be considered for purposes of determining whether a Bidder/Contractor has documented good faith efforts.

ARTICLE 9           DEFICIENCIES IN BIDDER/PROPOSER MBE/WBE UTILIZATION PLAN

(1)           Within twenty (20) days of receipt of a Proposer’s/Bidder’s MBE/WBE Utilization Plan, the Authority will send a written notice to the Bidder of acceptance or deficiency of the MBE/WBE Utilization Plan. If the notice specifies that there is a deficiency, within seven (7) business days after receipt, the Bidder must deliver to the Procurement Representative a written response to the notice of deficiency. Failure to timely respond may be grounds for disqualification.

(2)           The Authority may allow:

i)              additional time to submit: or

ii)             additional submissions after the seven (7) business day period, based upon its determination that the Bidder is making a good faith attempt to submit a response or to correct the deficiencies.

ARTICLE 10        DISQUALIFICATION OF BIDDER

The Authority Will disqualify a Bidder as being non-responsible:

(1)           for failure to submit a MBE/WBE Utilization Plan;

(2)           for failure to respond to deficiencies in the MBE/WBE Utilization Plan notice in accordance with Article 9 above; or

(3)           upon a determination that the Proposer/Bidder’s MBE/WBE Utilization Plan does not indicate that the goal requirements will be met and the Bidder has not documented that it has made good faith efforts to develop a MBE/WBE Utilization Plan that’ satisfies goal requirements.

The Authority shall issue to a disqualified Bidder a notice of and statement of reasons for the Authority’s final decision. Where (2) or (3) above are the reason(s) for disqualification, the disqualified Bidder may request a hearing in accordance with the procedures outlined in Executive Law Article 15-A and the Regulations.

5

ARTICLE 11        COMPLAINTS AGAINST THE AUTHORITY BY A CONTRACTOR AFTER CONTRACT AWARD

(1)           After a Contract has been awarded, a Contractor may file a complaint with the Executive Director of the Division of Minority and Women’s Business Development asserting that the Authority unreasonably:

i)              denied in whole or part a request for waiver of a goal:

ii)             determined that the Contractor is failing or refusing to comply with a goal: or

iii)            failed to grant or deny a request for waiver within twenty (20) days of its receipt of a completed form 15A.2.

(2)           The procedure and time limits for filing and resolving such a complaint are set forth in the Regulations.

ARTICLE 12        COMPLAINTS BY THE AUTHORITY AGAINST A CONTRACTOR AFTER CONTRACT AWARD

(1)           After a Contract has been awarded, the Authority may file a complaint with the Director asserting-that:

i)              a Contractor’s MBE/WBE Utilization Plan or response to a notice of deficiency is deficient;

ii)             a Contractor is unreasonably failing or refusing to comply with the goals for participation by MBEs and WBEs.

(2)           The procedure and time limits for filing and resolving a complaint are set forth in the Regulations.

ARTICLE 13        EEO/NON-DISCRIMINATION

(1)           The Bidder agrees as a precondition to entering into a valid and binding Contract, not to discriminate against any employee or applicant for employment for work under this Contract, or any subcontract hereunder, by reason of race, creed, color, national origin, sex, age, disability or marital status, and that it shall make and document its conscientious and active efforts to employ and utilize minority group members and women in its work force on this Contract. The Bidder will undertake or continue existing programs of affirmative action to ensure that minority group members and women are afforded equal opportunities without discrimination. For these purposes, affirmative action shall apply in the areas of recruitment, employment, job assignment, promotion, upgradings, demotion, transfer, layoff, or termination and rates of pay or other forms of compensation. Upon a written request to the Authority’s Bid Reception Desk, Room 160, 130 Livingston Street, Brooklyn, N.Y. 11201, the Authority will

6

supply contractors with a copy of the “New York State Labor Force Availability Data,” for specific job titles that fall within the relevant occupational categories. This data can be utilized by contractors in the identification, recruitment and retention of minority group members and women for participation on this Contract.

(2)           The requirements of this Schedule shall not apply to any employment or application for employment outside New York State or solicitations or advertisements thereof or any existing programs of affirmative action regarding employment outside New York State.

(3)           The Authority may waive the provisions of this Schedule for the Contractor or any of its Subcontractors that are in compliance with Federal laws and regulations concerning equal employment opportunities which effectuate the purposes of this Schedule. The Authority will not generally grant a waiver if the work force to be utilized in the performance of this Contract can be separated out from the Contractor’s and/or Subcontractor’s total work force and that portion of the work force will be dedicated to performance of the Contract within New York State..

A Contractor and/or Subcontractor requesting a pre-award waiver should forward its written request to the Procurement Representative. A Contractor and/or Subcontractor requesting a post-award waiver should forward its written request to the Engineer or Project Manager with a copy to the Deputy Director, Division of Business Programs. Requests for a waiver should include copies of documentation supporting compliance with Federal laws such as Standard Form 100 (EEO-1). Manufacturers of transit vehicles must submit a current U.S. Department of Transportation certification of compliance with the requirements of 49 CFR Part 23 for a waiver request to be considered. The Contractor and/or Subcontractor shall supply any additional information and/or documentation applicable to the request for a waiver that the Authority requests.

Contractors and/or Subcontractors that intend to file a post-award request for a waiver will be subject to all pre-award EEO requirements set forth in the Contract documents.

ARTICLE 14        AFFIRMATIVE ACTION/EEO SUBMISSION REQUIREMENTS

The apparent low Bidder will be required to submit an EEO-I Form and EEO Policy Statement within seven (7) calendar days after it receives verbal notification of the selection. All other bidders must submit the document within seven (7) calendar days of verbal request for same. The Authority’s Division of Materiel will confirm, in writing, any verbal notification. However, the time frame for Bidder’s response is based upon the date the verbal notification was given. The Division of Materiel may extend the deadline for submission of an EEO-I Form or an EEO Policy Statement. Any requests or an extension must be submitted to the attention of the Procurement Representative.

If a Bidder does not submit an EEO-I Form or an EEO Policy Statement, the Bid may be rejected unless reasonable justification for such failure is provided in writing or a commitment is made to provide such document within the time frame established by the Authority.

7

ARTICLE 15        CONTRACTOR COMPLIANCE REPORTING

The Authority is responsible for determining compliance by the Contractor with the affirmative action and MBE/WBE goals established in the Contract. The Authority may determine that the Contractor is complying with the affirmative action and MBE/WBE goals set forth in the MBE/WBE Utilization Plan by examining reports received from a Contractor on-site inspections, progress meetings regarding work required by the Contract or other Authority actions taken in the ordinary course of administering the Contract.

ARTICLE 16        POST-AWARD CONTRACTOR COMPLIANCE

(1)           Contractor Compliance Reports:

The Contractor must submit the following items to the Engineer or the Project Manager and a copy to the Division of Business Programs when required as specified below:

MBE/WBE Program Reports:

i)              Monthly Compliance Reports - By the fifteenth (15th) of each month, commencing after the award of the Contract, the Contractor is required to deliver to the Engineer or Project Manager a completed “Monthly Consultant and Contractor MBE/WBE Participation Report” (Form 15A.3). Such form is intended to provide a reporting mechanism on progress towards meeting MBE/WBE goals.

Work Force Utilization Reports:

ii)             Within sixty (60) days of the execution of this Contract, the Contractor shall submit a staffing plan which shall contain information on employees projected to work on activities related to the Contract. This information must be broken down by specified ethnic background, gender and related job titles. The information must be submitted on the Staffing Plan Form (Form Staffpln).

iii)            After the award of the Contract, the Contractor shall submit on a monthly basis, by the fifteenth (15th) of each month, throughout the life of the Contract, a work force utilization report which details employees’ hours worked on activities related to this contract. This information must be broken down by specified ethnic background, gender and related job titles. The information must be submitted on form WF-257 - Construction.

iv)           During the lifetime of the Contract, the Contractor shall undertake or continue existing programs of affirmative action and shall ensure that all subcontractors comply with the EEO requirements.

8

(2)           Subcontracts:

i)              If the duration of this Contract is less than one (1) year, then within sixty (60) days of execution of this Contract, unless extended by the Authority’s Division of Business Programs in writing, the Contractor shall enter into written subcontract agreement(s) with MBE/WBE(s) listed in its Proposer/Bidder MBE/WBE Utilization Plan Form or with substitutes which have been approved by the Authority.

ii)             If the duration of this Contract is one (1) year or more, not later than thirty (30) days before a Subcontractor commences work on the Contract, the Contractor shall enter into a written subcontract agreement with MBE/WBE(s) listed in its Proposer/Bidder MBE/WBE Utilization Plan Form or with substitutes which have been approved by the Authority.

iii)            Copies of the Contractor’s executed subcontract agreement(s) with MBE/WBE(s) shall be provided to the Authority’s Division of Business Programs by the Contractor immediately upon execution.

iv)           Within ninety (90) days of the execution of this Contract, the Contractor shall submit a work schedule outlining when the MBE/WBE subcontractor(s) will commence and complete work on the Contract.

The Contractor shall ensure that the individual listed below receives copies of all MBE/WBE reports and subcontract agreements as stipulated above. Copies of such documents should be forwarded to the address specified below:

Contract Compliance Officer

MTA New York City Transit

Division of Business Programs

130 Livingston Street, 10th Floor

Brooklyn, NY 11201

ARTICLE 17        PROHIBITIONS OF AGREEMENTS TO RESTRICT COMPETITION

Agreements between a Bidder and a MBE/WBE in which the MBE/WBE agrees not to provide subcontracting quotations to any other bidders are prohibited.

ARTICLE 18        AUTHORITY’S RESERVATION OF ALL REMEDIES

The Authority reserves all remedies it may have pursuant to law and this Contract in the event it determines that the Contractor has violated this Contract (including a failure to comply with the State MBE/WBE law, the Regulations or this Schedule).

9

CONTRACT NUMBER 00D7815

ATTACHMENT 8

FEDERAL DRUG AND ALCOHOL TESTING CERTIFICATION

ATTACHMENT 8

Federal Drug and Alcohol Testing Certification

The Proposer will check one of the following certificates, as applicable. Proposer is referred to PARAGRAPH 22 of the Request for Proposals. Proposers are advised that a Proposer that fails to check one of the following certifications may not be considered for contract award.

☐                                    Proposer intends to perform the Work as identified as being Safety-Sensitive with its own employees. The Proposer, by execution of the Proposal and submission of its Proposal agrees to comply with the requirements of 49 CFR Parts 40, 653 and 654, promulgated by the U.S. Department of Transportation - Federal Transit Administration to implement the Omnibus Transportation Employee Testing Act. The requirements contained in these regulations are described in ARTICLE 109, DRUG AND ALCOHOL TESTING and ARTICLE 110, PRIVACY ACT of the Specific Contract Provisions, as well as in PARAGRAPH 22 of the Request for Proposals.

or

☐                                    Proposer intends to utilize subcontractors to perform those aspects of the Work identified as being Safety-Sensitive. By utilizing subcontractors to perform the Safety-Sensitive work the Contract will not be subject to the requirements of the Federal Drug and Alcohol Testing Programs. However, the Proposer, by execution of the Proposal and submission of its Proposal agrees to comply with the requirements of 49 CFR Parts 40, 653 and 654, promulgated by the U.S. Department of Transportation - Federal Transit Administration to implement the Omnibus Transportation Employee Testing Act if during the performance of the work the Proposer utilizes its own employees to perform the work identified as being Safety-Sensitive. The requirements contained in these regulations are described in ARTICLE 109, DRUG AND ALCOHOL TESTING and ARTICLE 110, PRIVACY ACT of the Specific Contract Provisions, as well as in PARAGRAPH 22 of the Request for Proposals. The Proposer agrees to notify the Project Manager when a change hr performance occurs.

CONTRACT NUMBER 00D7815

ATTACHMENT 9

SAMPLE TRIP TICKET AND MANIFEST

TRIP TICKET
T 2428802

		SCHEDULED	APPOINTMENT
TRIP DATE	TRIP ID	PICK UP TIME	TIME	ROUTE ID	VEHICLE ID	ESCORT	GUEST(#)	S OR AR

PASSENGER		PASSENGER	SCHD. RETURN
ID	PASSENGER NAME	FARE DUE	PICK UP TIME

ORIGIN:		DESTINATION:

ADDRESS:		ADDRESS:

BOROUGH:	ZIP:	BOROUGH:	ZIP:

ACTUAL TIMES
PICKUP ☐	DROP OFF ☐	LATENESS: PASSENGER ☐ DRIVER ☐
• AM	• AM	COMMENT/INCIDENT
• PM	• PM

LIFT USED? YES ☐ NO ☐
PASSENGER SIGNATURE		DRIVER SIGNATURE	DRIVER#:

X

NO TIPPING ALLOWED	ORIGINAL/CARRIER	mkts-tripllx

Mainfest for 06/09/00

Provider:[REDACTED]		TIME IN	ODOMETER START	Fri June 9 2000
Route #: 1	VEH #: 0	TIME OUT	ODOMETER FINISH	Driver:

STACALC SCH P/U

						GUESTS		EQUIP	PAS/CAR	PAS/CAR	PAS/CAR
ID#	APPT	DROP	PASSENGER NAME	ADDRESS	CITY	PCA		FARE	CANCEL	NO-SHOW	LATE	ODOMETER	TIME
N009	15:00	15:00	Beginning of Route	551 MIDLAND AVE		SI			[ ]	[ ]	[ ]	[ ]	[ ]

8765	15:22	15:10	[REDACTED]	[REDACTED] GRANITE AVE		SI	0	A	[ ]	[ ]	[ ]	[ ]	[ ]
		16:31	WALKER ST/EDEN 2 SCHOOL/MAIN ENT				1	1.50		718-[REDACTED]-1422
8765	16:31		[REDACTED] RAY	[REDACTED] E 106TH ST		MA	0	A	[ ]	[ ]	[ ]	[ ]	[ ]
			2ND AVE & 106TH ST (PLS CALL WHEN DR ARRIVE “PCA A MUST”				1			212-[REDACTED]-0822
4567	17:01	17:01	[REDACTED] MARCIA C	[REDACTED] E 36TH ST	10016	MA	0	A	[ ]	[ ]	[ ]	[ ]	[ ]
		18.41	LEXINGTON AV & 3RD AV/DR OFFICE/MAIN ENT/NO EQUIP				0	1.50		917-[REDACTED]-9538
7199	17:36	17:36	[REDACTED] ALFRED	[REDACTED] MONTAGUE ST	11201	BR	0	A	[ ]	[ ]	[ ]	[ ]	[ ]
		18:15	CLINTON & HENRY ST/NO EQUIP/ LAWYERS OFFICE				0	1.50		718-852-[REDACTED]
7199	18:15		[REDACTED] ALFRED	[REDACTED] 21ST DR	11214	BR	0	A	[ ]	[ ]	[ ]	[ ]	[ ]
			BAY 25TH ST / 20TH LANE/NO EQUIP/				0			718-266-[REDACTED]
4567	18:41		[REDACTED] MARCIA C	[REDACTED] MARYLAND AV	10305	SI	0	A	[ ]	[ ]	[ ]	[ ]	[ ]
			REYNOLDS ST/COLTON ST/NO EQ				0			718-420-[REDACTED]
2117	19:11	19:15		E LUNCH L		SI			[ ]	[ ]	[ ]	[ ]	[ ]
L
1743	20:10	20:15	[REDACTED] ANGELO	[REDACTED] PARK AVE		MA	0	?	[ ]	[ ]	[ ]	[ ]	[ ]
		22:16	HUNTER COLLEGE SOUTH MAIN ENT-ON LEX. AND & 68TH ST				0	1.50		212-772-[REDACTED]
9703	20:51	20:56	[REDACTED] DONALD J	[REDACTED] MYRTLE AV	11206	BR	0	A	[ ]	[ ]	[ ]	[ ]	[ ]
		22:08	TOMPKINS AVE & THROOP ST/RESIDENCE/CANE				0	1.50		718-486-[REDACTED]
4028	21:16	21:21	[REDACTED] ANGELINA	[REDACTED] 6TH AV	11215	BR	0	A
		21:36	PROSPECT AV / 16 ST/ CANE				0	1.50	[ ]	[ ] 718-[REDACTED]-2448	[ ]	[ ]	[ ]
4028	21:36		[REDACTED] ANGELINA	[REDACTED] 62ND ST	11220	BR	0	A
			8TH AVE & 9TH AV/ CANE/SENIOR CLUB GOYA				0		[ ]	[ ] 718-[REDACTED]-9416	[ ]	[ ]	[ ]
9701	22:08		[REDACTED] DONALD J	[REDACTED] TOMPKINS AVE	10304	SI	0	A	[ ]	[ ]	[ ]	[ ]	[ ]
			HILL ST/BROAD ST/ CANE/REHAB CENTER				0			718-727-[REDACTED]
1741	22:16		[REDACTED] ANGELO	[REDACTED] BARD AVE		SI	0	A	[ ]	[ ]	[ ]	[ ]	[ ]
			CLOVE RD & BARD AVE / CAN TRANSFER				0			718-[REDACTED]-0168	[ ]	[ ]	[ ]
6779	22:32	22.28	[REDACTED] JENNIE	[REDACTED] JEROME AVENUE	10305	SI	0	A	[ ]	[ ]	[ ]	[ ]	[ ]
		22:46	HOLY ROSARY CHURCH BINGO HALL/OFF MCCLEAN AVE/CANE				1	1.50		718-442-[REDACTED]	[ ]	[ ]	[ ]
6779	22:46		[REDACTED] JENNIE	[REDACTED] KLONDIKE AV	10314	SI	0	A	[ ]	[ ]	[ ]	[ ]	[ ]
			OFF KELLY RD/CANE				1			718-[REDACTED]-7856

1

Mainfest for 06/09/00

Provider: RJR
Route #: 1	VEH #: 0

						GUESTS	EQUIP	PAS/CAR	PAS/CAR	PAS/CAR
ID#	APPT	DROP	PASSENGER NAME	ADDRESS	CITY	PCA	FARE	CANCEL	NO-SHOW	LATE	ODOMETER	TIME
9002	23:01	23:06		551 MIDLAND AVE		SI		[ ]	[ ]	[ ]	[ ]	[ ]
E			End of Route
									Total fares:	$10.50

2

CONTRACT NUMBER 00D7815

ATTACHMENT 10

CURRENT PARATRANSIT FLEET

Paratransit Vehicles

	Bronx	Manhattan	Staten Island	Bklyn 1	Bklyn 2	Queens	Overnight	Total Vehicles
2000 Goshen Option	8	11	5	9	9	15	5	62
1996 Metrotrans Classic 20	3							3
1994 Metrotrans Classic II
1995 Metrotrans Classic II	3	4						7
1996 Metrotrans Classic II				3	3			6
1997 Metrotrans Classic II	13	16	3					32
1998 Metrotrans Classic II	11	14	5					30
1995 Metrotrans Minivan	1	1						2
1994 Ford Crown Vic
1995 Ford Crown Vic			10	13	13	18		54
1997 Ford Crown Vic	6	8	8	2	2	2		28
1996 Girardin Bluebird				8	8	11		27
1997 Girardin Bluebird				1	1			2
1998 Girardin Bluebird	5	7		10	10	16		48
1996 Ford Champion				2	2	3		7
1997 Ford Champion						1		1
1996 Ford Braun				3	3	6		12
1998 Goshen Pacer	4	6	3	19	19	28		79
1999 Goshen Pacer II	3	5	3	14	14	20		59
2000 Goshen Pacer II	8	11		12	12	19		62
1999 Coach & Equipment Phoenix	12	14	1	9	9	15		60
2000 Coach & Equipment Phoenix	3	4		5	5	8		25
1999 Coach & Equipment Phoenix 2			3					3
2000 Coach & Equipment Phoenix 2			6					6
Total Vehicles by Carrier	80	101	47	110	110	162	5	615
Average Years in Service	1.82	1.7	2	1.78	1.78	1.66	0	1.75

Transit Facility Management Corp.	A TRANSIT ALLIANCE COMPANY
165-25 147th Avenue, Jamaica, New York 11434-5295	Jerome Cooper
Tel. (718) 995-4700 Fax (718) 995-4712	President

November 9, 2000

New York City Transit Authority

RFP Number 00D7815

130 Livingston Street, Bid Desk

Brooklyn, NY 11201-5190

Attrn:	Timothy P. Rooney, Assistant Chief Procurement Officer

Re:	Access-A-Ride Paratransit Transportation Service

Dear Mr. Rooney:

We appreciate the opportunity you provided us last week to meet and explain elements of our proposal to operate Access-A-Ride paratransit service under contract to MTA New York City Transit. The dialog was very helpful in gaining additional insights into the service.

As a result of that discussion our proposal has been reviewed and adjusted. Attached are revised price proposal sheets that reflect the adjustments we have made. Should any further explanation be necessary please do not hesitate to call.

Employee Benefits

We reexamined the benefits rate used and have been able to reduce it to 28 percent by careful thought and analysis of our health benefits and pension costs. A reduction in non-fixed benefits expense from 10.45 percent to 8.45 percent represents a 19 percent decrease.

Our fixed benefit rate costs have not changed and are as follows:

Social security	7.65 percent
Workers’ compensation	6.00 percent
Unemployment	1.90 percent
Vacation (assumes two weeks vacation per year)	4.00 percent
Total	19.55 percent

Mobilization

MTA New York City Transit asked if Transit Facility Management would accept an incremental mobilization, and accept work in discrete intervals as drivers complete their training. This request is acceptable. As our drivers complete their training we will accept vehicles and begin service.

This incremental mobilization affects our proposal slightly. The personnel and facility costs are all one-time expenses that will be charged in accordance with our proposal. The cost of hiring employees will be charged throughout the incremental mobilization period as incurred.

Line 4. The number of hours allocated to the assistant operations managers has been reduced from 2,080 hours to 480 hours. This revised number reflects a mobilization period of six weeks for these managers instead of six months.

Our proposal continues to include two assistant operations managers . We firmly believe that these people are necessary in order to provide effective managerial control over the entire operation during all operating hours. This plan ensures that there will always be an individual available with the authority and discretion to take whatever action might be necessary for the safe, efficient, and effective operation of the paratransit service. The manager in charge will be able to assist dispatchers during especially heavy work periods and will set priorities for the maintenance staff.

Line 5. With an incremental mobilization we have been able to reduce the number of safety and training managers during mobilization to a single individual working a total of 1,040 hours (six months). This period will accommodate several training classes for vehicle operators, as well as the preparation of related training materials.

Line 6. We have reviewed the proposed wages to be paid to a data entry clerk and the importance of the work to be performed by the clerk. In light of the current labor market we do not believe that we will be able to attract a qualified clerk for less than the amount proposed, and therefore no modification to the price is given.

Line 7. We have adjusted the proposed dispatcher hours. In addition we have also included an increase in the proposed hourly rate. The two increases insure that each dispatcher will not be overburdened in their critical functions, and that knowledgeable people with an intimate familiarity with the City’s streets can be attracted to these positions.

Line 14. The price for a fax machine is reduced to $495, the cost of a Hewlett Packard model 920 fax machine.

Line 15. The telephone equipment to be set up is an NEC NEAX 2000 IVS2 centralized system. It provides voice mail, auto-attendant, and a call accounting package. The auto-attendant distributes calls to the appropriate department and allows the caller to search for a person’s extension via the first three letters of his or her last name. The call accounting feature keeps track of incoming and outbound calls logging the date, time of call, phone number, and length of call. There will be an absolute virtual link allowing for sharing of dial tone, and

2

one touch intercom and paging over the network. The automatic call distribution network will prioritize calls coming into the queue. The phone system will have a day and night greeting with call routing capabilities.

Line 25. We have changed the specification of the laser printer from an HP 4050 to an HP 2100. While a non-networked version of this printer sells for approximately $600, we will require a networked version since multiple computers will be sharing this single printer. The price is reduced from $1,629 to $1,038.

Line 30. We have changed our proposed two-way communication system to a Nextel system. The initial cost per unit for Nextel service is $60 ($10 for the equipment itself and $50 for service activation).

Line 31. A $200 uniform allowance will permit each operator to select a package of clothing. A typical package will include five shirts, two pairs of slacks, a cap, and a jacket.

Line 32. Initial vehicle operator training costs are reduced from $1,400 to $1,040 by reducing the hourly rate paid to employees during the training period.

Line 33. The original price proposed for drug and alcohol testing included four hours of paid time (at $14.50 per hour) to the person being tested. We have reduced that time to two hours. The cost of the two tests remain $90, and the total price per safety-sensitive employee is reduced from $150 to $120.

Fixed Costs

Line 4. We continue to propose two assistant operations managers for the reasons outlined above for line 4, mobilization costs.

Line 7. We continue to propose a wage rate of $12.50 per hour for the reasons outlined above for line 6, mobilization costs.

Line 8. The number of dispatchers is increased from four to eight, and their wage rates increased to $15.00 per hour, for the reasons outlined above for line 7, mobilization costs.

Line 14. The extension for parking in excess of fifty vehicles is corrected to $0. Upon expansion beyond fifty vehicles the specified rate of $1,200 per vehicle per year will apply.

Line 20. Nextel service will be provided at a rate of $55 per month, tax inclusive, for unlimited two-way service.

Line 21. Annual fax machine usage and service is reduced from $250 to $50.

3

Line 22. Safety and training costs are represented by a blended rate that includes both (1) annual retraining of employees and (2) initial vehicle operator training of new employees. The charge for annual retraining is for three days per vehicle operator. The charge for new employee testing consists of the charge for initial vehicle operator training (as specified in the mobilization costs) multiplied by the anticipated employee turnover rate. The charge for new employee testing reflects the lower training rate used in line 32 of mobilization expenses, and so the blended rate is reduced to $670.

Line 25. Non-revenue vehicle maintenance is reduced from $6,000 per year to $1,200 per year.

Line 26. Non-revenue vehicle fuel is reduced from $5,925 per year to $4,000 per year.

Line 27. Non-revenue vehicle tolls are reduced from $2,200 per year to $1,500 per year.

Line 28. An annual uniform allowance is provided in order to allow each vehicle operator to select new uniform items that might wear out. A cleaning allowance is provided to ensure that drivers maintain a neat and clean appearance.

Line 32. We are able to reduce the charges for drug and alcohol testing from $212 to $125. This is a blended rate that includes both (1) random testing of safety-sensitive employees and (2) initial testing of new employees. The charge for random testing consists of the separate expenses for drug testing and alcohol testing (including two hours wages for the tested employee) multiplied by the rate of testing specified at 49 C.F.R. §§ 653.47 and 654.35. The charge for new employee testing consists of the charge for both drug and alcohol testing (as specified in the mobilization costs) multiplied by the anticipated employee turnover rate.

Lines 33 through 35. Expenses relating to primer cartridges are moved from lines 4 through 6, variable expenses, to lines 33 through 35, fixed expenses. The number of cartridges to be used per year is reduced to four cartridges of each type.

Maintenance Costs

All labor hours listed on lines 1, 2, and 3 for each vehicle type are reduced. In our original proposal we anticipated a maintenance work force of approximately twenty-one people based upon age “B” vehicles, distributed as required among small vans, large vans, and sedans. We revise our proposal to yield a work force of approximately ten people based on age “B” vehicles.

Line 1. We will reduce the unit price for mechanics from $23.11 to $21.00 per hour.

4

Variable Costs

Line 1. We closely examined the rate we proposed for vehicle operators to determine if a lower amount could be specified. As long time transit managers, we have extensive experience in hiring drivers in a wide variety of operating environments, including traditional transit operations, school bus operations, and demand-response operations. Using this knowledge and experience in attempting to hire and retain qualified drivers in this very tight labor market, we believe the specified rate is necessary for us to be able to recruit a sufficient number of qualified driven to be able to operate the service reliably. For example, in school bus contracts where the starting salary is $10.00 to $11.00 per hour we have been unable to attract qualified driven. Other bus companies are struggling to obtain drivers and are offering many types of bonuses to attract drivers with only limited success.

To operate quality paratransit service requires a stable work force of well-trained qualified drivers. We believe that a lower wage rate will seriously affect our ability to attract and retain the kind of work force necessary to ensure a safe and high quality operation.

Historically we have enjoyed a high retention rate because of our good benefit package and our equitable wage rate. We anticipate a long and amiable association with MTA New York City Transit and are certain that our staff will be with us for many years.

Line 3. The number of gallons of fuel consumed is reduced from 212,500 to 150,000.

Pass-Through Costs

No adjustments.

Exceptions to Contract

Based on our discussion relating to the reasonableness of directives from MTA New York City Transit we suggest the following amendments to article 211 of the general contract provisions. In paragraph B add an additional sentence to read, “The parties each agree to adhere to a standard of reasonableness in their respective discretionary acts, and that the DRO shall consider the reasonableness of such discretionary acts in his decision.” In paragraph C add an additional sentence to read, “The Court may consider de novo the issue of the parties’ reasonableness in their respective discretionary acts.”

We also suggest that a force majeure paragraph be added that reads as follows: “Transit Facility Management shall not be deemed or declared to be in default, nor charged for liquidated damages, for a delay in providing or failure to provide services under this Contract due to causes beyond Transit Facility Management’s control. Such causes of excusable delay or failure to provide service include but are not limited to acts of God or of public enemies, fires, floods, acts of terrorism, injunctions, epidemics, quarantines, freight embargoes, government commandeering of facilities or equipment, and road closings. Strikes and work stoppages shall also constitute a cause of excusable delay or failure to provide service. Such delay or failure to provide services is excusable and excused only for so long as, and to the extent, that the reason for the delay or failure to provide services continues, including reasonable recovery time.”

5

Heavy Repairs

As requested, the following are samples of costs for heavy repairs exclusive of labor.

Diesel engine rebuild, 7.3-liter	$4,595
Transmission rebuild	$1,700
Wheelchair lift replacement	$3,100
A/C compressor (each)	$475

Expansion Plan

As vehicles are added to the fleet in excess of fifty, the 55th, 65th, 75th, and 85th will be considered additional “spare” vehicles beyond the existing five spare vehicles. As service expands the following adjustments will be made to our proposal. All prices shall be adjusted by the CPI inflator then in effect, as applicable.

MOBILIZAITON COSTS

In order to assure complete employee training, certain individuals will be placed on the payroll in advance of operating additional vehicles. A new dispatcher will be hired eight weeks in advance and new data entry clerks will be hired four weeks in advance.

New dispatcher	$4,800
Benefits	$1,344
Other overhead	$298
Total	$6,442

New data entry clerk	$2,000
Benefits	$560
Other overhead	$124
Total	$2,684

For each additional vehicle added to the fleet, an additional Nextel unit shall be acquired at a cost of $60. In addition two uniform allowances at $200 each, two training sessions at $1,040 each, and two drug and alcohol tests at $120 each shall be charged.

Nextel unit and activation	$ 60
Uniform allowance	$ 400
Initial vehicle operator training	$ 2,080
Drug and alcohol testing	$ 240
Total	$ 2,780

6

FIXED COSTS

For each additional seven vehicles added to the fleet an additional dispatcher shall be added to fixed costs at the rate of $15.00 per hour for 2,080 hours, per year.

New dispatcher	$31,200
Benefits	$8,736
Other overhead	$1,934
Sub-total	$41,870
Profit	$3,873
Total	$45,743

When the fleet reaches seventy vehicles an additional data entry clerk shall be added to fixed costs at the rate of $12.50 per hour for 2,080 hours, per year.

New data entry clerk	$26,000
Benefits	$7,280
Other overhead	$1,612
Sub-total	$34,892
Profit	$3,228
Total	$38,120

For each additional vehicle fixed costs shall be increased by $4,644, allocated as follows.

Nextel service	$660
Parking	$1,200
Safety and training costs	$1,340
Motor vehicle tax	$400
Uniform and cleaning allowance	$400
Drug and alcohol testing	$250
Sub-total	$4,250
Profit	$394
Total	$4,644

7

Concluding Remarks

Revised price proposal sheets reflecting changes are attached.

Once again we thank you for including us in the process of selecting carriers to operate Access-A-Ride paratransit service in New York City. Please call me should you have any further questions.

Very truly yours,

/s/ Stan Brettschneider

Stan Brettschneider
Vice President

8

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

MOBILIZATION COSTS

	ZONE: Brooklyn 1		Proposed Number of Revenue Vehicles: 50

Line #	Item	Number of Positions	# of Hours	Unit of Measure	Unit Price	$ Extension
	Personnel Costs:
	Salaried
1	Project manager	1	1,040	per year	$85,000	$42,500
2	Operations manager	1	1,040	per year	$82,500	$41,250
3	Maintenance manager	1	1,040	per year	$82,500	$41,250
4	Assistant operations manager	2	480	per year	$40,000	$9,231
5	Safety and training manager	1	1,040	per year	$50,000	$25,000

	Hourly
6	Data entry clerk		180	per hour	$12.50	$2,000
7	Dispatcher		2,580	per hour	$15.00	$38,400
8
9
10
11
		Subtotal Personnel Costs, w/o Benefits (Sum of 1-11, Above)				$199,631	A
		Benefits % 28 (A Times Benefits Percentage)				$55,897	B
		Other Overhead % 6.2 (A Times Overhead Percentage)				$12,377	C
		Personnel Costs (A+B+C)				$267,904	D

			Unit of
Line #	Item	Quantity	Measure	Unit Price	$ Extension
	Facility Costs:
12	Above-ground fuel system	1	each	$45,000	$45,000
13	Automatic power transfer switch	1	each	$10,000	$10,000
14	Fax system	1	each	$495	$495
15	Telephone system	1	each	$7,500	$7,500
16	Desks and chairs	5	each	$433	$2,165
17	File cabinets	10	each	$270	$2,700
18	Computer: Compaq Deskpro EP	2	each	$1,627	$3,254
19	Printer: HP LaserJet 8100	1	each	$2,579	$2,579
20	Internal print server: HP JetDirect 600N	1	each	$325	$325
21	Printer: Epson DFX-8500	2	each	$2,400	$4,800
22	Ethernet print server: Epson 10/100...	2	each	$300	$600
23	Dual speed hub: 3Com Superstack II	1	each	$620	$620
24	Computer: Micron ClientPro CN	3	each	$2,195	$6,585
25	Printer: HP LaserJet 2100	1	each	$1,038	$1,038
26	Shielded CAT 5e cable, 1000-ft	2	each	$194	$388
27	CAT 5e patch panel, 24 port	1	each	$136	$136
28	Hinged wall mount	1	each	$50	$50
29	Computer supplies (packs, faceplates, etc)	1	each	$500	$500
30	Nextel units and activation	75	each	$60	$4,500
31	Uniform allowance	90	per vehicle operator	$200	$18,000
		Subtotal Facility Costs (Sum of 12-31, Above)			$111,236	E

			Unit of
		Quantity	Measure	Unit Price	$ Extension
	Other Required Costs:
32	Initial vehicle operator training	90	per vehicle operator	$1,040	$93,600
33	Drug and alcohol testing	103	per safety-sensitive empl	$120	$12,360
		Subtotal Other Required Costs (Sum of 32-33, Above)			$105,960	F
		Total Mobilization Costs (D+E+F)			$485,099	G

NOTES:

Line items any left blank are for Proposers to specify items and costs.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

FIXED COSTS

	ZONE: Brooklyn 1		Proposed Number of Revenue Vehicles: 50

Line #	Item	Number of Positions	# of Hours	Unit of Measure	Unit Price	$ Extension
	Personnel Costs:
	Salaried
1	Project manager	1	2,060	per year	$85,000	$85,000
2	Operations manager	1	2,060	per year	$82,500	$82,500
3	Maintenance manager	1	2,060	per year	$82,500	$82,500
4	Assistant operations manager	2	4,160	per year	$40,000	$80,000
5	Safety and training manager	1	2,060	per year	$50,000	$50,000
6

	Hourly
7	Data entry clerk		2,060	per hour	$12.50	$26,000
8	Dispatcher		16,640	per hour	$15.00	$248,600
9
10
11
12

		Subtotal Personnel Costs, w/o Benefits (Sum of 1-12, Above)				$655,600	H
		Benefits % 28 (H Times Benefits Percentage)				$183,568	I
		Other Overhead % 6.2 (H Times Overhead Percentage)				$40,647	J
		Profit % 9.25 (H Times Profit Percentage)				$81,383	K
		Personnel Costs (H+I+J+K)				$961,198	L

			Unit of
Line #	Item	Quantity	Measure	Unit Price	$ Extension
	Facility Costs:
13	Rent (including parking for 50 vehicles)	12	per month	$ 12,000	$ 144,000
14	Parking (in excess of 50 vehicles)	0	per vehicle	$ 1,200	$ 0
15	Telephone	12	per month	$ 1,250	$ 15,000
16	Utilities	12	per month	$ 2,500	$ 30,000
17	Facility insurance	12	per month	$ 500	$ 6,000
18	Facility maintenance	12	per month	$ 1,450	$ 17,400
19	Facility security	12	per month	$ 865	$ 10,380
		Subtotal Facility Costs (Sum of 13-19, Above)			$ 222,780	M

			Unit of
		Quantity	Measure	Unit Price	$ Extension
	Other Required Costs:
20	Nextel service	75	per unit	$660	$49,500
21	Fax machines	1	per machine	$50	$50
22	Safety and training costs	90	per vehicle operator	$670	$60,300
23	Non-revenue vehicle maintenance	4	per non-revenue vehicle	$1,200	$4,800
24	Non-revenue fuel	4	per non-revenue vehicle	$4,000	$16,000
25	Non-revenue tolls	4	per non-revenue vehicle	$1,500	$6,000
26	Computer equipment maintenance	5	per computer	$750	$3,750
27	Motor vehicle tax	55	per vehicle	$400	$22,000
28	Uniform and cleaning allowance	90	per vehicle operator	$200	$18,000
29	Outside auditing fees	1	per year	$10,000	$10,000
30	Drug and alcohol testing	102	per safety-sensitive empl	$125	$12,750
31	Printer cartridge: HP LaserJet 8100	1	per year	$205	$205
32	Printer cartridge: HP LaserJet 8100	1	per year	$127	$127
33	Printer ribbon: Epson DFX-8500	1	per year	$33	$33
34					$0
35					$0
		Subtotal Other Required Costs (Sum of 20-35, Above)			$203,515	N
		Profit % 9.25 (N Times Profit Percentage)			$18,825	O
		Other Required Costs (N+O)			$222,340	P
		Total Fixed Costs (L+M+P)			$1,406,318	Q

NOTES:

Line items left blank are for Proposers to specify items and costs.

These are one-year, full-operation costs.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

MAINTENANCE COSTS

ZONE: Brooklyn 1

Revenue Small Van Maintenance:

Proposed Number of Small Vans: 38

Personnel Costs PER Small Van PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Hours/Year	Hours/Year	Hours/Year	Hours/Year	Unit Price
1	Mechanics	62	82	91	82	$21.00
2	Serviceman	124	165	181	165	$12.25
3	Fueler/Cleaner	165	165	165	165	$10.00
4
	Benefits % 28
	Other Overhead % 6.2

	Other PER Small Van Costs PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Price	Price	Price	Price
1	Parts	$563	$750	$825	$750
2	Fluids	$145	$145	$145	$145
3	Tires	$588	$588	$588	$588
4	Body Damage	$975	$975	$975	$975
5
6

NOTE: NYC Transit will calculate the extended price based on the actual vehicles allocated.

Revenue Large Van Maintenance:

Proposed Number of Large Vans: 10

Personnel Costs PER Large Van PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Hours/Year	Hours/Year	Hours/Year	Hours/Year	Unit Price
1	Mechanics	71	95	104	95	$21.00
2	Serviceman	142	189	208	189	$12.25
3	Fueler/Cleaner	189	189	189	189	$10.00
4

	Benefits % 28
	Other Overhead % 6.2

	Other PER Large Van Costs PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Price	Price	Price	Price
1	Parts	$647	$863	$949	$863
2	Fluids	$150	$150	$150	$150
3	Tires	$660	$660	$660	$660
4	Body Damage	$1,000	$1,000	$1,000	$1,000
5
6

NOTE: NYC Transit will calculate the extended price based on the actual vehicles allocated.

“Age” A means a vehicle that is both less than twelve months old AND has less than 30,000 miles on the odometer.

“Age” B means a vehicle that is at least 12 months old and less than 36 months old, OR is less than 12 months old but has at least 30,000 an no more than 90,000 miles on the odometer.

“Age” C means a vehicle that is either more than 36 months old OR has more than 90,000 miles on the odometer.

“Age” D means a vehicle that has been rehabbed by NYC Transit. A rehab means that the vehicle has new seating, wiring, brakes, transmission, air conditioning and suspension installed as well as having passed NYS Department of Transportation inspection.

Line items left blank are for Proposers to specify items and costs.

Note that damage to the side wall of the vehicle tires will be entirely the Contractor’s responsibility.

Revenue Sedan Maintenance:
Proposed Number of Sedans: 2
Personnel Costs PER Sedan PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Hours/Year	Hours/Year	Hours/Year	Hours/Year	Unit Price
1	Mechanics	31	41	45	41	$21.00
2	Serviceman	62	82	91	82	$12.25
3	Fueler/Cleaner	82	82	82	82	$10.00
4

	Benefits % 26

	Other Overhead % 6.2

Other PER Sedan Costs PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Price	Price	Price	Price
1	Parts	$375	$500	$550	$500
2	Fluids	$120	$120	$120	$120
3	Tires	$260	$260	$260	$260
4	Body Damage	$1,050	$1,050	$1,050	$1,050
5
6

NOTE: NYC Transit will calculate the extended price based on the actual vehicles allocated.

Maintenance Profit: 9.25%

“Age” A means a vehicle that is both less than twelve months old AND has less than 30,000 miles on the odometer.

“Age” B means a vehicle that is at least 12 months old and less than 36 months old, OR is less than 12 months old but has at least 30,000 an no more than 90,000 miles on the odometer.

“Age” C means a vehicle that is either more than 36 months old OR has more than 90,000 miles on the odometer.

“Age” D means a vehicle that has been rehabbed by NYC Transit. A rehab means that the vehicles has new seating, wiring, brakes, transmission, air conditioning and suspension installed as well as having passed NYS Department of Transportation inspection.

Line items left blank are for Proposers to specify items and costs.

Proposers on Sedans should propose on ALL Sedans for that Zone.

Proposers on Sedans should propose on ALL Sedans for that Zone

Note that damage to the side wall of the vehicle tires will be entirely the Contractor’s responsibility.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

VARIABLE AND PASS-THROUGH COSTS

ZONE:  Brooklyn 1

			Unit of
Line #	Item	Quantity	Measure	Unit Price	$ Extension
	Variable Costs:
1	Vehicle operators	139,598	hours	$14.50	$2,024,171
	Benefits % 28 (R Times Benefits Percentage)				$566,767.88
2	Road/operator supervisors	8,320	hours	$14.50	$120,640
	Benefits % 28 (T Times Benefits Percentage)				$33,779.20
3	Fuel	150,000	gallons	$1.60	$240,000
4					$0
5					$0
6					$0

	Subtotal Variable Cost (Sum of 1-6, Above)				$2,985,358	X

	Variable Profit 9.25 (X Times Profit %)				$276,146	Y

	Total Variable Cost with Profit: (X+Y)				$3,261,504	Z
	Per Vehicle Calculations:
	Vehicle Service Hours Proposed:				139,598	AA

	Variable Cost Plus Profit Per Vehicle Hour (AA Divided By Z)				$23.36	BB

			Unit of
		Quantity	Measure	Unit Price	$ Extension
	Pass-Through Costs:
1	Vehicle Leases (To Be Determined by NYC Transit)
2	Revenue Tolls (To Be Determined by NYC Transit)
3	Revenue Vechicle Insurance	55	vehicles	$4,000	$220,000
4	Non-Revenue Vehicle Insurance	4	vehicles	$4,000	$16,000
5
	Total Pass-Through Cost: (Sum of 1-5, Above)				$236,000	CC

Proposal Cost Summary

Total Mobilization Costs:	(G)	$485,099

Total Fixed Costs with Profit:	(Q)	$1,406,318

Total Variable Costs with Profit:	(Z)	$3,261,504

Total Pass-Through Costs:	(CC)	$236,000

Grand Total Without Maintenance Costs	(G+Q+Z+CC)	$5,388,921

NOTES:

Line items left blank are for Proposers to specify itemized costs.

These are one-year full-operation costs.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

MOBILIZATION COSTS

ZONE: Brooklyn 2	Proposed Number of Revenue Vehicles: 50

Line #	Item	Number of Positions	# of Hours	Unit of Measure	Unit Price	$ Extension
	Personnel Costs:
	Salaried
1	Project manager	1	1,040	per year	$85,000	$42,500
2	Operations manager	1	1,040	per year	$82,500	$41,250
3	Maintenance manager	1	1,040	per year	$82,500	$41,250
4	Assistant operations manager	2	480	per year	$40,000	$9,231
5	Safety and training manager	1	1,040	per year	$50,000	$25,000

	Hourly
6	Data entry clerk		160	per hour	$12.50	$2,000
7	Dispatcher		2,560	per hour	$15.00	$38,400
8
9
10
11
		Subtotal Personnel Costs, w/o Benefits (Sum of 1-11, Above)				$199,531	A
		Benefits % 28 (A Times Benefits Percentage)				$55,897	B
		Other Overhead % 6.2 (A Times Overhead Percentage)				$12,377	C
			Personnel Costs (A+B+C)			$267,904	D

Line #	Item	Quantity	Unit of Measure	Unit Price	$ Extension
	Facility Costs:
12	Above-ground fuel system	1	each	$45,000	$45,000
13	Automatic power transfer switch	1	each	$10,000	$10,000
14	Fax system	1	each	$495	$495
15	Telephone system	1	each	$7,500	$7,500
16	Desks and chairs	5	each	$433	$2,165
17	File cabinets	10	each	$270	$2,700
18	Computer: Compaq Deskpro EP	2	each	$1,627	$3,254
19	Printer: HP LaserJet 8100	1	each	$2,579	$2,579
20	Internal print server: HP JetDrirect 600N	1	each	$325	$325
21	Printer: Epson DFX-8500	2	each	$2,400	$4,800
22	Ethernet print server: Epson 10/100...	2	each	$300	$600
23	Dual speed hub: 3Com Superstack II	1	each	$620	$620
24	Computer: Micron ClientPro CN	3	each	$2,195	$6,585
25	Printer: HP LaserJet 2100	1	each	$1,038	$1,038
26	Shielded CAR 5e cable, 1000-ft	2	each	$194	$388
27	CAT 5e patch panel, 24 port	1	each	$136	$136
28	Hinged wall mount	1	each	$50	$50
29	Computer supplies (jacks, faceplates, etc)	1	each	$500	$500
30	Nextel units and activation	75	each	$60	$4,500
31	Uniform allowance	90	per vehicle operator	$200	$18,000
		Subtotal Facility Costs (Sum of 12-31, Above)			$111,235	E

			Unit of
	Other Required Costs:	Quantity	Measure	Unit Price	$ Extension
32	Initial vehicle operator training	90	per vehicle operator	$1,040	$93,600
33	Drug and alcohol testing	103	per safety -sensitive empl	$120	$12,380
		Subtotal Other Required Costs (Sum of 32-34, Above)			$105,960	F

		Total Mobilization Costs (D+E+F)			$485,099	G

NOTES:

Line items left blank are for Proposers to specify items and costs.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

FIXED COSTS

ZONE: Brooklyn 2	Proposed Number of Revenue Vehicles: 50

Line #	Item	Number of Positions	# of Hours	Unit of Measure	Unit Price	$ Extension
	Personnel Costs:
	Salaried
1	Project manager	1	2,080	per year	$85,000	$85,000
2	Operations manager	1	2,080	per year	$82,500	$82,500
3	Maintenance manager	1	2,080	per year	$82,500	$82,500
4	Assistant operations manager	2	4,180	per year	$40,000	$80,000
5	Safety and training manager	1	2,080	per year	$50,000	$50,000
6

	Hourly
7	Date entry clerk		2,080	per hour	$12.50	$26,000
8	Dispatcher		18,640	per hour	$15.00	$249,600
9
10
11
12
		Subtotal Personnel Costs, w/o Benefits (Sum of 1-12, Above)				$655,600	H
		Benefits % 28 (H Times Benefits Percentage)				$183,568	I
		Other Overhead % 6.2 (H Times Overhead Percentage)				$40,647	J
		Profit % 9.25 (H times Profit Percentage)				$61,383	K
		Personnel Costs (H+I+J+K)				$961,195	L

			Unit of
Line #	Item	Quantity	Measure	Unit Price	$ Extension
	Facility Costs:
13	Rent (including parking for 50 vehicles)	12	per month	$ 12,000	$ 144,000
14	Parking (in excess of 50 vehicles)	0	per vehicle	$ 1,200	$ 0
15	Telephone	12	per month	$ 1,250	$ 15,000
16	Utilities	12	per month	$ 2,500	$ 30,000
17	Facility Insurance	12	per month	$ 500	$ 6,000
18	Facility maintenance	12	per month	$ 1,450	$ 17,400
19	Facility security	12	per month	$ 865	$ 10,360
		Subtotal Facility Costs (Sum of 13-19, Above)			$ 222,780	M

			Unit of
		Quantity	Measure	Unit Price	$ Extension
	Other Required Costs:
20	Nextel service	75	per unit	$880	$49,500
21	Fax machines	1	per machine	$50	$50
22	Safety and training costs	90	per vehicle operator	$670	$60,300
23	Non-revenue vehicle maintenance	4	per non-revenue vehicle	$1,200	$4,800
24	Non-revenue fuel	4	per non-revenue vehicle	$4,000	$16,000
25	Non-revenue tolls	4	per non-revenue vehicle	$1,500	$8,000
26	Computer equipment maintenance	5	per computer	$750	$3,750
27	Motor vehicle tax	55	per vehicle	$400	$22,000
28	Uniform and cleaning allowance	90	per vehicle operator	$200	$18,000
29	Outside auditing fees	1	per year	$10,000	$10,000
30	Drug and alcohol testing	102	per safety-sensitive ampl	$125	$12,750
31	Printer cartridge: HP LaserJet 8100	1	per year	$205	$205
32	Printer cartridge: HP LaserJet 8100	1	per year	$127	$127
33	Printer ribbon: Epson DFX-8500	1	per year	$33	$33
34					$0
35					$0
		Subtotal Other Required Costs (Sum of 20-35, Above)			$203,515	N
		Profit % 9.25 (N Times Profit Percentage)			$18,825	O
		Other Required Costs (N+O)			$222,340	P
		Total Fixed Costs (L+M+P)			$1,405,318	Q

NOTES:

Line items left blank are for Proposers to specify items and costs.

These are one-year, full-operation costs.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

MAINTENANCE COSTS

ZONE: Brooklyn 2

Revenue Small Van Maintenance: Proposed Number of Small Vans: 38 Personnel Costs PER Small Van PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Hours/Year	Hours/Year	Hours/Year	Hours/Year	Unit Price
1	Mechanics	62	82	81	82	$21.00
2	Serviceman	124	165	181	185	$12.25
3	Fueler/Cleaner	165	165	165	165	$10.00
4
	Benefits % 28
	Other Overhead % 6.2

Other PER Small Van Costs PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Price	Price	Price	Price
1	Parts	$563	$750	$825	$750
2	Fluids	$145	$145	$145	$145
3	Tires	$588	$588	$588	$588
4	Body Damage	$975	$975	$975	$975
5
6

NOTE: NYC Transit will calculate the extended price based on the actual vehicles allocated.

Revenue Large Van Maintenance: Proposed Number of Large Vans: 10 Personnel Costs PER Large Van PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Hours/Year	Hours/Year	Hours/Year	Hours/Year	Unit Price
1	Mechanics	71	95	104	95	$21.00
2	Servicemen	142	189	206	189	$12.25
3	Fueler/Cleaner	189	189	189	189	$10.00
4
	Benefits % 28
	Other Overhead % 6.2

Other PER Large Van Costs PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Price	Price	Price	Price
1	Parts	$647	$863	$949	$863
2	Fluids	$150	$150	$150	$150
3	Tires	$660	$660	$600	$660
4	Body Damage	$1,000	$1,000	$1,000	$1,000
5
6

NOTE: NYC Transit will calculate the extended price based on the actual vehicles allocated.

“Age” A means a vehicle that is both less than twelve months old AND has less than 30,000 miles on the odometer.

“Age” B means a vehicle that is at least 12 months old and less than 36 months old, OR is less than 12 months old but has at least 30,000 an no more than 90,000 miles on the odometer.

“Age” C means a vehicle that is either more than 36 months old OR has more than 90,000 miles on the odometer.

“Age” D means a vehicle that has been rehabbed by NYC Transit. A rehab means that the vehicle has now seeking, wiring, brakes, transmission, air conditioning and suspension installed as well as having passed NYS Department of Transportation inspection.

Line items left blank are for Proposers to specify items and costs.

Note that damage to the side wall of the vehicle tires will be entirely the Contractor’s responsibility.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

MAINTENANCE COSTS

ZONE: Brooklyn 2

Revenue Sedan Maintenance: Proposed Number of Sedans: 2 Personnel Costs PER Sedan PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Hours/Year	Hours/Year	Hours/Year	Hours/Year	Unit Price
1	Mechanics	31	41	45	41	$21.00
2	Serviceman	62	82	91	82	$12.25
3	Fueler/Cleaner	82	82	82	82	$10.00
4
	Benefits % 28
	Other Overhead % 6.2

Other PER Sedan Costs PER Year

		“Age” A	“Age” B	“Age” C	“Age” D
		Price	Price	Price	Price
1	Parts	$375	$500	$550	$500
2	Fluids	$120	$120	$120	$120
3	Tires	$260	$260	$260	$260
4	Body Damage	$1,050	$1,050	$1,050	$1,050
5
6

NOTE: NYC Transit will calculate the extended price based on the actual vehicles allocated.

Maintenance Profit: 9.25%

“Age” A means a vehicle that is both less than twelve months old AND has less than 30,000 miles on the odometer.

“Age” B means a vehicle that is at least 12 months old and less than 36 months old, OR is less than 12 months old but has at least 30,000 an no more than 90,000 miles on the odometer.

“Age” C means a vehicle that is either more than 36 months old OR has more than 90,000 miles on the odometer.

“Age” D means a vehicle that has been rehabbed by NYC Transit. A rehab means that the vehicle has now seeking, wiring, brakes, transmission, air conditioning and suspension installed as well as having passed NYS Department of Transportation inspection.

Line items left blank are for Proposers to specify items and costs.

Proposers on Sedans should propose on ALL Sedans for that zone.

Proposers on Sedans should propose on ALL Sedans for that zone.

Note that damage to the side well of the vehicle lines will be entirely the Contractor’s responsibility.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

VARIABLE AND PASS-THROUGH COSTS

ZONE: Brooklyn 2

			Unit of
Line #	Item	Quantity	Measure	Unit Price	$ Extension
	Variable Costs:
1	Vehicle operators	139,598	hours	$14.50	$2,024,171	R
		Benefits % 28 (R Times Benefits Percentage)			$566,767.88	S
2	Road/operator supervisions	8,320	hours	$14.50	$120,640	T
		Benefits % 28 (T Times Benefits Percentage)			$33,779.20	U
3	Fuel	160,000	gallons	$1.80	$240,030
4					$0
5					$0
6					$0
		Subtotal Variable Cost (Sum of 1-8, Above)			$2,985,358	X
		Variable Profit 9.25 (X Times Profit %)			$276,148	Y
		Total Variable Cost with Profit (X+Y)			$3,261,504	Z

	Per Vehicle Calculations:	Vehicle Service Hours Proposed			139,598	AA

		Variable Cost Plus Profit Per Vehicle Hour (AA Divided by Z)			$23.36	BB

			Unit of
		Quantity	Measure	Unit Price	$ Extension
	Pass-Through Costs:
1	Vehicle Losses (To Be Determined by NYC Transit
2	Revenue Tolls (To Be Determined by NYC Transit)
3	Revenue Vehicle Insurance	55	vehicles	$4,000	$220,000
4	Non-Revenue Vehicle Insurance	4	vehicles	$4,000	$16,000
5
		Total Pass-Through Cost: (Sum of 1-5, Above)			$236,000	CC

Proposal Cost Summary

Total Mobilization Costs:	(G)	$486,099

Total Fixed Costs with Profit:	(Q)	$1,406,318

Total Variable Costs with Profit:	(Z)	$3,261,504

Total Pass-Through Costs:	(CC)	$236,000

Grand Total Without Maintenance Costs	(G+Q+Z+CC)	$5,388,921

NOTES:

Line items left blank are for Proposers to specify itemizd costs.

These are one-year, full-operation costs.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

MOBILIZATION COSTS

	ZONE: Queens		Proposed Number of Revenue Vehicles: 50

Line #	Item	Number of Positions	# of Hours	Unit of Measure	Unit Price	$ Extension
	Personal Costs:
	Salaried
1	Project manager	1	1,040	per year	$85,000	$42,500
2	Operations manager	1	1,040	per year	$82,500	$41,250
3	Maintenance manager	1	1,040	per year	$82,500	$41,250
4	Assistant operations manager	2	480	per year	$40,000	$8,231
5	Safety and training manager	1	1,040	per year	$60,000	$25,000

	Hourly
6	Data entry clerk		160	per hour	$12.50	$2,000
7	Dispatcher		2,580	per hour	$15.00	$38,400
8
9
10
11
		Subtotal Personnel Costs, w/o Benefits (Sum of 1-11, Above)				$199,831	A
		Benefits % 28 (A Times Benefits Percentage)				$55,897	B
		Other Overhead % 6.2 (A Times Overhead Percentage)				$12,377	C
		Personnal Costs (A+B+C)				$267,904	D

			Unit of
Line #	Item	Quantity	Measure	Unit Price	$ Extension
	Facility Costs:
12	Above-ground fuel system	1	each	$45,000	$45,000
13	Automatic power transfer switch	1	each	$10,000	$10,000
14	Fax system	1	each	$495	$495
15	Telephone system	1	each	$7,500	$7,500
16	Desks and chairs	5	each	$433	$2,185
17	File cabinets	10	each	$270	$2,700
18	Computer: Compaq Deskpro EP	2	each	$1,627	$3,254
19	Printer: HP LaserJet 8100	1	each	$2,579	$2,579
20	Internal print server: HP JetDirect 600N	1	each	$325	$325
21	Printer: Epson DFX-8500	2	each	$2,400	$4,800
22	Ethernet print server: Epson 10/100...	2	each	$300	$600
23	Duel speed hub: 3Com Superstack II	1	each	$620	$620
24	Computer: Micron Clientpro CN	3	each	$2,195	$6,585
25	Printer: HP LaserJet 2100	1	each	$1,038	$1,038
26	Shielded CAT 5e cable, 1000-ft	2	each	$194	$388
27	CAT 5e patch panel, 24 port	1	each	$136	$136
28	Hinged well mount	1	each	$50	$50
29	Computer supplies (jacks, faceplates, etc)	1	each	$500	$500
30	Nextel Units and activation	75	each	$80	$4,500
31	Uniform allowance	90	per vehicle operator	$200	$18,000
		Subtotal Facility Costs (Sum of 12-31, Above)			$111,235	E

		Quantity	Measure	Unit Price	$ Extension
	Other Required Costs:
32	Initial vehicle operator training	90	per vehicle operator	$1,040	$93,600
33	Drug and alcohol testing	103	per safety-sensitive empl	$120	$12,360
		Subtotal Other Required Costs (Sum of 32-33, Above)			$105,980	F
		Total Mobilization Costs (D+E+F)			$495,099	G

NOTES:

Line items left blank are for Proposers to specify items and costs.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

FIXED COSTS

ZONE: Queens	Proposed Number of Revenue Vehicles: 50

Line #	Item	Number of Positions	# of Hours	Unit of Measure	Unit Price	$ Extension
	Personnel Costs:
	Salaried
1	Project manager	1	2,080	per year	$85,000	$85,000
2	Operations manager	1	2,080	per year	$82,500	$82,500
3	Maintenance manager	1	2,080	per year	$82,500	$82,500
4	Assistance operations manager	2	4,160	per year	$40,000	$40,000
5	Safety and training manager	1	2,080	per year	$50,000	$50,000
6

	Hourly		2080	per hour	$12.50	$26,000
6	Data entry clerk		15,640	per hour	$15.00	$289,600
7	Dispatcher
8
9
10
11
12
		Subtotal Personnel Costs, w/o Benefits (Sum of 1-12, Above)				$655,600	H
			Benefits % 28 (H Times Benefits Percentage)			$183,568	I
		Other Overhead % 6.2 (H Times Overhead Percentage)				$40,647	J
		Profit % 9.25 (H Times Profit Percentage)				$81,383	K
			Personnel Costs (H+I+J+K)			$981,198	L

Line #	Item	Quantity	Unit of Measure	Unit Price	$ Extension
	Facility Costs:
13	Rent (including parking for 50 vehicles)	12	per month	$12,000	$144,000
14	Parking (in excess of 50 vehicles)	0	per vehicle	$1,200	$0
15	Telephone	12	per month	$1,250	$15,000
16	Utilities	12	per month	$2,500	$30,000
17	Facility insurance	12	per month	$500	$6,000
18	Facility maintenance	12	per month	$1,450	$17,400
19	Facility security	12	per month	$885	$10,380
	Subtotal Facility Costs (Sum of 13-19, Above)				$222,780	M

	Other Required Costs:	Quantity	Unit of Measure	Unit Price	$ Extension
20	Nextel service	75	per unit	$660	$49,500
21	Fax machines	1	per machine	$50	$50
22	Safety and injuring costs	90	per vehicle operator	$670	$60,300
23	Non-revenue vehicle maintenance	4	per non-revenue vehicle	$1,200	$4,800
24	Non-revenue fuel	4	per non-revenue vehicle	$4,000	$16,000
25	Non-revenue tolls	4	per non-revenue vehicle	$1,500	$6,000
26	Computer equipment maintenance	5	per computer	$750	$3,750
27	Motor vehicle tax	55	per vehicle	$400	$22,000
28	Uniform and clearing allowance	90	per vehicle operator	$200	$18,000
29	Outside auditing fees	1	per year	$10,000	$10,000
30	Drug and alcohol testing	102	per salary-sensitive empl	$125	$12,750
31	Printer cartridge: HP Laser Jet 8100	1	per year	$205	$205
32	Printer cartridge: HP Laser Jet 8100	1	per year	$127	$127
33	Printer ribbon: Epson DFX 8500	1	per year	$33	$33
34					$0
35					$0
		Subtotal Other Required Costs (Sum of 20-35, Above)			$203,515	N
		Profit % 9.25 (N Times Profit Percentage)			$18,825	O
		Other Required Costs (N+O)			$222,340	P
		Total Fixed Costs (L+M+P)			$1,426,318	Q

NOTES:

Line items left blank are for Proposers to specify items and costs.

These are one-year full-operation costs.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

MAINTENANCE COSTS

ZONE: Queens

Revenue Small Van Maintenance:
Proposed Number of Small Vans: 35
Personnel Costs PER Small Van PER Year

		“Age” A Hours/Year	“Age” B Hours/Year	“Age” C Hours/Year	“Age” D Hours/Year	Unit Price
1	Mechanics	82	82	91	82	$21.00
2	Serviceman	124	165	181	165	$12.25
3	Fueler/Cleaner	165	165	165	165	$10.00
4

Benefits % 28
Other Overhead % 6.2

Other PER Small Van Costs PER Year

		“Age” A Price	“Age” B Price	“Age” C Price	“Age” D Price
1	Parts	$583	$750	$825	$750
2	Fluids	$145	$145	$145	$145
3	Tires	$588	$588	$588	$588
4	Body Damage	$975	$975	$975	$975
5
6

NOTE: NYC Transit will calculate the extended price based on the actual vehicles allocated.

Revenue Large Van Maintenance:
Proposed Number of Large Vans: 10
Personnel Costs PER Large Van PER Year

		“Age” A Hours/Year	“Age” B Hours/Year	“Age” C Hours/Year	“Age” D Hours/Year	Unit Price
1	Mechanics	71	95	104	95	$21.00
2	Serviceman	142	189	208	189	$12.25
3	Fueler/Cleaner	189	189	189	189	$10.00
4

Benefits % 28
Other Overhead % 6.2

Other PER Large Van Costs PER Year

		“Age” A Price	“Age” B Price	“Age” C Price	“Age” D Price
1	Parts	$847	$863	$948	$863
2	Fluids	$150	$150	$150	$150
3	Tires	$660	$660	$600	$660
4	Body Damage	$1,000	$1,000	$1,000	$1,000
5
6

NOTE: NYC Transit will calculate the extended price based on the actual vehicles allocated.

“Age” A means a vehicle that is both less than twelve months old AND has less than 30,000 miles on the odometer.

“Age” B means a vehicle that is at least 12 months old and less than 36 months old, OR is less than 12 months old but has at least 30,000 an no more than 90,000 miles on the odometer.

“Age” C means a vehicle that is either more than 36 months old OR has more than 90,000 miles on the odometer.

“Age” D means a vehicle that has been rehabbed by NYC Transit. A rehab means that the vehicle has new seating, wiring, brakes, transmission, air conditioning and suspension installed as well as having passed NYS Department of Transportation inspection.

Line items left blank are for Proposers to specify items and costs.

Note that damage to the side wall of the vehicle tires will be entirely the Contractor’s responsibility.

Revenue Sedan Maintenance:
Proposed Number of Sedans: 2
Personnel Costs PER Sedan PER Year

		“Age” A Hours/Year	“Age” B Hours/Year	“Age” C Hours/Year	“Age” D Hours/Year	Unit Price
1	Mechanics	31	41	45	41	$21.00
2	Serviceman	62	82	91	82	$12.25
3	Fueler/Cleaner	82	82	82	82	$10.00
4

Benefits % 28
Other Overhead % 6.2

Other PER Sedan Costs PER Year

		“Age” A Price	“Age” B Price	“Age” C Price	“Age” D Price
1	Parts	$375	$500	$550	$500
2	Fluids	$120	$120	$120	$120
3	Tires	$260	$260	$260	$260
4	Body Damage	$1,050	$1,050	$1,050	$1,050
5
6

NOTE: NYC Transit will calculate the extended price based on the actual vehicles allocated.

Maintenance Profit: 9.25%

“Age” A means a vehicle that is both less than twelve months old AND has less than 30,000 miles on the odometer.

“Age” B means a vehicle that is at least 12 months old and less than 36 months old, OR is less than 12 months old but has at least 30,000 an no more than 90,000 miles on the odometer.

“Age” C means a vehicle that is either more than 36 months old OR has more than 90,000 miles on the odometer.

“Age” D means a vehicle that has been rehabbed by NYC Transit. A rehab means that the vehicle has new seating, wiring, brakes, transmission, air conditioning and suspension installed as well as having passed NYS Department of Transportation inspection.

Line items left blank are for Proposers to specify items and costs.

Proposers on Sedans should propose on ALL Sedans for that zone.

Proposers on Sedans should propose on ALL Sedans for that zone.

Note that damage to the side wall of the vehicle tires will be entirely the Contractor’s responsibility.

Contract 00D7815 City-Wide Primary Paratransit Service

Price Proposal

Proposer: Transit Facility Management Corp.

VARIABLE AND PASS-THROUGH COSTS

ZONE: Queens

Line #	Item	Quantity	Unit of Measure	Unit Price	$ Extension
	Variable Costs:

1	Vehicle operators	138,621	hours	$14.50	$2,010,005	R
		Benefits % 28 (R Times Benefits Percentage)			$562,801.26	S
2	Road/operator supervisors	8,320	hours	$14.50	$120,640	T
		Benefits % 28 (T Times Benefits Percentage)			$33,779.20	U
3	Fuel	150,000	gallons	$1.60	$240,000
4					$0
5					$0
6					$0
		Subtotal Variable Cost (Sum of 1-6, Above)			$2,967,225	X
		Variable Profit 9.25 (X Times Profit %)			$274,468	Y
		Total Variable Cost with Profit: (X+Y)			$3,241,693	Z
	Per Vehicle Calculations:
		Vehicle Service Hours Proposed:			138,621	AA

	Variable Cost Plus Profit Per Vehicle Hour (AA Divided by Z)				$23.39	BB

		Quantity	Unit of Measure	Unit Price	$ Extension
	Pass-Through Costs:
1	Vehicle Leases (To Be Determined by NYC Transit)
2	Revenue Tolls (To Be Determined by NYC Transit)
3	Revenue Vehicle Insurance	55	vehicles	$4,000	$220,000
4	Non-Revenue Vehicle Insurance	4	vehicles	$4,000	$16,000
5
		Total Pass-Through Cost: (Sum of 1-5, Above)			$236,000	CC

Proposal Cost Summary

Total Mobilization Costs:	(G)	$485,099

Total Fixed Costs with Profit:	(Q)	$1,406,318

Total Variable Costs with Profit:	(Z)	$3,241,693

Total Pass-Through Costs:	(CC)	$236,000

Grand Total Without Maintenance Costs	(G+Q+Z+CC)	$5,369,111

NOTES:

Line items left blank are for Proposers to specify itemized costs.

These are one-year full-operation costs.

Comparison of Price Proposals

						Revised Proposal
	Original	Percent of Total Price	Revised	Percent of Total Price	Change	Benefits	Other Overhead	Profit	Rent	Rent plus Profit
Mobilization	$581,645	8.9%	$517,499	8.7%	-11.0%	$55,897	$12,377	$0	$0	$0
Fixed	$1,217,044	18.6%	$1,417,134	23.8%	16.4%	$183,568	$40,647	$101,124	$144,000	$245,124
Maintenance	$1,105,432	16.9%	$534,717	9.0%	-51.6%	$76,249	$16,884	$45,274	$0	$45,274
Variable	$3,402,283	52.0%	$3,241,693	54.5%	-4.7%	$596,580	$0	$274,468	$0	$274,468
Pass-Through	$236,000	3.6%	$236,000	4.0%	0.0%	$0	$0	$0	$0	$0
TOTAL	$6,542,404	100.0%	$5,947,043	100.0%	-9.1%	$912,294	$69,908	$420,866	$144,000	$564,866

Price Per Vehicle Hour
Queens	$24.54		$23.39		-4.7%
Brooklyn	$24.52		$23.36		-4.7%

Subsequent Years (Year 2000 dollars, no CPI)
Year 2	$6,862,302		$6,184,826		-9.9%	$990,963	$60,908	$484,814	$156,000	$640,814
Year 3	$7,763,846		$6,940,108		-10.6%	$1,125,529	$64,285	$548,763	$168,000	$716,763
Year 4	$8,665,389		$7,695,390		-11.2%	$1,260,094	$67,661	$612,711	$180,000	$792,711
Year 5	$9,566,932		$8,450,672		-11.7%	$1,394,660	$71,038	$676,660	$192,000	$868,660
5-Year Total	$39,400,873		$32,218,039		-10.6%	$5,683,540	$333,800	$2,743,614	$840,000	$3,583,814

Note:

Virtually the entire change in fixed costs is attributed to additional dispatchers at a higher rate of pay